UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Value Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

December 31, 2009

Nuveen Multi-Manager Large-Cap Value Fund	Nuveen NWQ Multi-Cap Value Fund	Nuveen NWQ Large-Cap Value Fund	Nuveen NWQ Small/Mid-Cap Value Fund	Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board and Lead Independent Director

February 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Multi-Manager Large-Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), Nuveen HydePark Group, LLC, and Symphony Asset Management, LLC. HydePark and Symphony are affiliates of Nuveen Investments. Jerrold Senser and Thomas R. Wenzel oversee the portion of the Fund’s assets managed by ICAP, while David Tierney, PhD, John Gambla, CFA, and Rob Guttschow, CFA, perform a similar function at HydePark. David Wang oversees the portion of the Fund’s assets managed by Symphony. All these individuals have more than 15 years of investment industry experience.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Small-Cap Value and Small/Mid-Cap Value Funds. Both Jon and Phyllis have more than 25 years of investment and finance industry experience.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Fund. Dave has more than 25 years of investment management experience.

In the following discussion, representatives from each management team review key investment strategies and the performance of the Funds for the six-month period ended December 31, 2009.

How did the Funds perform during the twelve months ended June 30, 2009?

The table on page 17 provides performance information for the six Funds (Class A shares at net asset value) for the six-month, one-year, five-year, ten-year and since inception periods ended December 31, 2009. The table also compares each Fund’s performance to appropriate indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Nuveen Multi-Manager Large-Cap Value Fund’s Class A shares at net asset value performed in line with their comparative indexes over the six-month period ending December 31, 2009.

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The Fund uses three separate sub-advisors to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change, and monitors these holdings closely to determine if circumstances change. HydePark’s investment process does not endeavor to pick individual stocks. Rather, the investment process is implemented through proprietary software that takes a given benchmark, along with specified tracking risk, and produces a portfolio that seeks to maximize value-added performance within the defined risk parameters relative to the benchmark. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk reward balance versus the stated benchmark.

Within the ICAP-managed portion of the Fund, generally helpful sector allocations were balanced to a degree by some underperforming individual stock selections. Specifically, some holdings in the financials, basic industries and capital goods sectors detracted from the portfolio’s performance relative to the Russell index. Better stock selection in the communications, energy and transportation sectors made positive contributions to returns.

Within sectors, we benefited the most from being overweighted in strong-performing technology stocks and underweighted in utilities, which lagged the market overall. In contrast, the portfolio’s overweighting in the consumer services sector along with an underweighting in property companies were corresponding sources of relative underperformance.

During the reporting period, we maintained our consistent bottom-up stock-selection investment process. That is, we selected investments one-by-one, based on our assessment of their valuations and prospects for appreciation relative to other stocks. As a result, sector over- and underweightings were primarily the result of individual decisions about the stocks we wanted to own — not “top-down” assessments of which market groups we felt were the most likely to outperform. Our bottom-up approach led to increases in our communications and consumer staples weightings — where we found what we believed were some good investment opportunities — as well as a decline in the Fund’s retail allocation.

Given our increased optimism about the investment backdrop, U.S. economic growth and corporate profit expansion, we maintained the portfolio’s longstanding emphasis on financially strong businesses with capable management teams. We believed these businesses were well-positioned to capture market share from competitors and increase their earnings growth.

Among the holdings managed by ICAP, the top individual performer over the period was rail transportation company CSX, which was able to maintain strong pricing power and control costs through the economic downturn. Another strong stock was Caterpillar, Inc. This maker of construction equipment benefited from improve commodity pricing, Chinese economic stimulus, improving U.S. markets and its success in controlling costs.

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In the financials sector, JPMorgan Chase remained a top contributor. This large financial services company continued to maintain a stronger financial position than many of its competitors — enabling it to gain market share and continue to integrate recent acquisitions. Banking and credit card company, Capital One Financial also did quite well, helped by the economic recovery as well as positive changes to the firm’s business model.

On the negative side, defense contractor Lockheed Martin hampered the portfolio’s performance. Investors were concerned about possible reductions in U.S. defense spending — a trend with negative implications for the firm’s profit margins. Another detractor was pharmacy services company CVS Caremark, whose shares disappointed after it lowered its earnings outlook. In financials, bank stock U.S. Bancorp hurt the portfolio’s relative return as well. We established this position relatively late in the period. While it lagged in the brief time we owned it, we believe the company could benefit from its relatively strong balance sheet and potential to take market share from weaker rivals. Another financials stock, Bank of New York Mellon, also weighed on the portfolio’s relative performance.

A proprietary risk-controlled wealth creation model continued to be used to manage the HydePark portion of the Fund. This model utilizes both fundamental and momentum-related criteria to create an investment mix designed to maximize the portfolio’s overall reward-to-risk ratio.

The Hyde Park investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Fund. The model evaluates all the securities contained in the benchmark portfolio Russell 1000 Value Index for possible inclusion in the portfolio, and will not consider a stock if it is not contained in this index.

This process produces what HydePark believes is a well-diversified, efficient portfolio that attempts to perform within a specific, narrow tracking range (the degree of difference) versus the Russell 1000 Value Index. The Hyde Park holdings are monitored daily, with rebalances occurring quarterly.

Hyde Park believes the quantitative, risk-controlled process described above should, under normal circumstances, cause its portion of the Fund’s portfolio to track its benchmark portfolio closely, with value-added potential coming from relative overweights/underweights of each stock versus the index. The sum of these individual security overweights/underweights versus the index is, by definition, equal to zero;

4	Nuveen Investments

however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, our holdings sometimes will overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark.

On average during the reporting period, our holdings were overweighted in consumer staples, health care, telecommunication services and utility stocks. On average, the largest single underweight was in financials. Overall, sector weightings were a negative to relative performance versus the index.

Conversely, performance attributable to the individual stock holdings within each sector was a positive during the reporting period, with our stock picks within the industrial sector having the largest positive impact. Individual holdings within the health care and financial sectors also were a positive for the Fund, while certain stocks within the energy and information technology sectors produced negative relative performance.

In Symphony’s portion of the Fund, our overarching theme was an aversion to credit sensitive names, high financial leverage and vulnerable capital structures, and a preference for companies with strong cash flow generation, conservative management and market leadership.

The main sources of relative underperformance versus the indexes came from sector allocation, in particular an overweight exposure to consumer staples and an under-exposure to health care and utility companies. In particular, the relative under exposure to the health care insurance industry, which rallied over the course of the health care reform debate, hurt overall results. In the fourth quarter of 2009, our strategy was helped by slowing price appreciation among lower quality stocks that don’t pass our screening process.

Among the holdings managed by Symphony, the top three performers over the period included Visa, Seagate Technology and Cimarex Energy. Visa reported stronger than expected third quarter results driven by solid execution and cost controls. Management noted they are seeing stabilizing and improving transaction volume as economic fundamentals continue to strengthen. Also, Visa was added to the S&P 500 Index during the quarter.

Seagate manufactures disc drives used in computers and consumer electronic applications. The stock gained around 25% in the fourth quarter after announcing quarterly results that were much better than expected and offering guidance for future periods that was well above street estimates. During the fourth quarter, more evidence continued to emerge that PC sales were rebounding, partly due to a recovering macro environment world-wide and partly due to the introduction of Microsoft’s new Windows 7 operating system.

Cimarex Energy explores and produces oil and gas primarily in the South-Central United States. Shares rose following the company’s third quarter earnings release which signaled stabilization in drilling trends. Some analysts believe Cimarex should continue to benefit from increased drilling activity in its acreage in the Permian and Anadarko Basins, which could provide further upside to earnings. A strengthening in commodity markets also helped lift the shares.

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Several positions negatively impacted performance, including holdings of Principal Financial Group, Assurant and Amgen. Principal Financial Group is a life insurance and asset management firm which offered weaker than expected 2010 guidance in early December, causing the stock to lose value. We exited our position following the announcement.

Assurant reported better than expected third quarter earnings, but the stock lagged in the fourth quarter because of its strong move over the prior six months and concerns regarding stabilization in its most profitable Specialty Property unit.

Amgen is a leading biotech company with particular emphasis on neuroscience and cancer related research. In October, the company failed to win approval from the federal Food and Drug Administration to sell Denosumab, a bone-strengthener that is viewed as one of its most important experimental drugs. The stock subsequently recovered about half the loss that occurred immediately following this event. We continued to hold the shares at period end.

Nuveen NWQ Multi-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Multi-Cap Value Fund outperformed each of its comparative indexes for the six-month period ended December 31, 2009.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

In general, many of our investments appreciated sharply during the six months due to depressed valuations coming into the period, the impact of individual catalysts on specific stocks, and a perception of increasing stabilization in the economy.

Genworth Financial Inc. and Hartford Financial Services Group Inc. were two of our standout investments for the period. Similar factors drove the performance of both stocks, including greater financial flexibility due to recent capital raises and the continued improvement in the prices of securities held within their investment portfolios. Genworth dramatically strengthened its balance sheet with the sale of a partial interest in its Canadian mortgage insurance operation in July and a secondary stock offering in September. Hartford Financial improved its capital position with a common equity offering in August, in which we participated at $16 per share. Additionally, stronger overall asset prices aided Hartford’s investment portfolio and reduced its exposure within its variable annuity business. At period end, both companies continued to trade at significant discounts to book value, and we believed both still offered favorable risk/reward profiles.

Cardboard box manufacturer Packaging Corp. of America appreciated on expectations of improved pricing power and margin expansion in 2010 as containerboard inventories

6	Nuveen Investments

approached 15 year lows, and industry utilization rates moved close to 95%. The company is highly leveraged to rising containerboard prices, with each $100/ton increase in pricing adding roughly $1.40 in annual earnings per share. The company has a strong balance sheet, and could repurchase shares or increase its dividend in the near future.

Our energy investments Apache Corp. and Talisman Energy Inc. also were among our best performing stocks for the period. Against the backdrop of improving industry fundamentals and rising oil prices (crude approached $80 per barrel during the period, up from the mid-$60’s at the end of June, and the low-$30’s at the beginning of 2009), these companies had specific operational catalysts that contributed to investor’s taking increased interest in the stocks. Apache Corp. announced an agreement to sell natural gas for future delivery in Argentina at substantially higher prices than they were receiving previously. The company also announced that it would develop and monetize a natural gas asset in Australia with Chevron, giving investors greater clarity on the project. A catalyst for Talisman Energy was the announcement of an internal restructuring effort that will separate its North American operations into ‘Conventional’ and ‘Shale’ that should highlight the progress the company is making on its unconventional gas initiatives, thereby unlocking value.

While the majority of the Fund’s holdings posted positive returns for the period, our investments in Lockheed Martin Corp., NRG Energy Inc., and Redwood Trust Inc. underperformed. Shares of Lockheed Martin declined on investor concern of reduced defense spending as well as expectations for higher pension expense in 2010. We believe that many of the potential headwinds Lockheed faces are already priced in the stock and that the company remains attractively valued given its historically strong cash flows (double digit free cash flow yield), exposure to international markets, and management’s solid track record. Lockheed should benefit from future programs such as the F-35 (the single largest Department of Defense weapons program in history) as well as the recent decision to develop a mobile land-and-sea based missile defense system.

On a total return basis, our investment in Redwood Trust Inc. was essentially flat for the period. We initially had invested in Redwood Trust, a mortgage real estate investment trust (REIT), after the company had completed a secondary equity offering in January 2009, and then added to our position in May by participating in another secondary equity offering by the firm. Redwood Trust invests primarily in residential mortgage backed securities and differs from many traditional mortgage REITs because it has extremely low leverage. The company does not utilize short-term repurchase agreement financing and instead funds its assets with permanent capital (primarily equity) that is not subject to margin calls and financial covenants. We believe that the seasoned and conservative management team at Redwood is well positioned to take advantage of the current dislocation in the capital markets, while successfully managing their investment risk.

Shares of independent power producer, NRG Energy Inc., declined modestly as natural gas prices have not appreciated as much as investors had anticipated. NRG earns a greater operating margin as natural gas prices move higher, and its hedged coal costs remain stable. The shares also were weakened by the announcement that its highly regarded CFO, Robert Flexon, would be leaving the company to assume the position of President and CEO at Foster Wheeler USA Corp.

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We made a number of new investments in the Fund during the reporting period. In the finance sector, we established new positions in Citigroup, Columbia Banking Systems Inc. (CBS), FBR Capital Markets Corp., PrivateBancorp, and Tower Group Inc. In addition, we purchased Denbury Resources Inc. and Petrohawk Energy Corp., and re-established a position in Comcast Corp. at a lower price from where we exited the position a year earlier.

We eliminated several positions throughout the reporting period as well. We sold Agilent Technologies Inc. as we felt the stock offered a less compelling risk/reward profile following strong appreciation. We also exited our position in Lorillard Inc. following strong appreciation in its stock price. While we believed that potential regulatory risk surrounding menthol cigarettes was decreasing, Lorillard traded at a significant premium to its domestic tobacco peers. To some extent, this reflected its superior fundamentals, but its price also was affected by speculation of a takeover bid from its rival, Reynolds American Inc.

In July, we eliminated U.S. Steel Corp. as the stock price had doubled from its recent lows on expectations of a recovery in the steel industry. While we did expect inventory restocking to occur, we felt that demand for steel products would not rebound significantly, resulting in excess industry capacity. CF Industries Holdings Inc. was eliminated as the shares seemed to have reached fair value in relation to the hostile takeover bid by rival Agrium Inc. Other holdings eliminated during the period include EOG Resources Inc., Sepracor Inc., and TransAtlantic Holdings Inc.

Nuveen NWQ Large-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Large-Cap Value Fund slightly underperformed each of its comparative indexes for the six-month period ended December 31, 2009.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

In general, many of our investments appreciated sharply during the six months due to depressed valuations coming into the period, the impact of individual catalysts on specific stocks, and a perception of increasing stabilization in the economy.

Genworth Financial Inc. and Hartford Financial Services Group Inc. were two of our standout investments for the period. Similar factors drove the performance of both stocks, including greater financial flexibility due to recent capital raises and the continued improvement in the prices of securities held within their investment portfolios. Genworth dramatically strengthened its balance sheet with the sale of a partial interest in its Canadian mortgage insurance operation in July and a secondary stock offering in September. Hartford Financial improved its capital position with a common equity offering in August, in which we participated at $16 per share. Additionally, stronger

8	Nuveen Investments

overall asset prices aided Hartford’s investment portfolio and reduced its exposure within its variable annuity business. At period end, both companies continued to trade at significant discounts to book value, and we believed both still offered favorable risk/reward profiles.

Industrial equipment manufacturer, Ingersoll-Rand Co. Ltd, rose sharply given the success of recent restructuring efforts, as well as synergies from the integration of Trane (a large acquisition they made in 2008). Solid free cash flow growth also is allowing the company to de-lever its business. Ingersoll-Rand noted that its U.S. residential business appears to be approaching an inflection point as pent-up demand has begun to re-appear. The company has bid on $1 billion worth of projects related to federal stimulus initiatives, and sees the potential to bid for several billion dollars more.

Our energy investments also were among the best performing stocks for the period. Against the backdrop of improving industry fundamentals and rising oil prices (crude approached $80 per barrel during the period, up from the mid-$60’s at the end of June, and the low-$30’s at the beginning of 2009), these companies had specific operational catalysts that contributed to investor’s taking increased interest in the stocks. Apache Corp. announced an agreement to sell natural gas for future delivery in Argentina at substantially higher prices than they were receiving previously. The company also announced that it would develop and monetize a natural gas asset in Australia with Chevron, giving investors greater clarity on the project. Halliburton Co. continues to gain significant market share in the pressure pumping industry, while the catalyst for Noble Energy was its signing of a long-term contract to sell at least 23% of the gas from its Tamar discovery in offshore Israel at a price indexed to Brent Crude oil. This follows the company’s announcement of a second discovery (Tamar II) in July 2009 that was consistent with its original find.

While the majority of the Fund’s holdings posted positive returns for the period, our investments in Lockheed Martin Corp., and NRG Energy Inc. underperformed. Shares of Lockheed Martin declined on investor concern of reduced defense spending as well as expectations for higher pension expense in 2010. We believe that many of the potential headwinds Lockheed faces are already priced in the stock and that the company remains attractively valued given its historically strong cash flows (double digit free cash flow yield), exposure to international markets, and management’s solid track record. Lockheed should benefit from future programs such as the F-35 (the single largest Department of Defense weapons program in history) as well as the recent decision to develop a mobile land-and-sea based missile defense system.

The stock price of independent power producer NRG Energy Inc. declined as natural gas prices did not appreciated as much as investors had anticipated. NRG earns a greater operating margin when natural gas prices move higher and its hedged coal costs remain stable. The shares also were weakened by the announcement that its highly regarded CFO, Robert Flexon, would be leaving the company to assume the position of President and CEO at Foster Wheeler USA Corp.

We added several positions to the Fund over the reporting period. We re-invested in Citigroup as the company was raising capital to repay its TARP obligation and terminate its loss sharing agreement with the U.S. Treasury. We had eliminated our previous

Nuveen Investments	9

position in Citigroup in early October 2008 at more than five times the price of our most recent purchase. Citigroup previously converted $50 billion in preferred stock to common stock earlier in 2009, and raised an additional $17 billion in common equity in December. The stock offers compelling valuation, trading at a steep discount to tangible book value and roughly six times estimated normalized earnings power — which we believe should provide some downside protection. While we expect little to no net earnings for Citigroup in 2010 as the company continues to wind down non-core businesses and troubled assets, we anticipate a sharp earnings recovery beginning in 2011 that will be driven by improved credit quality and efforts to better manage and control expenses.

We invested in Kroger Co., one of the nation’s leading food and drug retailers, based on attractive valuation and upcoming catalysts as the stock has been out of favor for reasons that have plagued the entire food and retailing industry. First, the historical tailwind of food price inflation had become a headwind. There is significant deflation in the all-important dairy category, as well as in produce and many other areas. Deflated prices result in lower year over year sales comparisons and negatively impact margins. Second, there has been a change in consumer behavior brought on by the recession. Shoppers are still buying ‘what they need’, but have been buying much less of ‘what they want’. Finally, the competitive environment heated up in many major markets as players raised promotional levels to vie for the incremental shopping dollars. While the environment is extremely challenging, we believe that the business is close to the bottom.

CVS Caremark Corp. is a retail pharmacy and pharmacy services provider. We invested in the company on the premise that the market is not giving the company any credit for the synergies created by its purchase of pharmacy benefit manager Caremark Rx two years ago in a deal which created the most vertically integrated pharmacy in the country. More recently, we added to our energy exposure with the purchases of Canadian Natural Resources Ltd. and ConocoPhillips. ConocoPhillips recently announced a corporate restructuring where the company will focus on selling $15-$20 billion of assets, raising returns, paying down some debt, and repurchasing shares. We swapped out of our position in EOG Resources Inc. for Canadian Natural Resources since it offered better valuation and catalysts.

We eliminated Agilent Technologies Inc. as we felt the stock offered a less compelling risk/reward profile following strong appreciation. The stock had appreciated as the company beat earnings estimates, provided a solid outlook, and announced the acquisition of Varian Inc., a supplier of scientific instruments. We also exited our position in Lorillard Inc. following strong appreciation in its stock price. While we believed that potential regulatory risk surrounding menthol cigarettes was decreasing, Lorillard traded at a significant premium to its domestic tobacco peers. To some extent, this reflected its superior fundamentals, but its price also was affected by speculation of a takeover bid from its rival, Reynolds American Inc. We did not think such an offer would be forthcoming in the near or intermediate future.

In July, we eliminated U.S. Steel Corp. as the stock price had doubled from its recent lows on expectations of a recovery in the steel industry. While we did expect inventory restocking to occur, we felt that demand for steel products would not rebound significantly, resulting in excess industry capacity. Additionally, we believed that their

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Tubular segment, which had generated substantial profitability in recent years, would not provide material cash flow to drive the stock price meaningfully above current levels.

Nuveen NWQ Small/Mid-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Small/Mid-Cap Value Fund outperformed each of its comparative indexes for the six-month period ended December 31, 2009.

The Fund continued to follow its disciplined investment approach which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month period, the Fund benefited from an overweighted position in technology, as well as our stock selection. Avocent was the top contributor to the Fund’s results. In the first week of October 2009, Emerson Electric acquired Avocent for $25 per share. While we were obviously pleased with the short term performance, our price target for the stock over the next two years was significantly higher.

The materials and processing sector generated strong returns, with Griffon Corporation contributing positively. In December 2009, the company issued a 4% convertible subordinated note, enhancing its balance sheet flexibility. Despite this issuance, the stock rose further, reflecting the management led turnaround in Griffon’s Clopay garage door and specialty plastic film businesses. Griffon’s aerospace company, Telephonics, continues to show double digit organic growth in its core radar and communications applications for defense electronics. In our opinion, the break-up value of this company is much higher than the current stock price.

Also positively contributing to performance was Elizabeth Arden. The company has aggressively cut costs, introduced new fragrances, and broadened their international footprint. As the fragrance category manager for most mass market retailers and with the number one market share in mass market fragrances, the company should benefit significantly from restocking in the retail channel this spring.

While most of the Fund’s holdings appreciated for the period, we did have several positions that detracted from performance. Western Alliance Bancorp was a notable underperformer. While the bank, based in Las Vegas, has a large exposure to rising non-performing assets, we believe the bank has sufficient tangible common equity to weather the storm. Texas Capital Bancshares also underperformed. This bank is well capitalized relative to its lower risk loan portfolio and should benefit in 2010 from an improving net interest margin. NWQ added to both the Texas Capital and Western Alliance positions in the fourth quarter of 2009. General Cable underperformed as well.

We also added several positions during the reporting period. These included Harsco Corporation an industrial company with five divisions: Infrastructure (scaffolding and concrete formworks); Metals (support of metal-producing customers); Minerals (processing for environmentally beneficial uses such as roofing); Rail (track maintenance); and

Nuveen Investments	11

Industrial (boilers, water heaters, etc.). We believe HSC is well-positioned globally and is a potential beneficiary of increased steel production and infrastructure construction.

We added shares of Hormel Foods Corporation, a multi-national manufacturer and marketer of high-quality, brand-name food and meat products for consumers throughout the world. Its products include hams, bacon, sausages, franks, canned luncheon meats, stews, chilies, hash, meat spreads, shelf-stable microwaveable entrees and salsas. We believe that this is a conservatively managed company that will benefit from firmer turkey meat prices and incremental mix shift into value added products.

We also added a position in Northwest Bancshares Inc., a Pennsylvania-headquartered bank with 171 retail banking locations (mostly in PA). We believe NWBI is well-capitalized and has an experienced management team, a conservative credit culture, growth opportunities in attractive markets, and is attractively valued.

Another addition was Royal Gold, Inc., a leading precious metals royalty company. The firm owns and manages diversified globally royalty projects, primarily on precious metals mines, with a focus on gold. We believe the Company has good management, a sound balance sheet, and attractive growth prospects over the next three years.

We eliminated several positions during the period which exceeded the top end of the Fund’s market cap guidelines. These included Continental Resources, NRG Energy, Inc. Unum Group and Yamana Gold Inc. We also eliminated Sepracor Inc., a research-based pharmaceutical company dedicated to the discovery, development, and commercializing of pharmaceutical products with a focus on the treatment of respiratory and central nervous system disorders. We sold out our position after the stock appreciated because of cost-cutting initiatives, and because of concerns about the company’s inability to successfully bring a number of drugs to market and significant competitive risks to its core franchise between now and 2012. We also eliminated Avocent Corporation which was acquired by Emerson Electric Co. in the fourth quarter of 2009. Lastly, we eliminated Carpenter Technology Corporation which develops, manufactures, and distributes stainless and specialty alloys, powder alloys, and titanium for the automotive, aerospace, energy, industrial, medical, defense, and consumer products industries. We sold our position because of concerns about the vulnerability of Carpenter’s end markets, particularly the automotive and commercial aerospace sectors.

Nuveen NWQ Small-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Small-Cap Value Fund outperformed each of its comparative indexes for the six-month period ended December 31, 2009.

Over this period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

12	Nuveen Investments

For the six-month period, the Fund benefited from an overweighted position in the technology sector, and from good stock selection. Avocent was the top contributor to the portfolio. In the first week of October 2009, Emerson Electric acquired Avocent for $25 per share. While we were obviously pleased with the short-term performance, our price target for the stock over the next two years was significantly higher. We eliminated Emerson Electric Co. in the fourth quarter of 2009.

St. Mary also was one of the Fund’s top contributors during the period. The company continues to test resource plays and execute its drilling program. St. Mary is focused on its Eagle Ford, Haynesville and Marcellus natural gas shale developments and has recommenced the development of its Wolfberry oil reserve.

Another top performer was Albany International Corporation. The company is close to completing major restructuring in its Paper Machine Clothing segment and benefited from dramatically lower costs due to restructuring activities. In addition, the Albany Engineered Composite segment has significant growth potential in the production of composite aircraft components for Senecma and Rolls-Royce.

We also had several positions which negatively impacted performance. Western Alliance Bancorp was a notable underperformer during the period. While the bank, based in Las Vegas, has a large exposure to rising non-performing assets, we believe the bank has sufficient tangible common equity to weather the storm and there has been significant insider buying. Texas Capital Bancshares also underperformed. This bank is well capitalized relative to its lower risk loan portfolio and should benefit in 2010 from an improving net interest margin. NWQ added to our Texas Capital and Western Alliance positions in the fourth quarter of 2009. Another underperformer was Marten Transportation.

We added several other positions to the Fund during the period, including Coherent, which is a global manufacturer of laser systems and components to laser measurement and control products and precision optics. Another addition was First Mercury Financial Corporation, which markets and underwrites specialty commercial insurance products and services. We also bought Royal Gold Inc., which competes for royalty acquisitions through purchases, financings, or strategic alliances; Northwest Bancshares Inc., a Pennsylvania-headquartered bank with 171 retail banking locations (mostly in PA); PrivateBancorp, Inc., which serves middle market commercial and commercial real estate companies, as well as business owners, executives, entrepreneurs and families through a comprehensive suite of personal and commercial banking, treasury management, investment products, capital markets, private banking, and wealth management services; and TreeHouse Foods, Inc., a supplier of high quality products and services to the private label and food service industries.

We eliminated several positions throughout the period as well, including Assurant, Inc., which primarily provides creditor-placed homeowners insurance. Other Assurant lines include coverage for manufactured housing homeowners, individual health care coverage, and small employer life, health, disability, and dental coverage. Almost two-thirds of AIZ’s business in homeowner-related. We exited our position on price strength and AIZ’s increase in market cap, which exceeded the top end of market cap guidelines for the Fund’s strategy.

Nuveen Investments	13

We also sold Kadant, which supplies a variety of products and systems for the papermaking and paper-recycling industries. The Company’s offerings include de-inking systems, stock preparation equipment, water management systems, and papermaking accessories. Kadant, through its Thermo Fibergen subsidiary, also develops and commercializes composite building materials.

We eliminated our position in Reinsurance Group of America, Incorporated, which through its subsidiaries engages in individual life, asset-intensive, critical illness, and financial reinsurance in the United States, Canada, Europe, South Africa, and the Asia Pacific region. We sold our position on price strength and RGA’s increase in market cap, which exceeded the top end of market cap guidelines for the Fund’s strategy.

We also sold Sepracor, a research-based pharmaceutical company dedicated to the discovery, development, and commercializing of pharmaceutical products with a focus on the treatment of respiratory and central nervous system disorders. We eliminated our stake after the stock appreciated because of cost-cutting initiatives and because of ongoing concerns about the Company’s inability to successfully bring a number of drugs to market and significant competitive risks to its core franchise between now and 2012.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A shares at net asset value slightly underperformed both the Russell and Lipper indexes over the six-month period ending December 31, 2009.

The Fund seeks long-term capital appreciation by delivering superior risk-adjusted returns through an active, research-driven, fundamentals-based, value-oriented process. Our investment discipline seeks to identify potential investments that trade at attractive absolute valuations, offer good downside protection/risk-reward and possess strong franchise quality. Attributes sought include sustainable competitive advantages, strong or improving fundamentals, renewed management focus, product leadership, industry consolidation, company restructuring, new management, excessive pessimism, misperceived balance sheets, and hidden assets not being correctly valued by the markets.

The Fund’s overexposure in the materials and processing sector, and its positions in the energy and utilities sectors, contributed positively to performance over this period. Conversely, the Fund’s return was impaired by its positions in the producer durables and technology sectors.

Domtar Corporation was the top performer in the materials and processing sector. Domtar is a manufacturer and marketer of paper and pulp in North America and operates in three segments: papers, paper merchants and wood. While the company had underperformed earlier in 2009 due to oversupply and decreasing demand for paper, in addition to looming concerns over the company’s ability to refinance its 2011 debt maturities, the company took positive steps to close some of its operations in order to reduce capacity. The share price went up in the second half of the year due to higher shipments and lower inventories versus prior quarters, lower materials and freight costs, improved overall cost control and successful refinancing in June.

Another positive contributor was Lihir Gold Limited, a gold producer in the Australasian region with operations in Papua New Guinea, Australia and West Africa. The market

14	Nuveen Investments

reacted positively to the increased reserves at the company’s Lihir Island gold mining operations as a result of additional drilling in the region and improvement in project economics.

The Fund’s holdings of Arch Coal, Incorporated, also did well. Arch Coal is a member of the energy sector and a coal producer in the United States. The company received approval from the Federal Trade Commission (FTC) for the Jacobs Ranch mine acquisition from Rio Tinto. The acquisition, which is expected to provide significant cost savings synergies between the Jacobs Ranch mine and the company’s existing Black Thunder mine, was received positively by the market and the share price rose on the news. The deal is expected to close in 2010.

Whole Foods Market, Inc. also made a positive contribution to Fund performance. The company owns and operates a chain of natural and organic foods supermarkets. The stock’s performance was aided by improvement in operational performance resulting in positive free cash flow and continued good sentiment regarding economic recovery. Whole Foods trades at a premium to traditional supermarkets, which in our opinion it deserves, since it is the leader in a niche category with significant growth prospects. Due to the strong price movement, we took the opportunity to sell the position and harvest profits during the period.

The health care sector underperformed the benchmark on a relative basis, with one of its members, Health Net Incorporated, being the Fund’s worst detractor from performance. Health Net provides managed health care services through health plans and government-sponsored, managed-care plans through its health maintenance organizations, insured preferred provider organizations and point-of-service plans. In early August, the company reported its second quarter results which were in-line with expectations, but slightly cut its outlook for the balance of 2009. The stock underperformed during the period along with many in the sector due to concerns about rate cuts resulting from U.S. health care reform efforts. In addition, its commercial division’s membership and costs were weaker this period than those of the Medicare and Medicaid businesses. We sold the position before the end of the period.

In the consumer staples sector, two of the Fund’s holdings were among the bottom five performing names. Seven and I Holdings Company Limited, a retail conglomerate in Japan whose main business is Seven-Eleven convenience stores in the U.S. and Japan, significantly under-performed for the period with our depository receipt position falling just under 12%. In our view, the sell-off of the stock was overdone and due primarily to ongoing deflation, which is hurting sentiment towards the Japanese retail industry. In addition, Japanese and U.S. consumer activity remains sluggish, causing downward pressure on sales and profits. We believe that most of the bad news is priced into the shares and that the current valuation levels are extremely compelling. Kroger Company, an operator of retail food and drug stores, multi-department stores, jewelry and convenient stores, was another underperformer in the consumer staples sector. Investors are concerned about deflation and its potential impact on top line growth. The stock price corrected on disappointing quarterly results. However, we believe that this is one of the best managed traditional supermarkets and took the opportunity to add to the position during the period as it was trading at an attractive value.

Nuveen Investments	15

Another detractor from performance was consumer discretionary sector holding Sekisui House Limited. The company undertakes design, execution, construction contracting and supervision of buildings or structures and manufacture, sale and purchase of construction materials. Sekisui revised down its numbers during the period due to weaker than expected housing statistics. In addition, worsening deflationary trends in Japan are causing concerns that the company may have to write down its inventory of property for redevelopment. There are also fears that the Japanese government will introduce policies which could hurt future housing demand.

The period ended with many investors struggling to understand the dynamics of the global post-crisis recovery. At Tradewinds, we believe that, no matter what the outcome, there will be companies that have the necessary resources, capital structures, distribution networks, products and services to thrive despite economic headwinds. Markets, by their nature, will under or over assess the value of franchises and continue to provide opportunities for patient investors. As such, we have been selectively adding to consumer goods companies and have found compelling cases for select companies in Japan.

16	Nuveen Investments

1	The since-inception return Nuveen Multi-Manager Large-Cap Value Fund is calculated from 8/7/96, for the Nuveen NWQ Multi-Cap Value Fund from 11/04/97, for the Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund from 12/15/06 and for all the other Funds are from 12/09/04.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The since inception return for the Lipper Large-Cap Value Index Funds and the Lipper Multi-Cap Value Funds Index for the Nuveen NWQ Multi-Cap Core Value Fund are from the month end of the Fund’s inception, as returns for those time periods are only available on a calendar month basis. All other since inception returns for Lipper indexes are from the Fund’s respective inception dates. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The S&P 500 Stock Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. All since inception returns for these indexes are from the month end of the Fund’s inception. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns

For the periods ended 12/31/09

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year	Since inception[1]
Nuveen Multi-Manager Large-Cap Value Fund
A Shares at NAV	22.13%	22.39%	1.89%	2.12%	6.27%
A Shares at Offer	15.09%	15.32%	0.69%	1.52%	5.80%
Lipper Large-Cap Value Funds Index[2]	21.71%	24.96%	0.28%	0.85%	5.49%
Russell 1000 Value Index[3]	23.23%	19.69%	-0.25%	2.47%	6.88%
S&P 500 Stock Index[3]	22.59%	26.46%	0.42%	-0.95%	5.78%
Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	24.78%	34.94%	-3.41%	4.94%	6.18%
A Shares at Offer	17.57%	27.18%	-4.55%	4.32%	5.67%
Lipper Multi-Cap Value Funds Index[2]	22.65%	26.59%	-0.56%	3.1%	3.78%
Russell 3000 Value Index[3]	23.53%	19.76%	-0.24%	2.88%	4.56%
S&P 500 Stock Index[3]	22.59%	26.46%	0.42%	-0.95%	3.06%
Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	22.34%	27.67%	N/A	N/A	-7.63%
A Shares at Offer	15.27%	20.36%	N/A	N/A	-9.41%
Lipper Multi-Cap Value Funds Index[2]	22.65%	26.59%	N/A	N/A	-8.00%
Russell 1000 Value Index[3]	23.23%	19.69%	N/A	N/A	-8.86%
Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	28.51%	35.50%	N/A	N/A	-10.63%
A Shares at Offer	21.16%	27.70%	N/A	N/A	-12.35%
Lipper Mid-Cap Value Funds Index[2]	27.26%	39.74%	N/A	N/A	-4.58%
Russell 2500 Value Index[3]	28.48%	27.68%	N/A	N/A	-6.96%
Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	28.42%	32.45%	-1.91%	N/A	-0.93%
A Shares at Offer	21.06%	24.80%	-3.06%	N/A	-2.08%
Lipper Small-Cap Value Funds Index[2]	27.10%	33.00%	1.42%	N/A	2.14%
Russell 2000 Value Index[3]	27.15%	20.58%	-0.01%	N/A	0.67%
Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	22.84%	50.79%	11.01%	N/A	11.50%
A Shares at Offer	15.80%	42.13%	9.70%	N/A	10.20%
Lipper Mid-Cap Core Funds Index[2]	26.46%	39.34%	2.49%	N/A	3.13%
Russell 3000 Value Index[3]	23.53%	19.76%	-0.24%	N/A	0.30%

Effective November 14, 2007, the Nuveen Multi-Manager Large-Cap Value Fund added two additional sub-advisers and changed its investment objective. Along with Institutional Capital LLC, the additional sub-advisers are Symphony Asset Management, LLC and Nuveen HydePark Group, LLC. The Fund’s investment objective became to provide investors with long-term capital appreciation. Effective May 1, 2008, the Fund changed its name from Nuveen Large-Cap Value Fund to Nuveen Multi-Manager Large-Cap Value Fund.

Nuveen Investments	17

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance, which is no guarantee of future results. Class A shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see p. 77 of this report for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

18	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Multi-Manager Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
NAV	$17.08	$16.65	$16.61	$17.19	$17.13
Latest Ordinary Income Distribution[1]	$0.3017	$0.1860	$0.1856	$0.2665	$0.3399
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	22.39%	15.32%
5-Year	1.89%	0.69%
10-Year	2.12%	1.52%

B Shares	w/o CDSC	w/CDSC
1-Year	21.46%	17.46%
5-Year	1.14%	1.01%
10-Year	1.51%	1.51%

C Shares	NAV
1-Year	21.43%
5-Year	1.13%
10-Year	1.36%

R3 Shares	NAV
1-Year	22.06%
5-Year	1.58%
10-Year	1.84%

I Shares	NAV
1-Year	22.66%
5-Year	2.15%
10-Year	2.38%

Top Five Common Stock Holdings[2]
JPMorgan Chase & Co.	3.5%
Occidental Petroleum Corporation	2.4%
Bank of America	2.3%
Intel Corporation	2.0%
Pfizer Inc.	2.0%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$325,464
Number of Common Stocks	692

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.27%	1.20%	6/30/09
Class B	2.01%	1.95%	6/30/09
Class C	2.02%	1.95%	6/30/09
Class R3	1.53%	1.45%	6/30/09
Class I	1.02%	0.95%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through October 31, 2010.

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

3	Rounds to less than 0.1%.

Nuveen Investments	19

Fund Spotlight as of 12/31/09 Nuveen Multi-Manager Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	12.4%
Pharmaceuticals	6.5%
Diversified Financial Services	6.5%
Commercial Banks	4.7%
Insurance	4.3%
Semiconductors & Equipment	3.9%
Media	3.7%
Machinery	3.5%
Beverages	3.3%
Computers & Peripherals	3.1%
Metals & Mining	3.0%
Specialty Retail	2.7%
Capital Markets	2.6%
Diversified Telecommunication Services	2.6%
Energy Equipment & Services	2.6%
Aerospace & Defense	2.3%
Road & Rail	2.2%
Electric Utilities	2.1%
Chemicals	1.9%
IT Services	1.8%
Wireless Telecommunication Services	1.6%
Health Care Equipment & Supplies	1.5%
Health Care Providers & Services	1.5%
Consumer Finance	1.4%
Industrial Conglomerates	1.1%
Electronic Components	1.0%
Short-Term Investments	1.7%
Other	14.5%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,221.30	$1,216.40	$1,217.00	$1,219.70	$1,223.20	$1,019.21	$1,015.43	$1,015.43	$1,017.95	$1,020.47
Expenses Incurred During Period	$6.66	$10.84	$10.84	$8.06	$5.27	$6.06	$9.86	$9.86	$7.32	$4.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.94%, 1.94%, 1.44% and 0.94% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Fund Spotlight as of 12/31/09Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
NAV	$15.21	$14.72	$14.72	$15.15	$15.20
Latest Ordinary Income Distribution[1]	$0.0390	$ —	$ —	$0.0073	$0.0707
Inception Date	12/09/02	12/09/02	12/09/02	8/04/08	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	34.94%	27.18%
5-Year	-3.41%	-4.55%
10-Year	4.94%	4.32%

B Shares	w/o CDSC	w/CDSC
1-Year	33.94%	29.94%
5-Year	-4.14%	-4.31%
10-Year	4.32%	4.32%

C Shares	NAV
1-Year	33.94%
5-Year	-4.14%
10-Year	4.17%

R3 Shares	NAV
1-Year	34.61%
5-Year	-3.69%
10-Year	4.66%

I Shares	NAV
1-Year	35.37%
5-Year	-3.17%
10-Year	5.22%

Top Five Common Stock Holdings[2]
CA Inc.	7.4%
Viacom Inc., Class B	4.8%
Reinsurance Group of America Inc.	4.4%
Apache Corporation	4.4%
Motorola, Inc.	4.3%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$363,170
Number of Common Stocks	38

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	1.50%	6/30/09
Class B	2.28%	6/30/09
Class C	2.27%	6/30/09
Class R3	1.81%	6/30/09
Class I	1.29%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight as of 12/31/09 Nuveen NWQ Multi-Cap Value Fund

Industries[1]
Insurance	17.8%
Oil, Gas & Consumable Fuels	15.5%
Media	8.8%
Software	7.4%
Metals & Mining	7.2%
Diversified Financial Services	5.2%
Aerospace & Defense	4.7%
Machinery	4.5%
Communications Equipment	4.3%
Biotechnology	3.6%
Commercial Services & Supplies	3.5%
Pharmaceuticals	2.7%
Short-Term Investments	1.9%
Other	12.9%
1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,247.80	$1,243.20	$1,243.20	$1,246.50	$1,249.60	$1,017.14	$1,013.36	$1,013.36	$1,015.88	$1,018.45
Expenses Incurred During Period	$9.07	$13.29	$13.29	$10.48	$7.60	$8.13	$11.93	$11.93	$9.40	$6.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.60%, 2.35%, 2.35%, 1.85% and 1.34% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NQCAX	NQCBX	NQCCX	NQCQX	NQCRX
NAV	$15.55	$15.34	$15.35	$15.55	$15.55
Latest Ordinary Income Distribution[1]	$ —	$ —	$ —	$ —	$0.0228
Inception Date	12/15/06	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	27.67%	20.36%
Since Inception	-7.63%	-9.41%

B Shares	w/o CDSC	w/CDSC
1-Year	26.67%	22.67%
Since Inception	-8.33%	-9.25%

C Shares	NAV
1-Year	26.75%
Since Inception	-8.32%

R3 Shares	NAV
1-Year	27.25%
Since Inception	-7.88%

I Shares	NAV
1-Year	27.96%
Since Inception	-7.41%

Top Five Common Stock Holdings[2]
CA Inc.	6.1%
Apache Corporation	4.2%
Motorola, Inc.	4.1%
Viacom Inc., Class B	4.1%
Barrick Gold Corporation	3.9%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$128,838
Number of Common Stocks	40

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.61%	1.35%	6/30/09
Class B	2.35%	2.10%	6/30/09
Class C	2.37%	2.10%	6/30/09
Class R3	1.86%	1.60%	10/31/09
Class I	1.36%	1.10%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010.

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight as of 12/31/09 Nuveen NWQ Large-Cap Value Fund

Industries[1]
Insurance	14.8%
Oil, Gas & Consumable Fuels	14.5%
Software	7.9%
Metals & Mining	7.0%
Aerospace & Defense	6.0%
Media	5.5%
Pharmaceuticals	5.1%
Diversified Financial Services	5.0%
Communications Equipment	4.1%
Biotechnology	3.4%
Commercial Services & Supplies	2.7%
Food & Staples Retailing	2.3%
Commercial Banks	2.3%
Short-Term Investments	5.7%
Other	13.7%
1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 94 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,223.40	$1,217.50	$1,218.30	$1,220.60	$1,224.30	$1,018.50	$1,014.72	$1,014.72	$1,008.78	$1,019.76
Expenses Incurred During Period	$7.45	$11.63	$11.63	$4.55	$6.05	$6.77	$10.56	$10.56	$4.11	$5.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 2.08% and 1.08% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For R3 Shares of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.59% multiplied by the average account value over the period, multiplied by 94/365 (to reflect the 94 days in the period since the class commencement of operations).

24	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares[1]	C Shares	R3 Shares	I Shares
Fund Symbols	NSMAX	NSMCX	NWQRX	NSMRX
NAV	$14.20	$13.87	$14.09	$14.11
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	35.50%	27.70%
Since Inception	-10.63%	-12.35%

C Shares	NAV
1-Year	35.05%
Since Inception	-11.32%

R3 Shares	NAV
1-Year	35.22%
Since Inception	-11.19%

I Shares	NAV
1-Year	35.93%
Since Inception	-10.74%

Top Five Common Stock Holdings[2]
Elizabeth Arden, Inc.	4.6%
Griffon Corporation	4.2%
Circor International Inc.	3.7%
Reinsurance Group of America Inc.	3.5%
Coherent Inc.	3.5%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$9,472
Number of Common Stocks	44

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.03%	1.45%	6/30/09
Class C	4.11%	2.20%	6/30/09
Class R3	2.14%	1.70%	10/31/09
Class I	1.44%	1.20%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010.

1	As of October 5, 2009, Class B Shares are no longer available through an exchange from another Nuveen Fund and were converted to Class A Shares at the close of business on October 27, 2009.
2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	25

Fund Spotlight as of 12/31/09 Nuveen NWQ Small/Mid-Cap Value Fund

Industries[1]
Insurance	17.8%
Machinery	12.9%
Electronic Equipment & Instruments	9.7%
Oil, Gas & Consumable Fuels	9.6%
Building Products	5.2%
Personal Products	4.6%
Commercial Banks	4.3%
Metals & Mining	4.0%
Thrifts & Mortgage Finance	3.5%
Paper & Forest Products	3.4%
Electrical Equipment	3.4%
Energy Equipment & Services	3.3%
Food & Staples Retailing	3.2%
Short-Term Investments	2.5%
Other	12.6%

1	As a percentage of total investments as of 12/31/09. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 94 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,285.10	$1,280.70	$1,284.40	$1,287.40	$1,017.95	$1,014.17	$1,008.52	$1,019.21
Expenses Incurred During Period	$8.47	$12.59	$4.97	$6.86	$7.32	$11.12	$4.37	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.19% and 1.19% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For R3 Shares of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.69% multiplied by the average account value over the period, multiplied by 94/365 (to reflect the 94 days in the period since the class commencement of operations).

26	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares[1]	C Shares	R3 Shares	I Shares
Fund Symbols	NSCAX	NSCCX	NSCQX	NSCRX
NAV	$18.15	$17.61	$18.25	$18.23
Latest Ordinary Income Distribution[2]	$0.0085	$ —	$ —	$0.0458
Inception Date	12/09/04	12/09/04	9/29/09	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	32.45%	24.80%
5-Year	-1.91%	-3.06%
Since Inception	-0.93%	-2.08%

C Shares	NAV
1-Year	31.52%
5-Year	-2.60%
Since Inception	-1.63%

R3 Shares	NAV
1-Year	32.25%
5-Year	-2.15%
Since Inception	-1.17%

I Shares	NAV
1-Year	32.91%
5-Year	-1.65%
Since Inception	-0.66%

Top Five Common Stock Holdings[3]
Elizabeth Arden, Inc.	4.7%
Griffon Corporation	4.3%
Actel Corporation	4.1%
Circor International Inc.	3.9%
St Mary Land and Exploration Company	3.4%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$87,601
Number of Common Stocks	45

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	1.46%	6/30/09
Class C	2.23%	6/30/09
Class R3	1.73%	10/31/09
Class I	1.24%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	As of October 5, 2009, Class B Shares are no longer available through an exchange from another Nuveen Fund and were converted to Class A Shares at the close of business on October 27, 2009.

2	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

3	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	27

Fund Spotlight as of 12/31/09 Nuveen NWQ Small-Cap Value Fund

Industries[1]
Insurance	14.1%
Machinery	11.7%
Oil, Gas & Consumable Fuels	8.8%
Commercial Banks	7.8%
Semiconductors & Equipment	6.7%
Building Products	5.3%
Metals & Mining	4.9%
Personal Products	4.7%
Electronic Equipment & Instruments	4.1%
Paper & Forest Products	4.0%
Electrical Equipment	3.4%
Food & Staples Retailing	3.2%
Hotels, Restaurants & Leisure	3.0%
Energy Equipment & Services	2.6%
Short-Term Investments	1.6%
Other	14.1%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 94 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,284.20	$1,279.80	$1,282.50	$1,286.10	$1,017.95	$1,014.27	$1,008.76	$1,019.31
Expenses Incurred During Period	$8.29	$12.47	$4.70	$6.74	$7.32	$11.02	$4.14	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.17% and 1.17% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For R3 Shares of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.60% multiplied by the average account value over the period, multiplied by 94/365 (to reflect the 94 days in the period since the class commencement of operations).

28	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NVOAX	NVOBX	NVOCX	NTVTX	NVORX
NAV	$29.69	$29.11	$29.10	$29.73	$29.76
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	50.79%	42.13%
5-Year	11.01%	9.70%
Since Inception	11.50%	10.20%

B Shares	w/o CDSC	w/CDSC
1-Year	49.67%	45.67%
5-Year	10.18%	10.05%
Since Inception	10.67%	10.53%

C Shares	NAV
1-Year	49.61%
5-Year	10.17%
Since Inception	10.66%

R3 Shares	NAV
1-Year	50.46%
5-Year	10.73%
Since Inception	11.21%

I Shares	NAV
1-Year	51.14%
5-Year	11.29%
Since Inception	11.77%

Top Five Common Stock Holdings[1]
Kinross Gold Corporation	3.3%
Newmont Mining Corporation	3.2%
Lihir Gold Limited, Sponsored ADR	3.2%
Barrick Gold Corporation	3.1%
Ameren Corporation	3.1%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,543,484
Number of Common Stocks	63

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	1.48%	6/30/09
Class B	2.22%	6/30/09
Class C	2.22%	6/30/09
Class R3	1.76%	6/30/09
Class I	1.24%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	29

Fund Spotlight as of 12/31/09 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	59.6%
Canada	14.0%
Japan	6.1%
Australia	4.8%
Brazil	2.1%
South Korea	1.9%
South Africa	1.7%
India	0.5%
Turkey	0.4%
Switzerland	0.4%
Short-Term Investments	8.5%

Industries[1]
Metals & Mining	17.9%
Oil, Gas & Consumable Fuels	12.3%
Food & Staples Retailing	6.2%
Food Products	5.8%
Health Care Providers & Services	5.2%
Diversified Telecommunication Services	4.3%
Energy Equipment & Services	3.3%
Electric Utilities	3.1%
Multi-Utilities	3.1%
Biotechnology	3.0%
Pharmaceuticals	2.7%
Communications Equipment	2.5%
Wireless Telecommunication Services	2.2%
Electronic Equipment & Instruments	2.1%
Software	2.0%
Road & Rail	2.0%
Short-Term Investments	8.5%
Other	13.8%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,228.40	$1,224.10	$1,224.20	$1,227.00	$1,230.30	$1,018.25	$1,014.47	$1,014.47	$1,016.99	$1,019.51
Expenses Incurred During Period	$7.75	$11.94	$11.94	$9.15	$6.35	$7.02	$10.82	$10.82	$8.29	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 2.13%, 1.63% and 1.13% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 2.3%

1,100	BE Aerospace Inc., (2)	$25,850

10,400	Boeing Company	562,952

5,500	General Dynamics Corporation	374,935

89,400	Honeywell International Inc.	3,504,480

2,900	ITT Industries, Inc.	144,246

1,800	L-3 Communications Holdings, Inc.	156,510

13,300	Lockheed Martin Corporation	1,002,155

5,600	Northrop Grumman Corporation	312,760

25,150	Raytheon Company	1,295,728

1,700	Spirit AeroSystems Holdings Inc., (2)	33,762

1,200	United Technologies Corporation	83,292
	Total Aerospace & Defense	7,496,670
	Air Freight & Logistics – 0.6%

22,060	FedEx Corporation	1,840,907

100	UTI Worldwide, Inc.	1,432
	Total Air Freight & Logistics	1,842,339
	Airlines – 0.0%

4,800	Southwest Airlines Co.	54,864
	Auto Components – 0.7%

2,300	Autoliv Inc.	99,728

100	BorgWarner Inc.	3,322

400	Federal Mogul Corporation, Class A Shares, (2)	6,920

73,950	Johnson Controls, Inc.	2,014,398

1,800	TRW Automotive Holdings Corporation, (2)	42,984

200	WABCO Holdings Inc.	5,158
	Total Auto Components	2,172,510
	Automobiles – 0.3%

87,900	Ford Motor Company, (2)	879,000

5,900	Harley-Davidson, Inc.	148,680

400	Thor Industries, Inc.	12,560
	Total Automobiles	1,040,240
	Beverages – 3.3%

200	Brown-Forman Corporation	10,714

800	Central European Distribution Corporation, (2)	22,728

42,000	Coca-Cola Company	2,394,000

32,970	Coca-Cola Enterprises Inc.	698,964

3,500	Constellation Brands, Inc., Class A, (2)	55,755

26,080	Dr. Pepper Snapple Group, (2)	738,064

57,850	Molson Coors Brewing Company, Class B	2,612,506

800	Pepsi Bottling Group, Inc.	30,000

1,300	PepsiAmericas Inc.	38,038

70,150	PepsiCo, Inc.	4,265,120
	Total Beverages	10,865,889

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Biotechnology – 0.5%

28,710	Amgen Inc., (2)	$1,624,125
	Building Products – 0.3%

400	Armstrong World Industries Inc., (2)	15,572

64,700	Masco Corporation	893,507

1,100	Owens Corning, (2)	28,204

700	USG Corporation, (2)	9,835
	Total Building Products	947,118
	Capital Markets – 2.6%

6,300	Ameriprise Financial, Inc.	244,566

9,200	Bank of New York Company, Inc.	257,324

300	BlackRock Inc.	69,660

100	Federated Investors Inc.	2,750

1,800	Franklin Resources, Inc.	189,630

22,730	Goldman Sachs Group, Inc.	3,837,733

50,030	Invesco LTD	1,175,205

800	Investment Technology Group, (2)	15,760

400	Janus Capital Group Inc.	5,380

600	Jefferies Group, Inc., (2)	14,238

59,650	Legg Mason, Inc.	1,799,044

26,800	Morgan Stanley	793,280

1,800	Raymond James Financial Inc.	42,786

2,200	State Street Corporation	95,788
	Total Capital Markets	8,543,144
	Chemicals – 1.9%

3,100	Air Products & Chemicals Inc.	251,286

1,400	Airgas, Inc.	66,640

1,800	Albemarle Corporation	65,466

2,900	Ashland Inc.	114,898

1,300	Cabot Corporation	34,099

200	CF Industries Holdings, Inc.	18,156

1,100	Cytec Industries, Inc.	40,062

24,100	Dow Chemical Company	665,883

98,800	E.I. Du Pont de Nemours and Company	3,326,596

21,590	Eastman Chemical Company	1,300,582

200	FMC Corporation	11,152

5,400	Huntsman Corporation	60,966

100	International Flavors & Fragrances Inc.	4,114

100	Interpid Potash Inc., (2)	2,917

200	Lubrizol Corporation	14,590

3,500	PPG Industries, Inc.	204,890

1,500	RPM International, Inc.	30,495

1,100	Terra Industries, Inc.	35,409

1,900	Valspar Corporation	51,566
	Total Chemicals	6,299,767

32	Nuveen Investments

Shares	Description (1)	Value

	Commercial & Professional Services – 0.6%

72,570	Corrections Corporation of America, (2)	$1,781,594
	Commercial Banks – 4.8%

1,400	Associated Banc-Corp.	15,414

1,500	BancorpSouth Inc.	35,190

800	Bank of Hawaii Corporation	37,648

147,720	BB&T Corporation	3,747,656

200	BOK Financial Corporation	9,504

4,400	Capitalsource Inc.	17,468

500	City National Corporation	22,800

2,500	Comerica Incorporated	73,925

600	Commerce Bancshares Inc.	23,232

600	Cullen/Frost Bankers, Inc.	30,000

18,200	Fifth Third Bancorp.	177,450

100	First Citizens Bancshs Inc.	16,401

7,300	First Horizon National Corporation, (2)	97,825

1,900	Fulton Financial Corporation	16,568

16,300	Huntington BancShares Inc.	59,495

6,500	KeyCorp.	36,075

1,500	M&T Bank Corporation	100,335

12,000	Marshall and Ilsley Corporation	65,400

9,100	PNC Financial Services Group, Inc.	480,389

15,400	Popular, Inc.	34,804

25,500	Regions Financial Corporation	134,895

6,600	SunTrust Banks, Inc.	133,914

8,300	Synovus Financial Corp.	17,015

1,700	TCF Financial Corporation	23,154

176,700	U.S. Bancorp	3,977,517

1,900	Valley National Bancorp.	26,847

221,550	Wells Fargo & Company	5,979,635

1,100	Whitney Holding Corporation	10,021

1,000	Wilmington Trust Corporation	12,340

3,000	Zions Bancorporation	38,490
	Total Commercial Banks	15,451,407
	Commercial Services & Supplies – 0.5%

1,500	Avery Dennison Corporation	54,735

1,900	Cintas Corporation	49,495

1,200	Covanta Holding Corporation, (2)	21,708

3,400	Pitney Bowes Inc.	77,384

4,200	R.R. Donnelley & Sons Company	93,534

46,080	Republic Services, Inc.	1,304,525

300	Waste Connections Inc., (2)	10,002

900	Waste Management, Inc.	30,429
	Total Commercial Services & Supplies	1,641,812
	Communications Equipment – 0.5%

6,400	Brocade Communications Systems Inc., (2)	48,832

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Communications Equipment (continued)

1,700	Ciena Corporation, (2)	$18,428

35,830	CommScope Inc., (2)	950,570

700	Echostar Holding Corproation, Class A, (2)	14,098

500	Harris Corporation	23,775

2,600	JDS Uniphase Corporation, (2)	21,450

47,400	Motorola, Inc., (2)	367,824

7,000	Tellabs Inc., (2)	39,760
	Total Communications Equipment	1,484,737
	Computers & Peripherals – 3.1%

100	Diebold Inc.	2,845

35,800	EMC Corporation, (2)	625,426

94,240	Hewlett-Packard Company	4,854,302

5,430	International Business Machines Corporation (IBM)	710,787

900	Lexmark International, Inc., Class A, (2)	23,382

2,200	SanDisk Corporation, (2)	63,778

124,470	Seagate Technology	2,264,109

18,600	Sun Microsystems Inc., (2)	174,282

800	Teradata Corporation, (2)	25,144

32,670	Western Digital Corporation, (2)	1,442,381
	Total Computers & Peripherals	10,186,436
	Construction & Engineering – 0.1%

2,800	KBR Inc.	53,200

2,400	Quanta Services Incorporated, (2)	50,016

400	Shaw Group Inc., (2)	11,500

1,100	URS Corporation, (2)	48,972
	Total Construction & Engineering	163,688
	Construction Materials – 0.0%

300	Martin Marietta Materials	26,823

900	Vulcan Materials Company	47,403
	Total Construction Materials	74,226
	Consumer Finance – 1.4%

20,800	American Express Company	842,816

2,900	Americredit Corp., (2)	55,216

86,870	Capital One Financial Corporation	3,330,596

17,500	Discover Financial Services	257,425

4,500	SLM Corporation, (2)	50,715

100	Student Loan Corporation	4,657
	Total Consumer Finance	4,541,425
	Containers & Packaging – 0.1%

1,000	AptarGroup Inc.	35,740

500	Ball Corporation	25,850

1,900	Bemis Company, Inc.	56,335

800	Greif Inc.	43,184

600	Owens-Illinois, Inc., (2)	19,722

1,700	Packaging Corp. of America	39,117

34	Nuveen Investments

Shares	Description (1)	Value

	Containers & Packaging (continued)

300	Pactiv Corporation, (2)	$7,242

3,400	Sealed Air Corporation	74,324

1,800	Sonoco Products Company	52,650

3,700	Temple-Inland Inc.	78,107
	Total Containers & Packaging	432,271
	Distributors – 0.0%

2,200	Genuine Parts Company	83,512
	Diversified Consumer Services – 0.0%

100	Career Education Corporation, (2)	2,331

600	Hillenbrand Inc.	11,304

5,800	Service Corporation International	47,502

400	Weight Watcher’s International Inc.	11,664
	Total Diversified Consumer Services	72,801
	Diversified Financial Services – 6.5%

489,060	Bank of America Corporation	7,365,243

285,400	Citigroup Inc.	944,674

3,940	CME Group, Inc.	1,323,643

1,000	Interactive Brokers Group, Inc., (2)	17,720

274,630	JPMorgan Chase & Co.	11,443,828

1,000	Leucadia National Corporation, (2)	23,790

700	Nasdaq Stock Market, Inc., (2)	13,874

2,700	New York Stock Exchange Euronext	68,310
	Total Diversified Financial Services	21,201,082
	Diversified REIT – 0.1%

2,700	Liberty Property Trust	86,427

2,600	Vornado Realty Trust	181,844
	Total Diversified REIT	268,271
	Diversified Telecommunication Services – 2.6%

112,100	AT&T Inc.	3,142,163

73,100	BCE INC.	2,018,291

27,550	CenturyTel, Inc.	997,586

500	Clearwire Corporation, (2)	3,380

4,100	Frontier Communications Corporation	32,021

28,300	Level 3 Communications Inc., (2)	43,299

42,500	Qwest Communications International Inc.	178,925

59,500	Verizon Communications Inc.	1,971,235

5,300	Windstream Corporation	58,247
	Total Diversified Telecommunication Services	8,445,147
	Electric Utilities – 2.1%

700	Allegheny Energy, Inc.	16,436

8,800	American Electric Power Company, Inc.	306,152

2,000	DPL Inc.	55,200

26,100	Duke Energy Corporation	449,181

5,900	Edison International	205,202

3,000	Entergy Corporation	245,520

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Electric Utilities (continued)

42,150	Exelon Corporation	$2,059,871

4,300	FirstEnergy Corp.	199,735

41,590	FPL Group, Inc.	2,196,784

2,500	Great Plains Energy Incorporated	48,475

1,700	Hawaiian Electric Industries	35,530

3,300	Northeast Utilities	85,107

3,100	NV Energy Inc.	38,378

3,900	Pepco Holdings, Inc.	65,715

2,300	Pinnacle West Capital Corporation	84,134

5,200	Progress Energy, Inc.	213,252

11,000	Southern Company	366,520

2,300	Westar Energy Inc.	49,956
	Total Electric Utilities	6,721,148
	Electrical Equipment – 0.1%

1,700	General Cable Corporation, (2)	50,014

1,100	Hubbell Incorporated, Class B	52,030

2,300	Rockwell Automation, Inc.	108,054

200	Roper Industries Inc.	10,474

1,000	Thomas & Betts Corporation, (2)	35,790
	Total Electrical Equipment	256,362
	Electronic Components – 1.0%

700	AVX Group	8,869

170,920	Corning Incorporated	3,300,465

3,300	Vishay Intertechnology Inc., (2)	27,555
	Total Electronic Components	3,336,889
	Electronic Equipment & Instruments – 0.1%

1,700	Arrow Electronics, Inc., (2)	50,337

2,400	Avnet Inc., (2)	72,384

3,600	Ingram Micro, Inc., (2)	62,820

2,100	Jabil Circuit Inc.	36,477

1,900	Molex Inc.	40,945

1,800	Tech Data Corporation, (2)	83,988
	Total Electronic Equipment & Instruments	346,951
	Energy Equipment & Services – 2.6%

300	Atwood Oceanics Inc., (2)	10,755

5,100	Baker Hughes Incorporated	206,448

6,600	BJ Services Company	122,760

400	Cooper Cameron Corporation, (2)	16,720

2,500	ENSCO International Incorporated	99,850

800	Exterran Holdings, Inc., (2)	17,160

164,380	Halliburton Company	4,946,194

4,000	Helix Energy Solutions Group, (2)	47,000

1,600	Helmerich & Payne Inc.	63,808

7,000	Nabors Industries Inc., (2)	153,230

9,200	National-Oilwell Varco Inc., (2)	405,628

36	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

1,200	Oil States International Inc., (2)	$47,148

2,800	Patterson-UTI Energy, Inc.	42,980

41,030	Pride International Inc., (2)	1,309,267

2,800	Rowan Companies Inc.	63,392

10,100	Schlumberger Limited	657,409

500	SeaCor Smit Inc., (2)	38,125

200	Seahawk Drilling Inc., (2)	4,508

1,200	Smith International, Inc.	32,604

1,400	Superior Energy Services, Inc., (2)	34,006

1,000	Tidewater Inc.	47,950

900	Unit Corporation, (2)	38,250
	Total Energy Equipment & Services	8,405,192
	Food & Staples Retailing – 0.8%

500	BJ’s Wholesale Club, (2)	16,355

13,600	CVS Caremark Corporation	438,056

1,400	Kroger Co.	28,742

23,000	Rite Aid Corporation, (2)	34,730

8,300	Safeway Inc.	176,707

7,000	SUPERVALU INC.	88,970

35,330	Wal-Mart Stores, Inc.	1,888,389

500	Whole Foods Market, Inc., (2)	13,725
	Total Food & Staples Retailing	2,685,674
	Food Products – 0.9%

4,400	Archer-Daniels-Midland Company	137,764

2,400	Bunge Limited	153,192

900	Campbell Soup Company	30,420

9,400	ConAgra Foods, Inc.	216,670

1,000	Corn Products International, Inc.	29,230

4,600	Del Monte Foods Company	52,164

100	Flowers Foods Inc.	2,376

2,600	General Mills, Inc.	184,106

900	H.J. Heinz Company	38,484

24,720	Hershey Foods Corporation	884,729

1,100	Hormel Foods Corporation	42,295

2,200	JM Smucker Company	135,850

21,900	Kraft Foods Inc.	595,242

600	Ralcorp Holdings Inc., (2)	35,826

10,700	Sara Lee Corporation	130,326

4,000	Smithfield Foods, Inc., (2)	60,760

7,100	Tyson Foods, Inc., Class A	87,117
	Total Food Products	2,816,551
	Gas Utilities – 0.2%

1,700	AGL Resources Inc.	61,999

2,300	Atmos Energy Corporation	67,620

1,500	Energen Corporation	70,200

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Gas Utilities (continued)

1,500	National Fuel Gas Company	$75,000

2,500	ONEOK, Inc.	111,425

3,200	Questar Corporation	133,024

2,000	UGI Corporation	48,380
	Total Gas Utilities	567,648
	Health Care Equipment & Supplies – 1.5%

14,300	Boston Scientific Corporation, (2)	128,700

4,100	CareFusion Corporation, (2)	102,541

1,200	Cooper Companies, Inc.	45,744

89,710	Covidien PLC	4,296,212

600	Hill Rom Holdings Inc.	14,394

2,500	Hologic Inc., (2)	36,250

1,300	Inverness Medical Innovation, (2)	53,963

900	Kinetic Concepts Inc., (2)	33,885

400	Teleflex Inc.	21,556

4,500	Zimmer Holdings, Inc., (2)	265,995
	Total Health Care Equipment & Supplies	4,999,240
	Health Care Providers & Services – 1.5%

6,000	Aetna Inc.	190,200

700	AmerisourceBergen Corporation	18,249

1,400	Brookdale Senior Living Inc.	25,466

7,600	Cardinal Health, Inc.	245,024

6,700	CIGNA Corporation	236,309

1,400	Community Health Systems Inc., (2)	49,840

3,000	Coventry Health Care, Inc., (2)	72,870

12,700	Davita Inc., (2)	745,998

100	Emdeon Inc., Class A	1,525

2,700	Health Net Inc., (2)	62,883

2,300	Humana Inc., (2)	100,947

1,200	Lifepoint Hospitals Inc., (2)	39,012

300	Lincare Holdings, (2)	11,136

3,100	McKesson HBOC Inc.	193,750

700	Medax Inc., (2)	42,077

900	Omnicare, Inc.	21,762

26,960	Quest Diagnostics Incorporated	1,627,845

5,400	Tenet Healthcare Corporation, (2)	29,106

21,500	UnitedHealth Group Incorporated	655,320

1,800	Universal Health Services, Inc., Class B	54,900

9,600	Wellpoint Inc., (2)	559,584
	Total Health Care Providers & Services	4,983,803
	Health Care Technology – 0.0%

3,100	IMS Health Incorporated	65,286
	Hotels, Restaurants & Leisure – 0.6%

1,800	Boyd Gaming Corporation, (2)	15,066

5,600	Carnival Corporation	177,464

38	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

300	Choice Hotels International, Inc.	$9,498

1,100	International Game Technology	20,647

500	Intl Speedway Corporation	14,225

2,500	Las Vegas Sands, (2)	37,350

2,500	Marriott International, Inc., Class A	68,125

16,850	McDonald’s Corporation	1,052,114

1,100	MGM Mirage Inc., (2)	10,032

1,100	Penn National Gaming, Inc., (2)	29,898

3,400	Royal Caribbean Cruises Limited, (2)	85,952

3,500	Starwood Hotels & Resorts Worldwide, Inc.	127,995

2,500	Wendy’s International, Inc.	11,725

3,200	Wyndham Worldwide Corporation	64,544

1,600	Wynn Resorts Ltd, (2)	93,168
	Total Hotels, Restaurants & Leisure	1,817,803
	Household Durables – 0.7%

1,100	Black & Decker Corporation	71,313

6,300	D.R. Horton, Inc.	68,481

2,100	Fortune Brands Inc.	90,720

500	Garmin Limited	15,350

800	Harman International Industries Inc.	28,224

2,400	Jarden Corporation	74,184

1,600	KB Home	21,888

1,300	Leggett and Platt Inc.	26,520

4,200	Lennar Corporation, Class A	53,634

300	MDC Holdings Inc.	9,312

900	Mohawk Industries Inc., (2)	42,840

89,920	Newell Rubbermaid Inc.	1,349,699

100	NVR Inc., (2)	71,071

1,100	Pulte Corporation	11,000

1,100	Toll Brothers Inc., (2)	20,691

2,000	Whirlpool Corporation	161,320
	Total Household Durables	2,116,247
	Household Products – 0.3%

200	Clorox Company	12,200

200	Energizer Holdings Inc., (2)	12,256

900	Kimberly-Clark Corporation	57,339

13,100	Procter & Gamble Company	794,253
	Total Household Products	876,048
	Independent Power Producers & Energy Traders – 0.5%

3,600	AES Corporation, (2)	47,916

3,000	Calpine Corporation, (2)	33,000

40,340	Constellation Energy Group	1,418,758

5,000	Dynegy Inc., (2)	9,050

3,700	Mirant Corporation, (2)	56,499

6,200	NRG Energy Inc., (2)	146,382

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Independent Power Producers & Energy Traders (continued)

2,900	RRI Energy Inc., (2)	$16,588
	Total Independent Power Producers & Energy Traders	1,728,193
	Industrial Conglomerates – 1.1%

1,100	Carlisle Companies Inc.	37,686

184,800	General Electric Company	2,796,024

43,900	Textron Inc.	825,759
	Total Industrial Conglomerates	3,659,469
	Industrial REIT – 0.1%

2,400	AMB Property Corp.	61,320

15,200	ProLogis	208,088
	Total Industrial REIT	269,408
	Insurance – 4.3%

41,260	Ace Limited	2,079,504

100	Alleghany Corporation, Term Loan, (2)	27,600

1,400	Allied World Assurance Holdings	64,498

57,220	Allstate Corporation	1,718,889

2,200	American Financial Group Inc.	54,890

1,600	American International Group, (2)	47,968

300	American National Insurance Company	35,832

54,100	Aon Corporation	2,074,194

1,000	Arch Capital Group Limited, (2)	71,550

100	Arthur J. Gallagher & Co.	2,251

2,300	Aspen Insurance Holdings Limited	58,535

2,600	Assurant Inc.	76,648

2,500	Axis Capital Holdings Limited	71,025

300	Brown & Brown Inc.	5,391

5,700	Chubb Corporation	280,326

2,300	Cincinnati Financial Corporation	60,352

300	CNA Financial Corporation, (2)	7,200

900	Endurance Specialty Holdings, Limited	33,507

100	Erie Indemnity Company	3,902

1,100	Everest Reinsurance Group Ltd	94,248

3,700	Fidelity National Title Group Inc., Class A	49,802

2,000	First American Corporation	66,220

14,900	Genworth Financial Inc., Class A, (2)	169,115

700	Hanover Insurance Group Inc.	31,101

14,600	Hartford Financial Services Group, Inc.	339,596

2,000	HCC Insurance Holdings Inc.	55,940

4,600	Lincoln National Corporation	114,448

8,000	Loews Corporation	290,800

100	Markel Corporation, (2)	34,000

5,800	Marsh & McLennan Companies, Inc.	128,064

600	MBIA Inc., (2)	2,388

400	Mercury General Corporation	15,704

11,900	MetLife, Inc.	420,665

40	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

5,600	Old Republic International Corporation	$56,224

600	OneBeacon Insurance Group Limited, Class A	8,268

1,300	PartnerRe Limited	97,058

8,600	Progressive Corporation, (2)	154,714

3,600	Protective Life Corporation	59,580

40,930	Prudential Financial, Inc.	2,036,677

1,600	Reinsurance Group of America Inc.	76,240

1,100	RenaisasnceRE Holdings, Limited	58,465

900	StanCorp Financial Group Inc.	36,018

1,700	Torchmark Corporation	74,715

800	Transatlantic Holdings Inc.	41,688

46,810	Travelers Companies, Inc.	2,333,947

900	Unitrin, Inc.	19,845

7,200	Unum Group	140,544

1,500	Valdius Holdings Limited	40,410

100	White Mountain Insurance Group	33,266

1,300	WR Berkley Corporation	32,032

11,800	XL Capital Ltd, Class A	216,294
	Total Insurance	14,102,138
	Internet & Catalog Retail – 0.1%

500	Expedia, Inc., (2)	12,855

22,000	Liberty Media Holding Corporation Interactive, Class A, (2)	238,480
	Total Internet & Catalog Retail	251,335
	Internet Software & Services – 0.2%

21,800	eBay Inc., (2)	513,172

1,000	IAC/InterActiveCorp., (2)	20,480

1,000	Yahoo! Inc., (2)	16,780
	Total Internet Software & Services	550,432
	IT Services – 1.8%

44,800	Accenture Limited	1,859,200

600	Affiliated Computer Services, Inc., (2)	35,814

3,000	Amdocs Limited, (2)	85,590

1,400	Broadridge Financial Solutions, Inc.	31,584

4,800	Computer Sciences Corporation, (2)	276,144

2,400	Convergys Corporation, (2)	25,800

100	DST Systems Inc., (2)	4,355

2,300	Fidelity National Information Services	53,912

600	SAIC, Inc., (2)	11,364

800	Total System Services Inc.	13,816

38,060	Visa Inc.	3,328,728
	Total IT Services	5,726,307
	Leisure Equipment & Products – 0.4%

38,320	Hasbro, Inc.	1,228,539

1,700	Mattel, Inc.	33,966
	Total Leisure Equipment & Products	1,262,505

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.1%

300	Charles River Laboratories International, Inc., (2)	$10,107

400	Life Technologies Corporation, (2)	20,892

1,200	Perkinelmer Inc.	24,708

6,800	Thermo Fisher Scientific, Inc., (2)	324,292
	Total Life Sciences Tools & Services	379,999
	Machinery – 3.5%

1,500	AGCO Corporation, (2)	48,510

1,900	Bucyrus International, Inc.	107,103

85,670	Caterpillar Inc.	4,882,333

600	Crane Company	18,372

31,050	Cummins Inc.	1,423,953

1,400	Danaher Corporation	105,280

6,400	Deere & Company	346,176

1,100	Dover Corporation	45,771

3,600	Eaton Corporation	229,032

11,470	Flowserve Corporation	1,084,259

900	Gardner Denver, Inc., (2)	38,295

600	Graco Inc.	17,142

400	Harsco Corporation	12,892

500	IDEX Corporation	15,575

8,800	Illinois Tool Works, Inc.	422,312

400	Joy Global Inc.	20,636

1,000	Kennametal Inc.	25,920

700	Lincoln Electric Holdings Inc.	37,422

2,800	Manitowoc Company Inc.	27,916

56,650	Oshkosh Truck Corporation	2,097,750

400	PACCAR Inc.	14,508

3,000	Parker Hannifin Corporation	161,640

1,100	Pentair, Inc.	35,530

600	Snap-on Incorporated	25,356

1,000	SPX Corporation	54,700

1,600	Stanley Works	82,416

1,700	Terex Corporation, (2)	33,677

2,800	Timken Company	66,388

2,700	Trinity Industries Inc.	47,088
	Total Machinery	11,527,952
	Marine – 0.0%

700	Alexander and Bald, Inc.	23,961

800	Kirby Corporation, (2)	27,864
	Total Marine	51,825
	Media – 3.7%

52,840	Cablevision Systems Corporation	1,364,329

13,400	CBS Corporation, Class B	188,270

700	Central European Media Enterprises Limited, (2)	16,527

800	Clear Channel Outdoor Holdings Inc., Class A, (2)	8,312

42	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

155,860	Comcast Corporation, Class A	$2,627,800

6,700	DIRECTV Group, Inc.	223,445

500	Discovery Communications Inc., Class C Shares, (2)	13,260

1,100	Dreamworks Animation SKG Inc., (2)	43,945

6,100	Echostar Communications Corporation, Variable Prepaid Forward, (2)	126,697

4,000	Gannett Company Inc.	59,400

300	Interactive Data Corporation	7,590

10,000	Interpublic Group Companies, Inc., (2)	73,800

1,300	Lamar Advertising Company, (2)	40,417

7,200	Liberty Global Inc, A Shares, (2)	157,752

2,800	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	66,864

2,600	Liberty Media Starz	119,990

700	Meredith Corporation	21,595

1,100	New York Times, Class A	13,596

39,900	News Corporation, Class A	546,231

900	Regal Entertainment Group, Class A	12,996

600	Scripps Networks Interactive, Class A Shares	24,900

10,600	Time Warner Cable, Class A, (2)	438,734

26,700	Time Warner Inc.	778,038

127,800	Viacom Inc., Class B, (2)	3,799,494

11,200	Virgin Media, Inc.	188,496

31,900	Walt Disney Company	1,028,775

1,100	Warner Music Group Corporation, (2)	6,226

100	Washington Post Company	43,960
	Total Media	12,041,439
	Metals & Mining – 3.0%

2,600	AK Steel Holding Corporation	55,510

5,700	Alcoa Inc.	91,884

1,600	Allegheny Technologies, Inc.	71,632

800	Carpenter Technology Inc.	21,560

21,230	Cliffs Natural Resources Inc.	978,491

3,600	Commercial Metals Company	56,340

200	Compass Minerals International, Inc.	13,438

34,253	Freeport-McMoRan Copper & Gold, Inc.	2,750,173

57,700	Newmont Mining Corporation	2,729,787

4,500	Nucor Corporation	209,925

2,200	Reliance Steel & Aluminum Company	95,084

400	Royal Gold, Inc.	18,840

100	Schnitzer Steel Industries, Inc.	4,770

1,400	Southern Copper Corporation	46,074

74,684	Steel Dynamics Inc.	1,323,400

1,100	Titanium Metals Corporation	13,772

25,190	United States Steel Corporation	1,388,473
	Total Metals & Mining	9,869,153

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Mortgage REIT – 0.6%

114,020	Annaly Capital Management Inc.	$1,978,247

13,600	Chimera Investments Corporation	52,768
	Total Mortgage REIT	2,031,015
	Multiline Retail – 0.5%

1,100	Big Lots, Inc., (2)	31,878

71,570	Federated Department Stores, Inc.	1,199,513

5,700	J.C. Penney Company, Inc.	151,677

400	Kohl’s Corporation, (2)	21,572

1,300	Sears Holding Corporation, (2)	108,485
	Total Multiline Retail	1,513,125
	Multi-Utilities – 0.9%

1,800	Alliant Energy Corporation	54,468

4,600	Ameren Corporation	128,570

1,300	CenterPoint Energy, Inc.	18,863

5,800	CMS Energy Corporation	90,828

5,200	Consolidated Edison, Inc.	236,236

9,800	Dominion Resources, Inc.	381,416

3,800	DTE Energy Company	165,642

1,200	Integrys Energy Group, Inc.	50,388

3,100	MDU Resources Group Inc.	73,160

7,500	NiSource Inc.	115,350

1,600	NSTAR	58,880

2,300	OGE Energy Corp.	84,847

7,200	PG&E Corporation	321,480

8,000	Public Service Enterprise Group Incorporated	266,000

2,100	Scana Corporation	79,128

4,400	Sempra Energy	246,312

4,400	TECO Energy, Inc.	71,368

1,500	Vectren Corporation	37,020

1,600	Wisconsin Energy Corporation	79,728

9,200	Xcel Energy, Inc.	195,224
	Total Multi-Utilities	2,754,908
	Office Electronics – 0.0%

15,400	Xerox Corporation	130,284

100	Zebra Technologies Corporation, Class A, (2)	2,836
	Total Office Electronics	133,120
	Office REIT – 0.2%

500	Alexandria Real Estate Equities Inc.	32,145

2,400	Boston Properties, Inc.	160,968

3,900	Brandywine Realty Trust	44,460

900	Corporate Office Properties	32,967

2,600	Douglas Emmett Inc.	37,050

5,100	Duke Realty Corporation	62,067

8,600	HRPT Properties Trust	55,642

1,900	Mack-Cali Realty Corporation	65,683

44	Nuveen Investments

Shares	Description (1)	Value

	Office REIT (continued)

2,200	SL Green Realty Corporation	$110,528
	Total Office REIT	601,510
	Oil, Gas & Consumable Fuels – 12.5%

26,980	Anadarko Petroleum Corporation	1,684,092

4,900	Apache Corporation	505,533

3,000	Arch Coal Inc.	66,750

16,450	BP PLC, Sponsored ADR	953,607

1,600	Cabot Oil & Gas Corporation	69,744

63,580	Chesapeake Energy Corporation	1,645,450

78,100	Chevron Corporation	6,012,919

40,420	Cimarex Energy Company	2,141,047

400	Comstock Resources Inc., (2)	16,228

1,600	Concho Resources Inc., (2)	71,840

23,700	ConocoPhillips	1,210,359

26,750	Continental Resources Inc., (2)	1,147,308

4,200	Denbury Resources Inc., (2)	62,160

29,340	Devon Energy Corporation	2,156,490

7,900	El Paso Corporation	77,657

1,700	Encore Acquisition Company, (2)	81,634

17,420	EOG Resources, Inc.	1,694,966

300	Exco Resources Inc.	6,369

67,400	Exxon Mobil Corporation	4,596,006

1,100	Forest Oil Corporation, (2)	24,475

300	Frontier Oil Corporation	3,612

1,000	Frontline Limited	27,320

27,560	Hess Corporation	1,667,380

90,450	Marathon Oil Corporation	2,823,849

300	Mariner Energy Inc., (2)	3,483

400	Massey Energy Company	16,804

3,800	Murphy Oil Corporation	205,960

29,060	Newfield Exploration Company, (2)	1,401,564

2,700	Noble Energy, Inc.	192,294

95,613	Occidental Petroleum Corporation	7,778,117

500	Overseas Shipholding Group Inc.	21,975

2,500	Pioneer Natural Resources Company	120,425

2,000	Plains Exploration & Production Company, (2)	55,320

1,500	Range Resources Corporation	74,775

1,700	SandRidge Energy Inc., (2)	16,031

2,800	Southern Union Company	63,560

12,600	Spectra Energy Corporation	258,426

1,000	St Mary Land and Exploration Company	34,240

1,300	Sunoco, Inc.	33,930

700	Teekay Shipping Corporation	16,247

2,300	Tesoro Corporation	31,165

45,600	Valero Energy Corporation	763,800

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

1,100	Whiting Petroleum Corporation, (2)	$78,595

11,700	Williams Companies, Inc.	246,636

10,300	XTO Energy, Inc.	479,259
	Total Oil, Gas & Consumable Fuels	40,639,401
	Paper & Forest Products – 0.2%

13,000	International Paper Company	348,140

5,400	MeadWestvaco Corporation	154,602

2,000	Weyerhaeuser Company	86,280
	Total Paper & Forest Products	589,022
	Personal Products – 0.0%

200	Alberto Culver Company	5,858

300	Mead Johnson Nutrition Company, Class A Shares	13,110

500	NBTY Inc., (2)	21,770
	Total Personal Products	40,738
	Pharmaceuticals – 6.6%

106,740	Bristol-Myers Squibb Company	2,695,185

8,000	Eli Lilly and Company	285,680

1,600	Endo Pharmaceuticals Holdings Inc., (2)	32,816

4,900	Forest Laboratories, Inc., (2)	157,339

27,200	Johnson & Johnson	1,751,952

3,900	King Pharmaceuticals Inc., (2)	47,853

108,739	Merck & Company Inc.	3,973,323

2,200	Mylan Laboratories Inc., (2)	40,546

354,800	Pfizer Inc.	6,453,811

93,450	Sanofi-Aventis, ADR	3,669,782

56,690	Watson Pharmaceuticals Inc., (2)	2,245,491
	Total Pharmaceuticals	21,353,778
	Professional Services – 0.0%

300	Equifax Inc.	9,267

1,500	Manpower Inc.	81,870

700	Monster Worldwide Inc., (2)	12,180
	Total Professional Services	103,317
	Real Estate Management & Devlopment – 0.0%

2,700	Forest City Enterprises, Inc.	31,806

900	Jones Lang LaSalle Inc.	54,360
	Total Real Estate Management & Devlopment	86,166
	Residential REIT – 0.1%

2,300	Apartment Investment & Management Company, Class A	36,616

1,400	AvalonBay Communities, Inc.	114,954

900	BRE Properties, Inc.	29,772

1,400	Camden Property Trust	59,318

4,600	Equity Residential	155,388

400	Essex Property Trust Inc.	33,460

2,500	UDR Inc.	41,100
	Total Residential REIT	470,608

46	Nuveen Investments

Shares	Description (1)	Value

	Retail REIT – 0.5%

700	Federal Realty Investment Trust	$47,404

70,740	Kimco Realty Corporation	957,112

2,700	Macerich Company	97,065

2,100	Realty Income Corporation	54,411

1,000	Regency Centers Corporation	35,060

2,700	Simon Property Group, Inc.	215,460

1,100	Taubman Centers Inc.	39,501

2,600	Weingarten Realty Trust	51,454
	Total Retail REIT	1,497,467
	Road & Rail – 2.2%

4,700	Burlington Northern Santa Fe Corporation	463,514

400	Con-Way, Inc.	13,964

75,300	CSX Corporation	3,651,297

6,900	Hertz Global Holdings, Inc., (2)	82,248

900	Kansas City Southern Industries, (2)	29,961

46,840	Norfolk Southern Corporation	2,455,353

1,600	Ryder System, Inc.	65,872

4,200	Union Pacific Corporation	268,380
	Total Road & Rail	7,030,589
	Semiconductors & Equipment – 3.9%

5,900	Advanced Micro Devices, Inc., (2)	57,112

17,400	Applied Materials, Inc.	242,556

6,100	Atmel Corporation, (2)	28,121

300	Cypress Semiconductor Corporation, (2)	3,168

2,700	Fairchild Semiconductor International Inc., Class A, (2)	26,973

1,100	Integrated Device Technology, Inc., (2)	7,117

318,360	Intel Corporation	6,494,543

600	International Rectifier Corporation, (2)	13,272

1,000	Intersil Holding Corporation, Class A	15,340

57,150	KLA-Tencor Corporation	2,066,544

12,300	LSI Logic Corporation, (2)	73,923

1,100	Marvell Technology Group Ltd., (2)	22,825

900	Maxim Integrated Products, Inc.	18,270

300	Microchip Technology Incorporated	8,718

16,300	Micron Technology, Inc., (2)	172,128

600	Novellus Systems, Inc., (2)	14,004

4,800	PMC-Sierra, Inc., (2)	41,568

130,300	Texas Instruments Incorporated	3,395,618
	Total Semiconductors & Equipment	12,701,800
	Software – 0.1%

2,300	Activision Blizzard Inc., (2)	25,553

1,100	Autodesk, Inc., (2)	27,951

1,500	CA Inc.	33,690

3,400	Compuware Corporation, (2)	24,582

1,300	Novell Inc., (2)	5,395

400	Nuance Communications, Inc., (2)	6,216

800	Rovi Corporation, (2)	25,496

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Software (continued)

1,000	Synopsys Inc., (2)	$22,280
	Total Software	171,163
	Specialized REIT – 0.2%

4,300	Health Care Property Investors Inc.	131,322

1,100	Health Care REIT, Inc.	48,752

2,800	Hospitality Properties Trust	66,388

11,500	Host Hotels & Resorts Inc.	134,205

600	Nationwide Health Properties, Inc.	21,108

1,400	Plum Creek Timber Company	52,864

800	Rayonier Inc.	33,728

2,900	Senior Housing Properties Trust	63,423

3,900	Ventas Inc.	170,586
	Total Specialized REIT	722,376
	Specialty Retail – 2.7%

30,110	Abercrombie & Fitch Co., Class A	1,049,334

1,600	AutoNation Inc., (2)	30,640

1,200	Barnes & Noble Inc.	22,884

1,600	CarMax, Inc., (2)	38,800

400	Chico’s FAS, Inc., (2)	5,620

1,900	Foot Locker, Inc.	21,166

300	GameStop Corporation, (2)	6,582

1,300	Gap, Inc.	27,235

105,410	Home Depot, Inc.	3,049,511

2,000	Limited Brands, Inc.	38,480

181,600	Lowe’s Companies, Inc.	4,247,624

8,300	Office Depot, Inc., (2)	53,535

700	Penske Auto Group, Inc.	10,626

2,600	RadioShack Corporation	50,700

200	Sherwin-Williams Company	12,330

2,000	Signet Jewelers Limited	53,440

300	Tiffany & Co.	12,900

1,900	Williams-Sonoma Inc.	39,482
	Total Specialty Retail	8,770,889
	Textiles, Apparel & Luxury Goods – 0.0%

500	Phillips-Van Heusen Corporation	20,340

100	Polo Ralph Lauren Corporation	8,098

1,400	VF Corporation	102,536
	Total Textiles, Apparel & Luxury Goods	130,974
	Thrifts & Mortgage Finance – 0.4%

2,100	First Niagara Financial Group Inc.	29,211

86,290	Hudson City Bancorp, Inc.	1,184,762

5,000	New York Community Bancorp, Inc.	72,550

3,600	People’s United Financial, Inc.	60,120

700	TFS Financial Corporation	8,498

1,700	Washington Federal Inc.	32,878
	Total Thrifts & Mortgage Finance	1,388,019

48	Nuveen Investments

Shares	Description (1)			Value

	Tobacco – 0.9%

400	Lorillard Inc.			$32,092

57,590	Philip Morris International			2,775,262

3,500	Reynolds American Inc.			185,395
	Total Tobacco			2,992,749
	Trading Companies & Distributors – 0.0%

500	GATX Corporation			14,375

600	WESCO International Inc., (2)			16,206
	Total Trading Companies & Distributors			30,581
	Water Utilities – 0.0%

1,000	American water Works Company			22,410

1,100	Aqua America Inc.			19,261
	Total Water Utilities			41,671
	Wireless Telecommunication Services – 1.6%

31,790	Crown Castle International Corporation, (2)			1,241,082

100	Leap Wireless International, Inc., (2)			1,755

3,300	NII Holdings Inc., Class B, (2)			110,814

94,400	Sprint Nextel Corporation, (2)			345,504

1,500	Telephone and Data Systems Inc.			50,880

300	United States Cellular Corporation, (2)			12,723

150,250	Vodafone Group PLC, Sponsored ADR			3,469,273
	Total Wireless Telecommunication Services			5,232,031
	Total Common Stocks (cost $278,987,421)			319,157,089

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.7%

40,000	i-Shares Russell 1000 Value Index Fund			$2,295,600
	Total Investment Companies (cost $1,879,800)			2,295,600

Shares	Description (1)			Value
	WARRANTS – 0.0%

	Diversified Telecommunication Services – 0.0%

1,200	Clearwire Corporation Stock Rights			$480
	Total Warrants (cost $0)			480

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.7%

$5,524	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $5,523,551, collateralized by $5,660,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $5,638,775	0.000%	1/04/10	$5,523,551
	Total Short-Term Investments (cost $5,523,551)			5,523,551
	Total Investments (cost $286,390,772) – 100.5%			326,976,720
	Other Assets Less Liabilities – (0.5)%			(1,512,953)
	Net Assets – 100%			$325,463,767

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 4.7%

110,000	Lockheed Martin Corporation	$8,288,500

171,100	Raytheon Company	8,815,072
	Total Aerospace & Defense	17,103,572
	Biotechnology – 3.6%

233,500	Amgen Inc., (2)	13,209,095
	Capital Markets – 1.0%

562,300	FBR Capital Markets Corporation	3,475,014
	Commercial Banks – 1.9%

770,000	Privatebancorp, Inc.	6,906,900
	Commercial Services & Supplies – 3.5%

555,600	Pitney Bowes Inc.	12,645,456
	Communications Equipment – 4.3%

2,000,000	Motorola, Inc., (2)	15,520,000
	Containers & Packaging – 1.0%

151,900	Packaging Corp. of America	3,495,219
	Diversified Financial Services – 5.2%

3,404,300	Citigroup Inc.	11,268,233

180,000	JPMorgan Chase & Co.	7,500,600
	Total Diversified Financial Services	18,768,833
	Health Care Providers & Services – 1.5%

170,000	Aetna Inc.	5,389,000
	Independent Power Producers & Energy Traders – 1.9%

300,000	NRG Energy Inc., (2)	7,083,000
	Insurance – 17.8%

284,500	Aon Corporation	10,907,730

740,000	Genworth Financial Inc., Class A, (2)	8,399,000

360,000	Hartford Financial Services Group, Inc.	8,373,600

380,000	Loews Corporation	13,813,000

338,087	Reinsurance Group of America Inc.	16,109,846

294,800	Tower Group Inc.	6,901,268
	Total Insurance	64,504,444
	Machinery – 4.5%

230,000	Ingersoll Rand Company Limited, Class A	8,220,200

340,000	Timken Company	8,061,400
	Total Machinery	16,281,600
	Media – 8.8%

300,050	CBS Corporation, Class B	4,215,703

218,600	Comcast Corporation, Special Class A	3,499,786

950,000	Interpublic Group Companies, Inc., (2)	7,011,000

585,097	Viacom Inc., Class B, (2)	17,394,934
	Total Media	32,121,423
	Metals & Mining – 7.2%

307,199	AngloGold Ashanti Limited, Sponsored ADR	12,343,256

352,400	Barrick Gold Corporation	13,877,512
	Total Metals & Mining	26,220,768

50	Nuveen Investments

Shares	Description (1)			Value

	Mortgage REIT – 2.2%

550,000	Redwood Trust Inc.			$7,953,000
	Oil, Gas & Consumable Fuels – 15.5%

155,000	Apache Corporation			15,991,350

405,200	Denbury Resources Inc., (2)			5,996,960

100,000	Hess Corporation			6,050,000

200,900	Noble Energy, Inc.			14,308,098

211,000	Petrohawk Energy Corporation, (2)			5,061,890

350,000	Talisman Energy Inc.			6,524,000

988,800	Warren Resources Inc., (2)			2,422,560
	Total Oil, Gas & Consumable Fuels			56,354,858
	Pharmaceuticals – 2.7%

252,500	Sanofi-Aventis, ADR			9,915,675
	Semiconductors & Equipment – 1.2%

1,201,953	Mattson Technology, Inc., (2)			4,302,992
	Software – 7.4%

1,200,077	CA Inc.			26,953,728
	Tobacco – 2.3%

174,500	Philip Morris International			8,409,155
	Total Common Stocks (cost $357,619,496)			356,613,732

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.9%

$6,771	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $6,770,616, collateralized by $6,960,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $6,907,800	0.000%	1/04/10	$6,770,616
	Total Short-Term Investments (cost $6,770,616)			6,770,616
	Total Investments (cost $364,390,112) – 100.1%			363,384,348
	Other Assets Less Liabilities – (0.1)%			(214,058)
	Net Assets – 100%			$363,170,290

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 92.7%

	Aerospace & Defense – 5.9%

61,000	Lockheed Martin Corporation	$4,596,350

57,800	Raytheon Company	2,977,856
	Total Aerospace & Defense	7,574,206
	Biotechnology – 3.3%

75,000	Amgen Inc., (2)	4,242,750
	Chemicals – 1.4%

30,500	Mosaic Company	1,821,765
	Commercial Banks – 2.3%

107,400	Wells Fargo & Company	2,898,726
	Commercial Services & Supplies – 2.6%

150,000	Pitney Bowes Inc.	3,414,000
	Communications Equipment – 4.0%

670,000	Motorola, Inc., (2)	5,199,200
	Diversified Financial Services – 4.9%

1,148,600	Citigroup Inc.	3,801,866

61,100	JPMorgan Chase & Co.	2,546,037
	Total Diversified Financial Services	6,347,903
	Diversified Telecommunication Services – 1.0%

45,000	AT&T Inc.	1,261,350
	Energy Equipment & Services – 1.4%

62,000	Halliburton Company	1,865,580
	Food & Staples Retailing – 2.3%

47,500	CVS Caremark Corporation	1,529,975

70,000	Kroger Co.	1,437,100
	Total Food & Staples Retailing	2,967,075
	Health Care Providers & Services – 1.7%

70,050	Aetna Inc.	2,220,585
	Household Products – 1.8%

36,000	Kimberly-Clark Corporation	2,293,560
	Independent Power Producers & Energy Traders – 1.5%

80,000	NRG Energy Inc., (2)	1,888,800
	Insurance – 14.6%

93,000	Aon Corporation	3,565,620

235,000	Genworth Financial Inc., Class A, (2)	2,667,250

140,000	Hartford Financial Services Group, Inc.	3,256,400

104,441	Loews Corporation	3,796,430

76,800	MetLife, Inc.	2,714,880

55,000	Travelers Companies, Inc.	2,742,300
	Total Insurance	18,742,880
	Machinery – 1.4%

50,000	Ingersoll Rand Company Limited, Class A	1,787,000
	Media – 5.5%

45,000	CBS Corporation, Class B	632,250

74,500	Comcast Corporation, Special Class A	1,192,745

52	Nuveen Investments

Shares	Description (1)			Value

	Media (continued)

174,700	Viacom Inc., Class B, (2)			$5,193,831
	Total Media			7,018,826
	Metals & Mining – 6.9%

98,001	AngloGold Ashanti Limited, Sponsored ADR			3,937,680

125,000	Barrick Gold Corporation			4,922,500
	Total Metals & Mining			8,860,180
	Oil, Gas & Consumable Fuels – 14.2%

52,000	Apache Corporation			5,364,840

28,700	Canadian Natural Resources Limited			2,064,965

41,900	ConocoPhillips			2,139,833

28,700	Hess Corporation			1,736,350

68,300	Noble Energy, Inc.			4,864,326

115,000	Talisman Energy Inc.			2,143,600
	Total Oil, Gas & Consumable Fuels			18,313,914
	Pharmaceuticals – 5.0%

90,000	Merck & Company Inc.			3,288,600

80,000	Sanofi-Aventis, ADR			3,141,600
	Total Pharmaceuticals			6,430,200
	Road & Rail – 1.6%

32,000	Union Pacific Corporation			2,044,800
	Software – 7.7%

345,000	CA Inc.			7,748,701

72,900	Microsoft Corporation			2,222,721
	Total Software			9,971,422
	Tobacco – 1.7%

46,600	Philip Morris International			2,245,654
	Total Common Stocks (cost $108,266,143)			119,410,376

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.6%

$7,195	Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $7,194,833, collateralized by $7,350,000 U.S. Treasury Bills, 0.000%, due 6/24/10, value $7,343,385	0.000%	1/04/10	$7,194,833
	Total Short-Term Investments (cost $7,194,833)			7,194,833
	Total Investments (cost $115,460,976) – 98.3%			126,605,209
	Other Assets Less Liabilities – 1.7%			2,232,882
	Net Assets – 100%			$128,838,091

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Small/Mid-Cap Value Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 95.6%

	Building Products – 5.1%

5,800	Gibraltar Industries Inc.	$91,234

31,750	Griffon Corporation, (2)	387,985
	Total Building Products	479,219
	Chemicals – 1.6%

5,200	Interpid Potash Inc., (2)	151,684
	Commercial Banks – 4.3%

16,200	Texas Capital BancShares, Inc., (2)	226,152

46,900	Western Alliance Bancorporation, (2)	177,282
	Total Commercial Banks	403,434
	Communications Equipment – 2.1%

25,650	Brocade Communications Systems Inc., (2)	195,710
	Containers & Packaging – 2.1%

3,850	Packaging Corp. of America	88,589

5,400	Temple-Inland Inc.	113,994
	Total Containers & Packaging	202,583
	Electrical Equipment – 3.3%

10,350	Belden Inc.	226,872

3,000	General Cable Corporation, (2)	88,260
	Total Electrical Equipment	315,132
	Electronic Equipment & Instruments – 9.5%

9,700	Arrow Electronics, Inc., (2)	287,217

9,700	Avnet Inc., (2)	292,552

10,800	Coherent Inc., (2)	321,084
	Total Electronic Equipment & Instruments	900,853
	Energy Equipment & Services – 3.2%

15,300	Acergy S.A., ADR	238,833

3,500	BJ Services Company	65,100
	Total Energy Equipment & Services	303,933
	Food & Staples Retailing – 3.1%

9,300	Casey’s General Stores, Inc.	296,856
	Food Products – 1.4%

3,400	Hormel Foods Corporation	130,730
	Health Care Providers & Services – 3.0%

11,700	Omnicare, Inc.	282,906
	Insurance – 17.5%

2,850	Allied World Assurance Holdings	131,300

6,500	Assurant Inc.	191,620

6,300	Hanover Insurance Group Inc.	279,909

3,400	HCC Insurance Holdings Inc.	95,098

6,900	Reinsurance Group of America Inc.	328,785

6,900	StanCorp Financial Group Inc.	276,138

9,200	Tower Group Inc.	215,372

5,250	Willis Group Holdings Limited	138,495
	Total Insurance	1,656,717

54	Nuveen Investments

Shares	Description (1)			Value

	Machinery – 12.7%

13,600	CIRCOR International Inc.			$342,448

5,800	Gardner Denver, Inc., (2)			246,790

2,700	Harsco Corporation			87,021

4,300	Lincoln Electric Holdings Inc.			229,878

2,800	Middleby Corporation, (2)			137,256

6,550	Timken Company			155,301
	Total Machinery			1,198,694
	Metals & Mining – 3.9%

5,600	Reliance Steel & Aluminum Company			242,032

2,750	Royal Gold, Inc.			129,525
	Total Metals & Mining			371,557
	Oil, Gas & Consumable Fuels – 9.4%

7,450	Bill Barrett Corporation, (2)			231,770

17,200	Denbury Resources Inc., (2)			254,560

18,600	Petroquest Energy Inc., (2)			114,018

8,600	St Mary Land and Exploration Company			294,464
	Total Oil, Gas & Consumable Fuels			894,812
	Paper & Forest Products – 3.3%

27,300	Wausau Paper Corp., (2)			316,680
	Personal Products – 4.6%

29,900	Elizabeth Arden, Inc., (2)			431,753
	Pharmaceuticals – 0.9%

2,150	Perrigo Company			85,656
	Thrifts & Mortgage Finance – 3.4%

8,300	Northwest Bancshares Inc.			93,956

13,750	People’s United Financial, Inc.			229,625
	Total Thrifts & Mortgage Finance			323,581
	Trading Companies & Distributors – 1.2%

4,050	WESCO International Inc., (2)			109,391
	Total Common Stocks (cost $7,736,065)			9,051,881

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

$236	Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $235,708, collateralized by $245,000 U.S. Treasury Bills, 0.000%, due 6/24/10, value $244,780	0.000%	1/04/10	$235,708
	Total Short-Term Investments (cost $235,708)			235,708
	Total Investments (cost $7,971,773) – 98.1%			9,287,589
	Other Assets Less Liabilities – 1.9%			184,219
	Net Assets – 100%			$9,471,808

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Auto Components – 1.1%

35,650	WABCO Holdings Inc.	$919,414
	Building Products – 5.3%

54,280	Gibraltar Industries Inc.	853,824

307,650	Griffon Corporation, (2)	3,759,483
	Total Building Products	4,613,307
	Commercial Banks – 7.8%

93,350	PacWest Bancorp.	1,881,003

101,500	Privatebancorp, Inc.	910,455

155,550	Texas Capital BancShares, Inc., (2)	2,171,478

495,750	Western Alliance Bancorporation, (2)	1,873,935
	Total Commercial Banks	6,836,871
	Communications Equipment – 2.0%

231,450	Brocade Communications Systems Inc., (2)	1,765,964
	Containers & Packaging – 2.2%

36,600	Packaging Corp. of America	842,166

53,350	Temple-Inland Inc.	1,126,219
	Total Containers & Packaging	1,968,385
	Electrical Equipment – 3.4%

98,200	Belden Inc.	2,152,544

27,350	General Cable Corporation, (2)	804,637
	Total Electrical Equipment	2,957,181
	Electronic Equipment & Instruments – 4.1%

83,700	Coherent Inc., (2)	2,488,401

234,800	Keithley Instruments, Inc.	1,091,820
	Total Electronic Equipment & Instruments	3,580,221
	Energy Equipment & Services – 2.6%

145,150	Acergy S.A., ADR	2,265,792
	Food & Staples Retailing – 3.1%

86,400	Casey’s General Stores, Inc.	2,757,888
	Food Products – 1.7%

38,200	Treehouse Foods Inc., (2)	1,484,452
	Health Care Providers & Services – 2.0%

236,850	Skilled Healthcare Group Inc., (2)	1,764,533
	Hotels, Restaurants & Leisure – 3.0%

90,450	Bob Evans Farms	2,618,528
	Household Durables – 1.1%

81,236	Hooker Furniture Corporation	1,004,889
	Insurance – 14.0%

109,250	Aspen Insurance Holdings Limited	2,780,413

131,650	First Mercury Financial Corporation	1,804,922

40,450	Hanover Insurance Group Inc.	1,797,194

189,300	PMA Capital Corporation, Class A, (2)	1,192,590

65,150	StanCorp Financial Group Inc.	2,607,303

89,650	Tower Group Inc.	2,098,707
	Total Insurance	12,281,129

56	Nuveen Investments

Shares	Description (1)			Value

	Machinery – 11.6%

125,000	Albany International Corporation, Class A			$2,807,500

134,500	CIRCOR International Inc.			3,386,710

33,450	Lincoln Electric Holdings Inc.			1,788,237

26,900	Middleby Corporation, (2)			1,318,638

36,600	RBC Bearings Inc., (2)			890,478
	Total Machinery			10,191,563
	Metals & Mining – 4.9%

47,150	Royal Gold, Inc.			2,220,765

178,600	Thompson Creek Metals Company Inc., (2)			2,093,192
	Total Metals & Mining			4,313,957
	Oil, Gas & Consumable Fuels – 8.8%

187,939	Approach Resources Inc., (2)			1,450,889

75,600	Bill Barrett Corporation, (2)			2,351,916

150,200	Petroquest Energy Inc., (2)			920,726

86,400	St Mary Land and Exploration Company			2,958,336
	Total Oil, Gas & Consumable Fuels			7,681,867
	Paper & Forest Products – 4.0%

88,503	Buckeye Technologies Inc., (2)			863,789

225,154	Wausau Paper Corp., (2)			2,611,786
	Total Paper & Forest Products			3,475,575
	Personal Products – 4.7%

285,950	Elizabeth Arden, Inc., (2)			4,129,114
	Road & Rail – 2.0%

96,955	Marten Transport, Ltd., (2)			1,740,342
	Semiconductors & Equipment – 6.7%

298,750	Actel Corporation, (2)			3,549,150

111,500	Standard Microsystems Corporation, (2)			2,316,970
	Total Semiconductors & Equipment			5,866,120
	Specialty Retail – 0.8%

325,591	Golfsmith International Holdings Inc., (2)			732,580
	Thrifts & Mortgage Finance – 1.0%

78,200	Northwest Bancshares Inc.			885,224
	Total Common Stocks (cost $85,338,249)			85,834,896

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%

$1,360	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $1,359,591, collateralized by $1,395,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $1,389,769	0.000%	1/04/10	$1,359,591
	Total Short-Term Investments (cost $1,359,591)			1,359,591
	Total Investments (cost $86,697,840) – 99.5%			87,194,487
	Other Assets Less Liabilities – 0.5%			406,830
	Net Assets – 100%			$87,601,317

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 75.8%

	Auto Components – 1.6%

474,182	Magna International Inc., Class A	$23,984,126
	Biotechnology – 0.3%

84,766	Amgen Inc., (2)	4,795,213
	Capital Markets – 0.4%

367,000	UBS AG, (2)	5,692,170
	Chemicals – 0.3%

86,911	The Mosaic Company	5,191,194
	Commercial Banks – 1.3%

193,725	ICICI Bank Limited, ADR	7,305,370

2,681,000	Sumitomo Trust & Banking Company, ADR, (3)	13,217,330
	Total Commercial Banks	20,522,700
	Construction & Engineering – 0.7%

382,534	Shaw Group Inc., (2)	10,997,853
	Diversified Telecommunication Services – 4.3%

311,600	KT Corporation, Sponsored ADR	5,241,112

1,830,000	Nippon Telegraph and Telephone Corporation, ADR	36,124,200

802,894	Telus Corporation	25,010,148
	Total Diversified Telecommunication Services	66,375,460
	Electric Utilities – 3.1%

1,285,000	Centrais Electricas Brasileiras S.A., PFD B ADR, (2)	24,029,500

1,664,404	Korea Electric Power Corporation, Sponsored ADR, (2)	24,200,434
	Total Electric Utilities	48,229,934
	Electronic Equipment & Instruments – 2.1%

867,700	Ingram Micro, Inc., Class A, (2)	15,141,365

366,500	Tech Data Corporation, (2)	17,100,890
	Total Electronic Equipment & Instruments	32,242,255
	Energy Equipment & Services – 1.5%

1,215,150	BJ Services Company	22,601,790
	Food & Staples Retailing – 6.1%

1,500,000	Kroger Co.	30,795,000

344,600	Seven & I Holdings, ADR, (3)	14,266,440

825,000	Wal-Mart Stores, Inc.	44,096,250

200,937	Whole Foods Market, Inc., (2)	5,515,721
	Total Food & Staples Retailing	94,673,411
	Food Products – 4.4%

548,832	Cresud S.A., ADR	7,892,204

1,060,000	Smithfield Foods, Inc., (2)	16,101,400

3,623,500	Tyson Foods, Inc., Class A	44,460,345
	Total Food Products	68,453,949
	Health Care Equipment & Supplies – 0.8%

198,475	Zimmer Holdings, Inc., (2)	11,731,857
	Health Care Providers & Services – 4.0%

1,041,000	Aetna Inc.	32,999,700

379,795	Humana Inc., (2)	16,669,203

58	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

505,723	Omnicare, Inc.	$12,228,382
	Total Health Care Providers & Services	61,897,285
	Household Durables – 0.3%

481,600	Sekisui House, Ltd., Sponsored ADR, (3)	4,440,352
	Household Products – 0.7%

468,000	KAO Corporation, Sponsored ADR, (3)	10,932,480
	Insurance – 1.4%

391,784	CNA Financial Corporation, (2)	9,402,816

555,243	Marsh & McLennan Companies, Inc.	12,259,765
	Total Insurance	21,662,581
	Internet Software & Services – 1.4%

919,623	eBay Inc., (2)	21,647,925
	Machinery – 1.6%

602,700	AGCO Corporation, (2)	19,491,318

264,444	Alamo Group Inc.	4,535,215
	Total Machinery	24,026,533
	Media – 0.5%

273,225	Scholastic Corporation	8,150,302
	Metals & Mining – 17.7%

1,638,720	Alumina Limited, Sponsored ADR, (2)	10,733,616

1,228,375	Barrick Gold Corporation	48,373,407

55,795	Crystallex International Corporation, (2)	21,202

3,034,003	Geovic Mining Corporation, (2)	1,838,005

1,990,531	Gold Fields Limited Sponsored ADR	26,095,861

627,901	Ivanhoe Mines Ltd., (2)	9,173,634

2,749,000	Kinross Gold Corporation	50,581,600

1,676,100	Lihir Gold Limited, Sponsored ADR, (2)	48,925,359

1,036,600	Newmont Mining Corporation	49,041,546

3,280,341	NovaGold Resources Inc., (2)	20,108,490

374,000	Silver Standard Resources, Inc., (2)	8,179,380
	Total Metals & Mining	273,072,100
	Multi-Utilities – 3.1%

1,687,500	Ameren Corporation	47,165,625
	Oil, Gas & Consumable Fuels – 10.6%

1,160,150	Arch Coal Inc.	25,813,337

810,000	Cameco Corporation	26,057,700

157,757	Chevron Corporation	12,145,711

391,711	ConocoPhillips	20,004,681

140,675	CONSOL Energy Inc.	7,005,615

426,511	Peabody Energy Corporation	19,282,562

408,000	Petrobras Energia S.A, ADR, (2)	6,377,040

184,400	Pioneer Natural Resources Company	8,882,548

2,660,000	Tesoro Petroleum Corporation	36,043,000

720,000	Warren Resources Inc., (2)	1,764,000
	Total Oil, Gas & Consumable Fuels	163,376,194

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2009

Shares	Description (1)				Value

	Paper & Forest Products – 1.0%

280,000	Domtar Corporation, (2)				$15,514,800
	Pharmaceuticals – 2.7%

1,425,898	Pfizer Inc.				25,937,085

749,650	Takeda Pharmaceuticals Company Limited, ADR, (3)				15,405,308
	Total Pharmaceuticals				41,342,393
	Road & Rail – 1.0%

238,900	Union Pacific Corporation				15,265,710
	Software – 2.0%

1,027,500	Microsoft Corporation				31,328,475
	Wireless Telecommunication Services – 0.9%

261,200	TIM Participacoes S.A., ADR				7,760,252

361,300	Turkcell Iletisim Hizmetleri A.S., ADR				6,319,137
	Total Wireless Telecommunication Services				14,079,389
	Total Common Stocks (cost $963,711,707)				1,169,394,056

Shares	Description (1)	Coupon		Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 3.5%

	Communications Equipment – 2.5%

50,401	Lucent Technologies Capital Trust I	7.750%		B3	$39,161,577
	Road & Rail – 1.0%

12,362	Kansas City Southern Industries Inc.	5.125%		CCC	14,930,205
	Total Convertible Preferred Securities (cost $42,471,845)				54,091,782

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 12.0%

	Airlines – 1.0%

$10,338	JetBlue Airways Corporation	3.750%	3/15/35	CCC	$10,325,077

3,652	JetBlue Airways Corporation	6.750%	10/15/39	CCC	5,026,065
13,990	Total Airlines				15,351,142
	Biotechnology – 2.7%

41,605	Amgen Inc.	0.125%	2/01/11	A+	41,292,963
	Building Products – 0.6%

9,764	Griffon Corporation	4.000%	7/18/23	N/A	9,849,435
	Energy Equipment & Services – 1.8%

27,730	Transocean Inc.	1.625%	12/15/37	BBB+	27,591,350
	Food Products – 1.4%

21,320	Smithfield Foods Inc.	4.000%	6/30/13	B–	21,080,150
	Health Care Providers & Services – 1.2%

22,949	Omnicare, Inc.	3.250%	12/15/35	B+	18,789,494
	Metals & Mining – 0.1%

3,018	Gold Reserve, Inc.	5.500%	6/15/22	N/A	2,044,695
	Oil, Gas & Consumable Fuels – 1.7%

15,120	Goodrich Petroleum Corporation	3.250%	12/01/26	N/A	14,004,900

19,159	USEC Inc.	3.000%	10/01/14	Caa2	12,549,145
34,279	Total Oil, Gas & Consumable Fuels				26,554,045

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Semiconductors & Equipment – 0.2%

$4,842	LTX-Credence Corporation, (5)	3.500%	5/15/11	N/A	$2,413,737
	Wireless Telecommunication Services – 1.3%

21,498	NII Holdings Inc.	3.125%	6/15/12	B–	19,831,905
$200,995	Total Convertible Bonds (cost $174,460,197)				184,798,916

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.4%

$130,171	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $130,170,785, collateralized by: $84,300,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $83,983,875 and $38,790,000 U.S. Treasury Notes, 2.625%, due 4/30/16, value $37,917,225 and $10,960,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $10,877,800	0.000%	1/04/10		$130,170,785
	Total Short-Term Investments (cost $130,170,785)				130,170,785
	Total Investments (cost $1,310,814,534) – 99.7%				1,538,455,539
	Other Assets Less Liabilities – 0.3%				5,028,579
	Net Assets – 100%				$1,543,484,118

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

(4)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/A	Not available.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Assets and Liabilities (Unaudited)

December 31, 2009

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $286,390,772, $364,390,112, $115,460,976, $7,971,773, $86,697,840 and $1,310,814,534, respectively)	$326,976,720	$363,384,348	$126,605,209	$9,287,589	$87,194,487	$1,538,455,539
Receivables:
Dividends	589,494	416,555	131,192	5,667	42,550	699,529
From Adviser	—	—	—	4,048	—	—
Interest	—	—	—	—	—	663,773
Investments sold	12,162,023	—	370,372	281,470	1,123,263	63,198
Reclaims	29,220	60,968	5,308	—	—	—
Shares sold	868,156	1,168,618	1,946,791	57,762	22,321	7,529,169
Other assets	245,514	36,943	59	—	71	22,131
Total assets	340,871,127	365,067,432	129,058,931	9,636,536	88,382,692	1,547,433,339
Liabilities
Cash overdraft	837,090	—	—	—	—	—
Payables:
Dividends	2,001	1,017	239	—	—	—
Investments purchased	12,968,946	—	—	136,642	477,042	—
Shares redeemed	1,009,699	870,502	78,047	2,056	157,478	2,061,295
Accrued expenses:
Management fees	293,642	254,706	77,698	—	77,410	1,257,328
12b-1 distribution and service fees	77,493	105,718	5,936	1,108	4,932	239,924
Other	218,489	665,199	58,920	24,922	64,513	390,674
Total liabilities	15,407,360	1,897,142	220,840	164,728	781,375	3,949,221
Net assets	$325,463,767	$363,170,290	$128,838,091	$9,471,808	$87,601,317	$1,543,484,118
Class A Shares
Net assets	$282,412,133	$75,665,908	$11,039,168	$2,267,997	$6,755,777	$524,693,495
Shares outstanding	16,538,260	4,974,021	710,098	159,677	372,156	17,671,494
Net asset value per share	$17.08	$15.21	$15.55	$14.20	$18.15	$29.69
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$18.12	$16.14	$16.50	$15.07	$19.26	$31.50
Class B Shares
Net assets	$2,622,447	$18,816,040	$545,841	N/A	N/A	$6,080,797
Shares outstanding	157,528	1,278,102	35,575	N/A	N/A	208,911
Net asset value and offering price per share	$16.65	$14.72	$15.34	N/A	N/A	$29.11
Class C Shares
Net assets	$17,558,686	$84,894,816	$3,857,021	$716,290	$4,048,897	$149,782,771
Shares outstanding	1,057,123	5,766,708	251,346	51,638	229,890	5,147,235
Net asset value and offering price per share	$16.61	$14.72	$15.35	$13.87	$17.61	$29.10
Class R3 Shares
Net assets	$116,937	$129,143	$51,021	$52,082	$50,502	$577,542
Shares outstanding	6,803	8,523	3,281	3,695	2,767	19,428
Net asset value and offering price per share	$17.19	$15.15	$15.55	$14.09	$18.25	$29.73
Class I Shares
Net assets	$22,753,564	$183,664,383	$113,345,040	$6,435,439	$76,746,141	$862,349,513
Shares outstanding	1,328,412	12,084,195	7,291,040	456,139	4,209,924	28,975,431
Net asset value and offering price per share	$17.13	$15.20	$15.55	$14.11	$18.23	$29.76
Net Assets Consist of:
Capital paid-in	$394,235,140	$665,647,228	$121,626,356	$43,687,987	$158,308,994	$1,403,157,722
Undistributed (Over-distribution of) net investment income	1,714,555	(932,755)	176,067	(17,602)	(206,038)	3,215,148
Accumulated net realized gain (loss) from investments and foreign currency	(111,072,088)	(300,538,689)	(4,108,661)	(35,514,393)	(70,998,286)	(90,532,215)
Net unrealized appreciation (depreciation) of investments and foreign currency	40,586,160	(1,005,494)	11,144,329	1,315,816	496,647	227,643,463
Net assets	$325,463,767	$363,170,290	$128,838,091	$9,471,808	$87,601,317	$1,543,484,118

N/A	Effective October 5, 2009, Class B Shares of Small/Mid-Cap Value and Small-Cap Value are no longer available through an exchange of another Nuveen Fund and converted to Class A Shares on October 27, 2009.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2009

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $4,313, $16,172 and $4,934, respectively)	$3,625,526	$2,295,837	$737,670
Interest	559	1,239	990
Total investment income	3,626,085	2,297,076	738,660
Expenses
Management fees	1,148,381	1,585,061	414,121
12b-1 service fees – Class A	341,197	103,607	11,539
12b-1 distribution and service fees – Class B	15,138	93,755	2,474
12b-1 distribution and service fees – Class C	87,512	431,223	16,136
12b-1 distribution and service fees – Class R3	281	307	65
Shareholders’ servicing agent fees and expenses	208,832	675,110	56,443
Custodian’s fees and expenses	55,539	35,416	10,361
Trustees’ fees and expenses	3,606	4,418	1,005
Professional fees	28,613	44,283	6,848
Shareholders’ reports – printing and mailing expenses	29,477	150,403	20,776
Federal and state registration fees	62,229	52,983	36,939
Other expenses	10,721	25,406	2,304
Total expenses before expense reimbursement	1,991,526	3,201,972	579,011
Expense reimbursement	(68,395)	—	(17,297)
Net expenses	1,923,131	3,201,972	561,714
Net investment income (loss)	1,702,954	(904,896)	176,946
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(8,247,658)	(34,400,405)	367,787
Change in net unrealized appreciation (depreciation) of investments and foreign currency	66,751,174	123,372,256	16,394,594
Net realized and unrealized gain (loss)	58,503,516	88,971,851	16,762,381
Net increase (decrease) in net assets from operations	$60,206,470	$88,066,955	$16,939,327

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Operations (Unaudited) (continued)

Six Months Ended December 31, 2009

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $71, $0 and $399,655, respectively)	$35,439	$341,043	$9,526,575
Interest	39	411	3,373,558
Total investment income	35,478	341,454	12,900,133
Expenses
Management fees	37,078	437,295	6,538,180
12b-1 service fees – Class A	2,404	10,993	595,735
12b-1 distribution and service fees – Class B	126	646	28,965
12b-1 distribution and service fees – Class C	3,535	20,027	640,161
12b-1 distribution and service fees – Class R3	65	64	1,372
Shareholders’ servicing agent fees and expenses	5,518	31,688	737,995
Custodian’s fees and expenses	4,411	9,933	110,954
Trustees’ fees and expenses	85	1,025	14,897
Professional fees	4,805	11,321	48,619
Shareholders’ reports – printing and mailing expenses	7,378	2,095	144,547
Federal and state registration fees	27,894	33,953	53,073
Other expenses	1,368	5,654	42,096
Total expenses before expense reimbursement	94,667	564,694	8,956,594
Expense reimbursement	(41,587)	(15,028)	—
Net expenses	53,080	549,666	8,956,594
Net investment income (loss)	(17,602)	(208,212)	3,943,539
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	326,283	2,708,432	1,034,056
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,486,380	18,874,879	258,596,315
Net realized and unrealized gain (loss)	1,812,663	21,583,311	259,630,371
Net increase (decrease) in net assets from operations	$1,795,061	$21,375,099	$263,573,910

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Six Months Ended 12/31/09	Year Ended 6/30/09	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income (loss)	$1,702,954	$5,602,681	$(904,896)	$945,024
Net realized gain (loss) from investments and foreign currency	(8,247,658)	(99,556,386)	(34,400,405)	(222,172,003)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	66,751,174	(34,549,238)	123,372,256	(33,669,985)
Net increase (decrease) in net assets from operations	60,206,470	(128,502,943)	88,066,955	(254,896,964)
Distributions to Shareholders
Net investment income:
Class A	(4,929,663)	(3,290,647)	(193,715)	—
Class B	(29,067)	(10,009)	—	—
Class C	(194,187)	(32,922)	—	—
Class R3	(1,813)	(948)	(62)	—
Class I	(443,196)	(268,967)	(847,669)	—
From accumulated net realized gains:
Class A	—	(25,379,143)	—	—
Class B	—	(509,457)	—	—
Class C	—	(1,646,216)	—	—
Class R3	—	(10,722)	—	—
Class I	—	(1,582,389)	—	—
Decrease in net assets from distributions to shareholders	(5,597,926)	(32,731,420)	(1,041,446)	—
Fund Share Transactions
Proceeds from sale of shares	21,605,695	25,703,284	82,445,147	192,693,604
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,377,743	24,773,422	940,552	—
	25,983,438	50,476,706	83,385,699	192,693,604
Cost of shares redeemed	(29,875,651)	(61,316,966)	(206,274,538)	(332,925,017)
Net increase (decrease) in net assets from Fund share transactions	(3,892,213)	(10,840,260)	(122,888,839)	(140,231,413)
Capital contribution from Adviser	—	—	—	—
Net increase (decrease) in net assets	50,716,331	(172,074,623)	(35,863,330)	(395,128,377)
Net assets at the beginning of period	274,747,436	446,822,059	399,033,620	794,161,997
Net assets at the end of period	$325,463,767	$274,747,436	$363,170,290	$399,033,620
Undistributed (Over-distribution of) net investment income at the end of period	$1,714,555	$5,609,527	$(932,755)	$1,013,587

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Changes in Net Assets (Unaudited) (continued)

	Large-Cap Value		Small/Mid-Cap Value
	Six Months Ended 12/31/09	Year Ended 6/30/09	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income (loss)	$176,946	$248,489	$(17,602)	$(15,552)
Net realized gain (loss) from investments and foreign currency	367,787	(3,940,065)	326,283	(22,774,366)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	16,394,594	(1,787,154)	1,486,380	6,483,688
Net increase (decrease) in net assets from operations	16,939,327	(5,478,730)	1,795,061	(16,306,230)
Distributions to Shareholders
Net investment income:
Class A	—	(22,861)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	(165,020)	(141,733)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(165,020)	(164,594)	—	—
Fund Share Transactions
Proceeds from sale of shares	67,096,314	59,453,469	3,030,657	7,428,866
Proceeds from shares issued to shareholders due to reinvestment of distributions	150,445	128,769	—	—
	67,246,759	59,582,238	3,030,657	7,428,866
Cost of shares redeemed	(16,498,116)	(16,741,242)	(1,172,002)	(28,728,824)
Net increase (decrease) in net assets from Fund share transactions	50,748,643	42,840,996	1,858,655	(21,299,958)
Capital contribution from Adviser	—	—	—	125,970
Net increase (decrease) in net assets	67,522,950	37,197,672	3,653,716	(37,480,218)
Net assets at the beginning of period	61,315,141	24,117,469	5,818,092	43,298,310
Net assets at the end of period	$128,838,091	$61,315,141	$9,471,808	$5,818,092
Undistributed (Over-distribution of) net investment income at the end of period	$176,067	$164,141	$(17,602)	$—

N/A	Large-Cap Value and Small/Mid-Cap Value did not offer Class R3 Shares prior to September 29, 2009.

66	Nuveen Investments

	Small-Cap Value		Value Opportunities
	Six Months Ended 12/31/09	Year Ended 6/30/09	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income (loss)	$(208,212)	$197,909	$3,943,539	$6,825,534
Net realized gain (loss) from investments and foreign currency	2,708,432	(71,043,262)	1,034,056	(92,304,086)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	18,874,879	2,948,702	258,596,315	(10,891,435)
Net increase (decrease) in net assets from operations	21,375,099	(67,896,651)	263,573,910	(96,369,987)
Distributions to Shareholders
Net investment income:
Class A	(3,183)	—	—	(611,878)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	—
Class I	(192,552)	—	—	(1,649,711)
From accumulated net realized gains:
Class A	—	—	—	(12,960,049)
Class B	—	—	—	(230,149)
Class C	—	—	—	(3,976,760)
Class R3	—	N/A	—	(5,448)
Class I	—	—	—	(14,167,425)
Decrease in net assets from distributions to shareholders	(195,735)	—	—	(33,601,420)
Fund Share Transactions
Proceeds from sale of shares	12,811,653	36,286,766	467,040,796	761,448,921
Proceeds from shares issued to shareholders due to reinvestment of distributions	178,041	—	—	22,479,299
	12,989,694	36,286,766	467,040,796	783,928,220
Cost of shares redeemed	(20,343,432)	(66,999,103)	(250,361,311)	(360,747,458)
Net increase (decrease) in net assets from Fund share transactions	(7,353,738)	(30,712,337)	216,679,485	423,180,762
Capital contribution from Adviser	—	—	—	—
Net increase (decrease) in net assets	13,825,626	(98,608,988)	480,253,395	293,209,355
Net assets at the beginning of period	73,775,691	172,384,679	1,063,230,723	770,021,368
Net assets at the end of period	$87,601,317	$73,775,691	$1,543,484,118	$1,063,230,723
Undistributed (Over-distribution of) net investment income at the end of period	$(206,038)	$197,909	$3,215,148	$(728,391)

N/A	Small-Cap Value did not offer Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Value Index. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated non-U.S. equity securities.

Multi-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Small/Mid-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Value Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Small-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2000 Value Index or the Standard & Poor’s SmallCap 600 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Value Opportunities’ investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Effective October 5, 2009, Class B Shares of Small/Mid-Cap Value and Small Cap Value are no longer available through an exchange from other Nuveen Investments, Inc. (“Nuveen”) Fund and converted to Class A shares on October 27, 2009.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities

68	Nuveen Investments

dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

70	Nuveen Investments

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2009:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$319,157,089	$—	$—	$319,157,089
Investment Companies	2,295,600	—	—	2,295,600
Warrants	480	—	—	480
Short-Term Investments	5,523,551	—	—	5,523,551
Total	$326,976,720	$—	$—	$326,976,720

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$356,613,732	$—	$—	$356,613,732
Short-Term Investments	6,770,616	—	—	6,770,616
Total	$363,384,348	$—	$—	$363,384,348

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$119,410,376	$—	$—	$119,410,376
Short-Term Investments	7,194,833	—	—	7,194,833
Total	$126,605,209	$—	$—	$126,605,209

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$9,051,881	$—	$—	$9,051,881
Short-Term Investments	235,708	—	—	235,708
Total	$9,287,589	$—	$—	$9,287,589

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$85,834,896	$—	$—	$85,834,896
Short-Term Investments	1,359,591	—	—	1,359,591
Total	$87,194,487	$—	$—	$87,194,487

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,111,132,146	$58,261,910	$—	$1,169,394,056
Preferred Securities**	—	54,091,782		54,091,782
Convertible Bonds	—	182,385,179	2,413,737	184,798,916
Short-Term Investments	130,170,785	—	—	130,170,785
Total	$1,241,302,931	$294,738,871	$2,413,737	$1,538,455,539
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of Value Opportunities’ Level 3 investments held at the beginning and end of the measurement period:

Value Opportunities Level 3 Convertible Bonds
Balance at beginning of period	$1,612,885
Gains (losses):
Net realized gains (losses)	800,852
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at end of period	$2,413,737

Value Opportunities’, “Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations includes $800,852 of net unrealized appreciation (depreciation) related to Convertible Bonds classified as Level 3 at period end.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,020,578	$16,868,353	1,038,170	$15,636,485
Class A – automatic conversion of Class B Shares	5,998	96,268	68,221	1,019,928
Class B	1,009	16,446	8,883	145,467
Class C	51,544	819,373	233,580	3,405,310
Class R3	—	—	6,803	150,000
Class I	225,810	3,805,255	368,345	5,346,094
Shares issued to shareholders due to reinvestment of distributions:
Class A	223,085	3,843,748	1,515,317	21,678,068
Class B	1,268	21,300	24,991	346,027
Class C	7,793	130,618	69,563	961,070
Class R3	—	—	—	—
Class I	22,111	382,077	124,387	1,788,257
	1,559,196	25,983,438	3,458,260	50,476,706
Shares redeemed:
Class A	(1,523,497)	(25,131,952)	(3,087,008)	(47,678,912)
Class B	(57,797)	(924,640)	(150,585)	(2,293,048)
Class B – automatic conversion to Class A Shares	(6,177)	(96,268)	(70,093)	(1,019,928)
Class C	(146,987)	(2,355,372)	(302,468)	(4,498,048)
Class R3	—	—	—	—
Class I	(81,931)	(1,367,419)	(376,550)	(5,827,030)
	(1,816,389)	(29,875,651)	(3,986,704)	(61,316,966)
Net increase (decrease)	(257,193)	$(3,892,213)	(528,444)	$(10,840,260)

	Multi-Cap Value
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	372,129	$5,246,274	1,490,296	$20,013,543
Class A – automatic conversion of Class B Shares	123	1,824	12,748	176,020
Class B	7,843	109,532	6,519	81,686
Class C	112,288	1,572,492	301,887	3,735,694
Class R3	—	—	8,523	150,000
Class I	5,262,242	75,515,025	13,576,526	168,536,661
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,622	178,402	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	49,684	762,150	—	—
	5,815,931	83,385,699	15,396,499	192,693,604
Shares redeemed:
Class A	(1,694,051)	(24,599,903)	(11,063,212)	(153,131,622)
Class B	(131,629)	(1,831,081)	(581,198)	(6,970,880)
Class B – automatic conversion to Class A Shares	(127)	(1,824)	(13,117)	(176,020)
Class C	(952,811)	(13,232,757)	(4,161,457)	(51,502,643)
Class R3	—	—	—	—
Class I	(11,834,534)	(166,608,973)	(9,831,921)	(121,143,852)
	(14,613,152)	(206,274,538)	(25,650,905)	(332,925,017)
Net increase (decrease)	(8,797,221)	$(122,888,839)	(10,254,406)	$(140,231,413)

72	Nuveen Investments

	Large-Cap Value
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	371,893	$5,453,915	437,267	$5,473,447
Class B	5,348	79,627	10,688	124,561
Class C	111,908	1,632,336	132,478	1,618,650
Class R3	3,281	50,000	N/A	N/A
Class I	4,084,231	59,880,436	4,145,758	52,236,811
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1,543	18,534
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	9,607	150,445	9,186	110,235
	4,586,268	67,246,759	4,736,920	59,582,238
Shares redeemed:
Class A	(139,575)	(2,123,089)	(252,852)	(3,125,125)
Class B	(1,954)	(28,794)	(26,815)	(332,584)
Class C	(36,513)	(543,867)	(100,256)	(1,201,071)
Class R3	—	—	N/A	N/A
Class I	(940,374)	(13,802,366)	(919,292)	(12,082,462)
	(1,118,416)	(16,498,116)	(1,299,215)	(16,741,242)
Net increase (decrease)	3,467,852	$50,748,643	3,437,705	$42,840,996

	Small/Mid-Cap Value
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,463	$820,052	110,634	$1,210,334
Class B	—	—	3,754	49,057
Class C	2,837	37,984	27,757	290,402
Class R3	3,695	50,000	N/A	N/A
Class I	163,874	2,122,621	454,978	5,879,073
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	—	—	—	—
	232,869	3,030,657	597,123	7,428,866
Shares redeemed:
Class A	(27,929)	(362,916)	(195,442)	(2,681,788)
Class B	(3,131)	(41,857)	(2,772)	(29,711)
Class C	(7,549)	(97,413)	(36,006)	(374,276)
Class R3	—	—	N/A	N/A
Class I	(53,765)	(669,816)	(2,362,882)	(25,643,049)
	(92,374)	(1,172,002)	(2,597,102)	(28,728,824)
Net increase (decrease)	140,495	$1,858,655	(1,999,979)	$(21,299,958)

N/A – Large-Cap Value and Small/Mid-Cap Value did not issue Class R3 Shares prior to September 29, 2009.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

	Small-Cap Value
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	137,339	$2,288,059	357,969	$5,864,631
Class A – automatic conversion of Class B Shares	175	2,814	57	1,086
Class B	—	—	1,265	15,145
Class C	34,011	550,133	27,028	376,243
Class R3	2,767	50,000	N/A	N/A
Class I	602,792	9,920,647	2,201,187	30,029,661
Shares issued to shareholders due to reinvestment of distributions:
Class A	156	2,887	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	9,463	175,154	—	—
	786,703	12,989,694	2,587,506	36,286,766
Shares redeemed:
Class A	(312,560)	(5,393,747)	(2,140,849)	(29,729,040)
Class B	(12,423)	(212,173)	(5,021)	(68,967)
Class B – automatic conversion to Class A Shares	(180)	(2,814)	(58)	(1,086)
Class C	(54,556)	(881,258)	(200,743)	(2,971,696)
Class R3	—	—	N/A	N/A
Class I	(796,084)	(13,853,440)	(2,437,905)	(34,228,314)
	(1,175,803)	(20,343,432)	(4,784,576)	(66,999,103)
Net increase (decrease)	(389,100)	$(7,353,738)	(2,197,070)	$(30,712,337)

	Value Opportunities
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,205,529	$198,775,544	10,158,154	$228,277,031
Class A – automatic conversion of Class B Shares	105	3,167	1,166	28,045
Class B	6,604	176,165	25,804	609,022
Class C	1,403,956	38,392,456	1,546,790	34,769,188
Class R3	8,189	229,750	24,474	558,032
Class I	8,350,347	229,463,714	22,348,087	497,207,603
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	580,049	10,690,843
Class B	—	—	10,220	185,195
Class C	—	—	156,448	2,834,837
Class R3	—	—	—	—
Class I	—	—	473,586	8,768,424
	16,974,730	467,040,796	35,324,778	783,928,220
Shares redeemed:
Class A	(5,209,890)	(144,813,811)	(7,498,998)	(158,924,417)
Class B	(11,247)	(301,851)	(53,866)	(1,118,016)
Class B – automatic conversion to Class A Shares	(107)	(3,167)	(1,181)	(28,045)
Class C	(409,946)	(11,273,112)	(1,525,799)	(31,579,562)
Class R3	(5,860)	(170,545)	(7,375)	(161,002)
Class I	(3,355,031)	(93,798,825)	(8,237,208)	(168,936,416)
	(8,992,081)	(250,361,311)	(17,324,427)	(360,747,458)
Net increase (decrease)	7,982,649	$216,679,485	18,000,351	$423,180,762

N/A – Small-Cap Value did not issue Class R3 Shares prior to September 29, 2009.

74	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended December 31, 2009, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$121,291,936	$53,008,590	$54,780,454	$3,719,958	$25,944,065	$498,090,038
Sales and maturities	124,338,626	175,495,496	7,306,404	2,127,859	33,183,321	270,019,365

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2009, the cost of investments was as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$299,746,302	$364,714,181	$115,824,352	$8,357,177	$89,046,702	$1,319,394,399

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Gross unrealized:
Appreciation	$49,374,114	$60,534,584	$12,917,784	$1,515,618	$11,530,726	$241,074,690
Depreciation	(22,143,696)	(61,864,417)	(2,136,927)	(585,206)	(13,382,941)	(22,013,550)
Net unrealized appreciation (depreciation) of investments	$27,230,418	$(1,329,833)	$10,780,857	$930,412	$(1,852,215)	$(219,061,140)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Funds’ last tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$5,609,527	$1,040,478	$164,141	$—	$197,909	$—
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,603,493	$—	$164,594	$—	$—	$18,284,961
Distributions from net long-term capital gains	29,127,927	—	—	—	—	15,316,459
Tax return of capital	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

At June 30, 2009, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Expiration:
June 30, 2016	$—	$16,839,859	$—	$13,065,462	$2,490,066	$—
June 30, 2017	24,629,447	174,357,114	3,880,395	21,132,667	16,942,331	11,117,092
Total	$24,629,447	$191,196,973	$3,880,395	$34,198,129	$19,432,397	$11,117,092

Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Post-October capital losses	$64,839,455	$74,617,242	$232,685	$1,257,145	$51,925,456	$72,586,120

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6500%	.6500%	.7500%	.8000%	.8000%
For the next $125 million	.5375	.6375	.6375	.7375	.7875	.7875
For the next $250 million	.5250	.6250	.6250	.7250	.7750	.7750
For the next $500 million	.5125	.6125	.6125	.7125	.7625	.7625
For the next $1 billion	.5000	.6000	.6000	.7000	.7500	.7500
For net assets over $2 billion	.4750	.5750	.5750	.6750	.7250	.7250

The annual complex-level fee for each Fund, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

76	Nuveen Investments

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to each fund’s use of financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Nuveen HydePark Group LLC (“HydePark”), Symphony Asset Management LLC (“Symphony”), Institutional Capital LLC (“ICAP”), NWQ Investment Management Company, LLC (“NWQ”) and Tradewinds Global Investors, LLC (“Tradewinds”), (collectively the “Sub-Advisers”). HydePark, Symphony and ICAP manage Multi-Manager Large-Cap Value’s investment portfolio. NWQ manages Multi-Cap Value’s, Large-Cap Value’s, Small/Mid-Cap Value’s and Small Cap Value’s investment portfolios. Tradewinds manages Value Opportunities’ investment portfolio. HydePark, NWQ, Symphony and Tradewinds are each subsidiaries of Nuveen. The Sub-Advisers are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the following Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of shares in the amounts and for the time periods stated in the following table.

Fund	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2010	1.20%
NWQ Large-Cap Value	1.10	October 31, 2010	1.35
NWQ Small/Mid-Cap Value	1.20	October 31, 2010	1.45
NWQ Small-Cap Value	1.25	July 31, 2010	1.50
Tradewinds Value Opportunities	1.25	October 31, 2009	1.50

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected	$8,408	$16,433	$25,633	$—	$4,311	$766,587
Paid to financial intermediaries	7,360	14,351	22,339	—	3,753	676,830

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances	$5,762	$17,059	$15,082	$400	$5,281	$403,644

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained	$16,772	$102,650	$8,827	$228	$4,146	$236,497

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2009, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained	$2,054	$39,763	$918	$220	$202	$22,101

At December 31, 2009, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	$919	$84	$—	$—	$—	$—
Class B	—	84	—	N/A	N/A	—
Class C	464	84	—	—	—	—
Class R3	6,803	8,523	3,281	3,695	2,767	5,185
Class I	464	84	—	—	—	—
8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

78	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	79

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (8/96)
2010(e)	$14.23	$.09	$3.06	$3.15	$(.30)	$—	$(.30)	$17.08
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23
2005	23.41	.32	2.13	2.45	(.28)	—	(.28)	25.58
Class B (8/96)
2010(e)	13.84	.03	2.97	3.00	(.19)	—	(.19)	16.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64
2005	22.95	.14	2.08	2.22	(.11)	—	(.11)	25.06
Class C (8/96)
2010(e)	13.80	.03	2.97	3.00	(.19)	—	(.19)	16.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60
2005	22.92	.14	2.07	2.21	(.11)	—	(.11)	25.02
Class R3 (8/08)
2010(e)	14.31	.07	3.08	3.15	(.27)	—	(.27)	17.19
2009(f)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)(d)
2010(e)	14.28	.11	3.08	3.19	(.34)	—	(.34)	17.13
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33
2005	23.49	.38	2.14	2.52	(.34)	—	(.34)	25.67

80	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

22.13%	$282,412	1.24	%*	1.07	%*	1.19	%*	1.12	%*	40%
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131
21.71	491,489	1.25		1.22		1.25		1.22		75
13.97	440,403	1.28		.83		1.28		.83		81
10.51	416,407	1.31		1.31		1.31		1.31		81

21.64	2,622	2.00	*	.30	*	1.94	*	.35	*	40
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131
20.77	18,491	2.00		.44		2.00		.44		75
13.13	26,995	2.03		.08		2.03		.08		81
9.66	45,224	2.06		.57		2.06		.57		81

21.70	17,559	1.99	*	.31	*	1.94	*	.36	*	40
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131
20.80	31,219	2.00		.47		2.00		.47		75
13.15	28,692	2.03		.08		2.03		.08		81
9.63	30,691	2.06		.57		2.06		.57		81

21.97	117	1.48	*	.83	*	1.44	*	.87	*	40
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

22.32	22,754.98		*	1.34	*	.94	*	1.38	*	40
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684.99			1.45		.96		1.48		131
22.03	31,878	1.00		1.48		1.00		1.48		75
14.24	25,720	1.03		1.08		1.03		1.08		81
10.77	22,350	1.06		1.56		1.06		1.56		81

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended December 31, 2009.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2010(e)	$12.22	$(.03)	$3.06	$3.03	$(.04)	$—	$—	$(.04)	$15.21
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15
2006	20.60	.15	3.42	3.57	(.06)	(.30)	—	(.36)	23.81
2005	18.56	.11	2.15	2.26	(.05)	(.17)	—	(.22)	20.60
Class B (12/02)
2010(e)	11.84	(.08)	2.96	2.88	—	—	—	—	14.72
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37
Class C (12/02)
2010(e)	11.84	(.08)	2.96	2.88	—	—	—	—	14.72
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37
Class R3 (8/08)
2010(e)	12.16	(.05)	3.05	3.00	(.01)	—	—	(.01)	15.15
2009(f)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)(d)
2010(e)	12.22	(.01)	3.06	3.05	(.07)	—	—	(.07)	15.20
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09
2006	20.55	.20	3.42	3.62	(.11)	(.30)	—	(.41)	23.76
2005	18.52	.15	2.15	2.30	(.10)	(.17)	—	(.27)	20.55

82	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

24.78%	$75,666	1.60	%*	(.40 )%*	1.60	%*	(.40 )%*	14%
(34.12)	76,785	1.50		.27	1.50		.27	32
(25.65)	293,777	1.33		.17	1.33		.17	25
15.51	634,123	1.24		.71	1.24		.71	19
17.45	409,788	1.33		.65	1.33		.65	9
12.20	179,548	1.36		.54	1.36		.54	14

24.32	18,816	2.35	*	(1.14)*	2.35	*	(1.14)*	14
(34.62)	16,599	2.28		(.46)	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	2.08		(.59)	25
14.65	75,067	2.00		(.04)	2.00		(.04)	19
16.57	58,423	2.08		(.10)	2.08		(.10)	9
11.35	33,216	2.10		(.20)	2.10		(.20)	14

24.32	84,895	2.35	*	(1.14)*	2.35	*	(1.14)*	14
(34.62)	78,225	2.27		(.46)	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	2.08		(.58)	25
14.64	441,048	1.99		(.04)	1.99		(.04)	19
16.57	308,339	2.08		(.10)	2.08		(.10)	9
11.35	128,758	2.11		(.21)	2.11		(.21)	14

24.65	129	1.85	*	(.63 )*	1.85	*	(.63 )*	14
(30.91)	104	1.81	*	.12 *	1.81	*	.12 *	32

24.96	183,664	1.34	*	(.14 )*	1.34	*	(.14 )*	14
(33.95)	227,320	1.29		.55	1.29		.55	32
(25.47)	274,886	1.09		.39	1.09		.39	25
15.77	350,370.99			.96	.99		.96	19
17.77	212,033	1.09		.90	1.09		.90	9
12.43	82,413	1.10		.78	1.10		.78	14

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended December 31, 2009.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value
Class A (12/06)
2010(e)	$12.71	$.01		$2.83	$2.84	$—	$—		$—	$15.55
2009	17.41	.10		(4.73)	(4.63)	(.07)	—		(.07)	12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	—	**	(.08)	17.41
2007(f)	20.00	.12		1.26	1.38	—	—		—	21.38
Class B (12/06)
2010(e)	12.60	(.04)		2.78	2.74	—	—		—	15.34
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(f)	20.00	—	**	1.30	1.30	—	—		—	21.30
Class C (12/06)
2010(e)	12.60	(.04)		2.79	2.75	—	—		—	15.35
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(f)	20.00	.02		1.28	1.30	—	—		—	21.30
Class R3 (9/09)
2010(g)	15.24	—	**	.31	.31	—	—		—	15.55
Class I (12/06)(d)
2010(e)	12.72	.03		2.82	2.85	(.02)	—		(.02)	15.55
2009	17.43	.12		(4.72)	(4.60)	(.11)	—		(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	**	(.13)	17.43
2007(f)	20.00	.15		1.26	1.41	—	—		—	21.41

84	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

22.34%	$11,039	1.36	%*	.13	%*	1.33	%*	.16	%*	8%
(26.57)	6,075	1.61		.49		1.35		.76		16
(18.24)	5,080	1.66		.45		1.33		.77		13
6.90	2,358	3.12	*	(.84	)*	1.33	*	.95	*	—	****

21.75	546	2.11	*	(.63	)*	2.08	*	(.60	)*	8
(27.13)	405	2.35		(.22)		2.10		.03		16
(18.82)	835	2.43		(.34)		2.08		—	***	13
6.50	281	4.68	*	(2.66	)*	2.08	*	(.06	)*	—	****

21.83	3,857	2.11	*	(.60	)*	2.08	*	(.58	)*	8
(27.13)	2,217	2.37		(.25)		2.10		.02		16
(18.82)	2,484	2.42		(.33)		2.08		—	***	13
6.50	1,117	3.83	*	(1.62	)*	2.08	*	.13	*	—	****

2.03	51	1.64	*	.04	*	1.59	*	.09	*	8

22.43	113,345	1.12	*	.39	*	1.08	*	.42	*	8
(26.35)	52,618	1.36		.71		1.10		.97		16
(18.05)	15,719	1.40		.71		1.08		1.02		13
7.05	8,513	2.65	*	(.32	)*	1.08	*	1.25	*	—	****

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Rounds to less than 1%.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended December 31, 2009.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	For the period September 29, 2009 (commencement of operations) through December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains	Total		Ending Net Asset Value
Class A (12/06)
2010(e)	$11.05	$(.04)	$3.19	$3.15	$—		$—	$—		$14.20
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
2007(f)	20.00	.15	1.22	1.37	—		—	—		21.37
Class C (12/06)
2010(e)	10.83	(.09)	3.13	3.04	—		—	—		13.87
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
2007(f)	20.00	.05	1.23	1.28	—		—	—		21.28
Class R3 (9/09)
2010(g)	13.53	(.02)	.58	.56	—		—	—		14.09
Class I (12/06)(d)
2010(e)	10.96	(.02)	3.17	3.15	—		—	—		14.11
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11
2007(f)	20.00	.49	.92	1.41	—		—	—		21.41

86	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

28.51%		$2,268	2.49	%*	(1.61	)%*	1.44	%*	(.56	)%*	29%
(35.34)		1,382	3.03		(1.60)		1.45		(.02)		204
(20.02	)***	3,595	1.65		(.70)		1.43		(.49)		84
6.85		1,098	2.54	*	.23	*	1.43	*	1.34	*	1

28.07		716	3.24	*	(2.38	)*	2.19	*	(1.32	)*	29
(35.88)		610	4.11		(2.50)		2.20		(.59)		204
(20.63	)***	1,093	2.39		(1.40)		2.18		(1.20)		84
6.40		974	3.22	*	(.65	)*	2.18	*	.39	*	1

4.14		52	2.69	*	(1.58	)*	1.69	*	(.59	)*	29

28.74		6,435	2.25	*	(1.34	)*	1.19	*	(.28	)*	29
(35.98)		3,792	1.44		(.33)		1.20		(.08)		204
(19.82	)***	38,574	1.16		(.20)		1.16		(.20)		84
7.05		216,872	1.49	*	3.93	*	1.16	*	4.25	*	1

*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to classes A, B, C and I, respectively.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended December 31, 2009.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	For the period September 29, 2009 (commencement of operations) through December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2010(e)	$14.14	$(.06)	$4.08	$4.02	$(.01)	$—	$—		$(.01)	$18.15
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12
2006	20.84	.13	5.48	5.61	(.08)	(.27)	—		(.35)	26.10
2005(f)	20.00	.05	.79	.84	—	—	—		—	20.84
Class C (12/04)
2010(e)	13.76	(.12)	3.97	3.85	—	—	—		—	17.61
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73
2006	20.76	(.07)	5.49	5.42	—	(.27)	—		(.27)	25.91
2005(f)	20.00	(.03)	.79	.76	—	—	—		—	20.76
Class R3 (9/09)
2010(g)	18.07	(.03)	.21	.18	—	—	—		—	18.25
Class I (12/04)(d)
2010(e)	14.21	(.03)	4.10	4.07	(.05)	—	—		(.05)	18.23
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18
2006	20.87	.16	5.52	5.68	(.13)	(.27)	—		(.40)	26.15
2005(f)	20.00	.08	.79	.87	—	—	—		—	20.87

88	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

28.42%	$6,756	1.47	%*	(.76	)%*	1.44	%*	(.72	)%*	31%
(39.29)	7,733	1.46		.13		1.46		.13		71
(20.41)	54,264	1.47		(.16)		1.47		(.16)		48
16.09	78,081	1.50		.44		1.49		.46		24
27.08 ***	33,907	1.95		(.02)		1.42		.51		26
4.20	3	2.85	*	(.96	)*	1.49	*	.40	*	22

27.98	4,049	2.21	*	(1.43	)*	2.17	*	(1.40	)*	31
(39.70)	3,446	2.23		(.70)		2.23		(.70)		71
(21.03)	9,682	2.22		(.91)		2.22		(.91)		48
15.26	17,290	2.25		(.31)		2.24		(.30)		24
26.22 ***	7,244	2.73		(.86)		2.17		(.30)		26
3.80	3	3.60	*	(1.70	)*	2.24	*	(.35	)*	22

1.00	51	1.61	*	(.62	)*	1.60	*	(.61	)*	31

28.61	76,746	1.21	*	(.43	)*	1.17	*	(.39	)*	31
(39.12)	62,423	1.24		.29		1.24		.29		71
(20.22)	108,064	1.22		.08		1.22		.08		48
16.41	132,385	1.22		.81		1.22		.81		24
27.41 ***	13,137	1.73		.07		1.17		.63		26
4.35	2,079	2.61	*	(.72	)*	1.25	*	.64	*	22
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Classes B, C and I.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended December 31, 2009.
(f)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(g)	For the period September 29, 2009 (commencement of operations) through December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (12/04)
2010(e)	$24.17	$.07	$5.45	$5.52	$—	$—	$—	$29.69
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90
2005(f)	20.00	.08	.99	1.07	—	—	—	21.07
Class B (12/04)
2010(e)	23.78	(.03)	5.36	5.33	—	—	—	29.11
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66
2005(f)	20.00	—	.98	.98	—	—	—	20.98
Class C (12/04)
2010(e)	23.77	(.03)	5.36	5.33	—	—	—	29.10
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66
2005(f)	20.00	—	.98	.98	—	—	—	20.98
Class R3 (8/08)
2010(e)	24.23	.04	5.46	5.50	—	—	—	29.73
2009(g)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)(d)
2010(e)	24.19	.11	5.46	5.57	—	—	—	29.76
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95
2005(f)	20.00	.11	.98	1.09	—	—	—	21.09

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

22.84%	$524,693	1.38	%*	.50	%*	1.38	%*	.50	%*	22%
(13.47)	378,845	1.48		.89		1.48		.89		61
(2.65)	368,093	1.42		.63		1.42		.63		48
22.98	248,827	1.39		.99		1.39		.99		23
29.45	73,389	1.63		.94		1.49		1.09		29
5.35	3	3.12	*	(1.10	)*	1.51	*	.52	*	45

22.41	6,081	2.13	*	(.25	)*	2.13	*	(.25	)*	22
(14.10)	5,080	2.22		.14		2.22		.14		61
(3.39)	6,816	2.17		(.11)		2.17		(.11)		48
22.04	5,521	2.14		.24		2.14		.24		23
28.49	1,041	2.40		.16		2.24		.33		29
4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	45

22.42	149,783	2.13	*	(.23	)*	2.13	*	(.23	)*	22
(14.14)	98,742	2.22		.14		2.22		.14		61
(3.39)	116,463	2.17		(.10)		2.17		(.10)		48
22.04	100,295	2.14		.24		2.14		.24		23
28.49	22,102	2.40		.15		2.24		.31		29
4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	45

22.70	578	1.63	*	.27	*	1.63	*	.27	*	22
(11.47)	414	1.76	*	.73	*	1.75	*	.75	*	61

23.03	862,350	1.13	*	.77	*	1.13	*	.77	*	22
(13.29)	580,149	1.24		1.19		1.23		1.20		61
(2.39)	278,649	1.17		.89		1.17		.89		48
23.30	161,284	1.14		1.28		1.14		1.28		23
29.80	37,393	1.48		.98		1.24		1.22		29
5.45	2,102	2.86	*	(.84	)*	1.24	*	.77	*	45

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended December 31, 2009.
(f)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	91

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

92	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Hyde Park Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Symphony Asset Management, LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	93

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NWQ-1209D

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total return.

Semi-Annual Report

December 31, 2009

Nuveen Growth Allocation Fund	Nuveen Moderate Allocation Fund	Nuveen Conservative Allocation Fund

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board and Lead Independent Director

February 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Growth Allocation, the Nuveen Moderate Allocation and the Nuveen Conservative Allocation Funds feature portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. The Funds are co-managed by Thomas Richards, CFA, Senior Managing Director of NIS and John Simmons, Managing Director and Portfolio Manager for NIS. We recently asked Tom and John to discuss the key portfolio management strategies and the performance of these three Funds for the six-month reporting period ended December 31, 2009.

How did the Funds perform during the six-month period ended December 31 2009?

The table on page six provides performance information for the three Funds (Class A shares at net asset value) for the six-month, one-year, five-year, ten-year and since inception periods ended December 31, 2009. The table also compares each Fund’s performance to an appropriate benchmark. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within each asset class, (4) structure these Funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

How did these strategies influence performance?

Nuveen Growth Allocation Fund

Class A shares at net asset value for the Nuveen Growth Allocation Fund outperformed the Growth Allocation Composite during the six-month reporting period, but underperformed the Lipper Global Multi-Cap Core Funds Index and the general market index.

2	Nuveen Investments

The Growth Allocation Fund’s policy allocation as of December 31, 2009, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	23%
International Equity	38%
Global Resources	6%
U.S. Public Real Estate	3%
Domestic Fixed Income	6%
Domestic High Yield	14%
TIPS	6%
Short Duration & Cash	4%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk typically will have the largest performance impact on the Fund. For the six-month reporting period, our asset class allocations helped produce a return in excess of 20%. Without exception, returns across asset classes were positive during the recovering environment.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange-traded funds in the international equity class. The return impact from investment style risk was slightly positive within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated slightly negative incremental returns, relative to their benchmarks. Manager performance within the international equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of underperformance. Strong manager performance was realized in the domestic equity and domestic fixed income asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Nuveen Moderate Allocation Fund

Class A shares at net asset value for the Nuveen Moderate Allocation Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the Moderate

Nuveen Investments	3

Allocation Composite during the six-month reporting period, but underperformed the general market index.

The Moderate Allocation Fund’s policy allocation as of December 31, 2009, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	21%
International Equity	29%
Global Resources	5%
U.S. Public Real Estate	3%
Domestic Fixed Income	10%
Domestic High Yield	15%
TIPS	9%
Short Duration & Cash	8%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. During the reporting period, our asset class allocations helped produce a return of more than 17%. Without exception, returns across asset classes were positive during the recovering environment.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange traded funds in the international equity class. The return impact from investment style risk was slightly positive within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated slightly negative incremental returns, relative to their benchmarks. Manager performance within the international equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of underperformance. Strong manager performance was realized in the domestic equity and domestic fixed Income asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

4	Nuveen Investments

Nuveen Conservative Allocation Fund

Class A shares at net asset value for the Fund outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Conservative Allocation Composite during the six-month reporting period, but underperformed the general market index.

The Conservative Allocation Fund’s policy allocation as of December 31, 2009, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	14%
International Equity	16%
Global Resources	5%
U.S. Public Real Estate	3%
Domestic Fixed Income	20%
Domestic High Yield	10%
TIPS	10%
Short Duration & Cash	22%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. For the six-month reporting period, our asset class allocations helped produce a return of more than 12%. Without exception, returns across asset classes were positive during the recovering environment.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange traded funds in the international equity class. The return impact from investment style risk was positive within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. During the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager performance within the international equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of underperformance. Strong manager performance was realized in the domestic equity and domestic fixed income asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

Nuveen Investments	5

1	The since inception dates for the Funds are 12/09/04 for the Nuveen Growth Allocation Fund, and 8/07/96 for the Nuveen Moderate Allocation and Nuveen Conservative Allocation Funds. Index and composite returns, which are based on month end data, begin on the last day of the month of the Fund’s inception.

2	The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Global Multi-Cap Core Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the composite is calculated as of 1/1/05, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

4	The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Stock Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the composite is calculated as of 9/1/96, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

7	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Stock Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill index. The since inception data for the composite is calculated as of 9/1/96, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

Class A Shares – Average Annual Total Returns

As of 12/31/09

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen Growth Allocation Fund
A Shares at NAV	19.28%	31.06%	3.99%	NA	4.68%
A Shares at Offer	12.42%	23.54%	2.76%	NA	3.47%
Lipper Global Multi-Cap Core Funds Index[2]	21.38%	31.03%	3.43%	NA	4.03%
Growth Allocation Composite[3]	17.70%	21.34%	1.63%	NA	1.63%
S&P 500 Stock Index[4]	22.59%	26.46%	0.42%	-0.95%	0.42%
Nuveen Moderate Allocation Fund
A Shares at NAV	17.48%	29.54%	4.22%	3.99%	6.45%
A Shares at Offer	10.74%	22.07%	2.99%	3.38%	5.98%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[5]	16.13%	24.65%	2.33%	3.16%	5.79%
Moderate Allocation Composite[6]	14.10%	17.47%	2.57%	2.31%	6.36%
S&P 500 Stock Index[4]	22.59%	26.46%	0.42%	-0.95%	5.78%
Nuveen Conservative Allocation Fund
A Shares at NAV	13.44%	22.33%	3.57%	2.96%	4.91%
A Shares at Offer	6.94%	15.26%	2.35%	2.35%	4.45%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[7]	12.35%	20.04%	3.75%	3.79%	5.56%
Conservative Allocation Composite[8]	10.58%	13.55%	3.42%	3.68%	6.43%
S&P 500 Stock Index[4]	22.59%	26.46%	0.42%	-0.95%	5.78%

Effective July 7, 2008, for the Nuveen Conservative Allocation Fund and August 1, 2008 for the Nuveen Growth Allocation Fund and the Nuveen Moderate Allocation Fund, the Funds made slight changes to their investment objectives, made significant changes to their investment strategies including the adoption of their current fund-of-funds structure, and changed their sub-advisers. Therefore, the Funds’ performances shown for periods prior to July 7, 2008 and August 1, 2008, respectively, are not indicative of the performance that the Funds, as currently managed, would have generated.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Each Fund’s return reflects a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see p. 24 of this report for more information. In addition, each Fund’s return also may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Growth Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
NAV	$20.65	$20.39	$20.41	$20.75	$20.67
Latest Ordinary Income Distribution[1]	$0.4521	$0.3131	$0.3134	$0.4090	$0.4976
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	31.06%	23.54%
5-Year	3.99%	2.76%
Since Inception	4.68%	3.47%

B Shares	w/o CDSC	w/CDSC
1-Year	30.12%	26.12%
5-Year	3.21%	3.03%
Since Inception	3.91%	3.74%

C Shares	NAV
1-Year	30.16%
5-Year	3.22%
Since Inception	3.93%

R3 Shares	NAV
1-Year	30.76%
5-Year	3.72%
Since Inception	4.43%

I Shares	NAV
1-Year	31.46%
5-Year	4.26%
Since Inception	4.96%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$10,408
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.05%	1.29%	10/31/09
Class B	3.89%	2.04%	10/31/09
Class C	3.83%	2.04%	10/31/09
Class R3	3.66%	1.54%	10/31/09
Class I	2.90%	1.04%	10/31/09

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. These expense ratios will vary from the expense ratios included in the Financial Highlights of this report, as they reflect expenses incurred over different time periods and exclude the expenses of the Underlying Funds.

1	Paid December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	7

Fund Spotlight as of 12/31/09 Nuveen Growth Allocation Fund

Holding	% of Portfolio[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	3.9%
Nuveen Santa Barbara Growth Fund (Class I)	1.4%
Nuveen Symphony Large-Cap Growth Fund (Class I)	5.4%
Nuveen Tradewinds Global Resources Fund (Class I)	6.0%
Nuveen Tradewinds International Value Fund (Class I)	11.3%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.2%
Nuveen U.S. Equity Completeness Fund	7.0%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.4%
Total Affiliated Equity Funds	40.6%

iShares Dow Jones U.S. Real Estate Index Fund	3.1%
iShares MSCI EAFE Growth Index Fund	11.5%
iShares MSCI Emerging Markets Index Fund	15.2%
Total Non-Affiliated Equity Funds	29.8%
Total Equity Funds	70.4%

Nuveen High Yield Bond Fund (Class I)	14.2%
Nuveen Multi-Strategy Income Fund (Class I)	5.9%
Nuveen Short Duration Bond Fund (Class I)	1.5%
Total Affiliated Fixed Income Funds	21.6%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	6.0%
Total Non-Affiliated Fixed Income Funds	6.0%
Total Fixed Income Funds	27.6%
Total Short-Term Investments	2.0%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 12/31/09
Nuveen NWQ Large-Cap Value Fund (Class I)	27.96%
Nuveen Santa Barbara Growth Fund (Class I)	20.27%
Nuveen Symphony Large-Cap Growth Fund (Class I)	39.94%
Nuveen Tradewinds Global Resources Fund (Class I)	64.08%
Nuveen Tradewinds International Value Fund (Class I)	20.15%
Nuveen Tradewinds Value Opportunities Fund (Class I)	51.14%
Nuveen U.S. Equity Completeness Fund	22.55%
Nuveen Winslow Large-Cap Growth Fund (Class I)	31.30%	*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	30.81%
iShares MSCI EAFE Growth Index Fund	29.36%
iShares MSCI Emerging Markets Index Fund	78.51%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	41.43%
Nuveen Multi-Strategy Income Fund (Class I)	12.57%
Nuveen Short Duration Bond Fund (Class I)	8.72%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	11.41%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

*	Since inception cumulative return for the period May 15, 2009 (commencement of operations) through December 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,192.80	$1,188.40	$1,188.20	$1,191.30	$1,194.50	$1,021.93	$1,018.15	$1,018.15	$1,020.67	$1,023.19
Expenses Incurred During Period	$3.59	$7.72	$7.72	$4.97	$2.21	$3.31	$7.12	$7.12	$4.58	$2.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.40%, 1.40%, 0.90% and 0.40% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Moderate Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
NAV	$21.63	$21.70	$21.73	$21.66	$21.60
Latest Ordinary Income Distribution[1]	$0.5761	$0.4336	$0.4342	$0.5288	$0.6235
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96
Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	29.54%	22.07%
5-Year	4.22%	2.99%
10-Year	3.99%	3.38%

B Shares	w/o CDSC	w/CDSC
1-Year	28.53%	24.53%
5-Year	3.43%	3.29%
10-Year	3.37%	3.37%

C Shares	NAV
1-Year	28.55%
5-Year	3.44%
10-Year	3.22%

R3 Shares	NAV
1-Year	29.22%
5-Year	3.95%
10-Year	3.73%

I Shares	NAV
1-Year	29.87%
5-Year	4.48%
10-Year	4.25%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$45,352
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.82%	1.14%	10/31/09
Class B	2.55%	1.89%	10/31/09
Class C	2.56%	1.89%	10/31/09
Class R3	2.17%	1.39%	10/31/09
Class I	1.56%	0.89%	10/31/09

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. These expense ratios will vary from the expense ratios included in the Financial Highlights of this report, as they reflect expenses incurred over different time periods and exclude the expenses of the Underlying Funds.

1	Paid December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	9

Fund Spotlight as of 12/31/09 Nuveen Moderate Allocation Fund

Holding	% of Portfolio[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	3.5%
Nuveen Santa Barbara Growth Fund (Class I)	1.2%
Nuveen Symphony Large-Cap Growth Fund (Class I)	4.8%
Nuveen Tradewinds Global Resources Fund (Class I)	5.0%
Nuveen Tradewinds International Value Fund (Class I)	9.0%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.9%
Nuveen U.S. Equity Completeness Fund	6.1%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.1%
Total Affiliated Equity Funds	34.6%

iShares Dow Jones U.S. Real Estate Index Fund	3.2%
iShares MSCI EAFE Growth Index Fund	9.0%
iShares MSCI Emerging Markets Index Fund	11.3%
Total Non-Affiliated Equity Funds	23.5%
Total Equity Funds	58.1%

Nuveen High Yield Bond Fund (Class I)	14.9%
Nuveen Multi-Strategy Income Fund (Class I)	9.9%
Nuveen Short Duration Bond Fund (Class I)	5.4%
Total Affiliated Fixed Income Funds	30.2%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	8.9%
Total Non-Affiliated Fixed Income Funds	8.9%
Total Fixed Income Funds	39.1%
Total Short-Term Investments	2.8%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 12/31/09
Nuveen NWQ Large-Cap Value Fund (Class I)	27.96%
Nuveen Santa Barbara Growth Fund (Class I)	20.27%
Nuveen Symphony Large-Cap Growth Fund (Class I)	39.94%
Nuveen Tradewinds Global Resources Fund (Class I)	64.08%
Nuveen Tradewinds International Value Fund (Class I)	20.15%
Nuveen Tradewinds Value Opportunities Fund (Class I)	51.14%
Nuveen U.S. Equity Completeness Fund	22.55%
Nuveen Winslow Large-Cap Growth Fund (Class I)	31.30%	*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	30.81%
iShares MSCI EAFE Growth Index Fund	29.36%
iShares MSCI Emerging Markets Index Fund	78.51%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	41.43%
Nuveen Multi-Strategy Income Fund (Class I)	12.57%
Nuveen Short Duration Bond Fund (Class I)	8.72%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	11.41%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

*	Since inception cumulative return for the period May 15, 2009 (commencement of operations) through December 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,174.80	$1,170.40	$1,170.10	$1,173.30	$1,176.30	$1,022.48	$1,018.70	$1,018.70	$1,021.22	$1,023.74
Expenses Incurred During Period	$2.96	$7.06	$7.06	$4.33	$1.59	$2.75	$6.56	$6.56	$4.02	$1.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.54%, 1.29%, 1.29%, 0.79% and 0.29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Conservative Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NBMSX	NMNBX	NBMCX	NALTX	NMNRX
NAV	$22.17	$23.86	$23.83	$21.61	$21.54
Latest Ordinary Income Distribution[1]	$0.7932	$0.6874	$0.6865	$0.7229	$0.8211
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	22.33%	15.26%
5-Year	3.57%	2.35%
10-Year	2.96%	2.35%

B Shares	w/o CDSC	w/CDSC
1-Year	21.45%	17.45%
5-Year	2.80%	2.62%
10-Year	2.35%	2.35%

C Shares	NAV
1-Year	21.42%
5-Year	2.80%
10-Year	2.19%

R3 Shares	NAV
1-Year	22.02%
5-Year	3.32%
10-Year	2.71%

I Shares	NAV
1-Year	22.65%
5-Year	3.83%
10-Year	3.22%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$47,223
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.62%	1.21%	10/31/09
Class B	2.35%	1.96%	10/31/09
Class C	2.39%	1.96%	10/31/09
Class R3	1.94%	1.46%	10/31/09
Class I	1.33%	0.96%	10/31/09

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. These expense ratios will vary from the expense ratios included in the Financial Highlights of this report, as they reflect expenses incurred over different time periods and exclude the expenses of the Underlying Funds.

1	Paid December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	11

Fund Spotlight as of 12/31/09 Nuveen Conservative Allocation Fund

Holding	% of Portfolio[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	2.4%
Nuveen Santa Barbara Growth Fund (Class I)	0.9%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.3%
Nuveen Tradewinds Global Resources Fund (Class I)	5.0%
Nuveen Tradewinds International Value Fund (Class I)	5.0%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.0%
Nuveen U.S. Equity Completeness Fund	4.3%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.4%
Total Affiliated Equity Funds	24.3%

iShares Dow Jones U.S. Real Estate Index Fund	3.1%
iShares MSCI EAFE Growth Index Fund	5.0%
iShares MSCI Emerging Markets Index Fund	6.1%
Total Non-Affiliated Equity Funds	14.2%
Total Equity Funds	38.5%

Nuveen High Yield Bond Fund (Class I)	10.2%
Nuveen Multi-Strategy Income Fund (Class I)	20.0%
Nuveen Short Duration Bond Fund (Class I)	19.6%
Total Affiliated Fixed Income Funds	49.8%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	10.1%
Total Non-Affiliated Fixed Income Funds	10.1%
Total Fixed Income Funds	59.9%
Total Short-Term Investments	1.6%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 12/31/09
Nuveen NWQ Large-Cap Value Fund (Class I)	27.96%
Nuveen Santa Barbara Growth Fund (Class I)	20.27%
Nuveen Symphony Large-Cap Growth Fund (Class I)	39.94%
Nuveen Tradewinds Global Resources Fund (Class I)	64.08%
Nuveen Tradewinds International Value Fund (Class I)	20.15%
Nuveen Tradewinds Value Opportunities Fund (Class I)	51.14%
Nuveen U.S. Equity Completeness Fund	22.55%
Nuveen Winslow Large-Cap Growth Fund (Class I)	31.30%	*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	30.81%
iShares MSCI EAFE Growth Index Fund	29.36%
iShares MSCI Emerging Markets Index Fund	78.51%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	41.43%
Nuveen Multi-Strategy Income Fund (Class I)	12.57%
Nuveen Short Duration Bond Fund (Class I)	8.72%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	11.41%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

*	Since inception cumulative return for the period May 15, 2009 (commencement of operations) through December 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,134.40	$1,130.10	$1,130.20	$1,133.00	$1,135.50	$1,022.08	$1,018.30	$1,018.30	$1,020.82	$1,023.34
Expenses Incurred During Period	$3.34	$7.36	$7.36	$4.68	$1.99	$3.16	$6.97	$6.97	$4.43	$1.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Growth Allocation Fund

December 31, 2009

Shares	Description (1)			Value

	EQUITY FUNDS – 70.9%

	Affiliated Equity Funds – 40.9%

26,470	Nuveen NWQ Large-Cap Value Fund (Class I)			$411,602

8,430	Nuveen Santa Barbara Growth Fund (Class I)			146,422

29,725	Nuveen Symphony Large-Cap Growth Fund (Class I)			569,238

30,193	Nuveen Tradewinds Global Resources Fund (Class I)			628,012

51,055	Nuveen Tradewinds International Value Fund (Class I)			1,189,576

11,405	Nuveen Tradewinds Value Opportunities Fund (Class I)			339,406

43,371	Nuveen U.S. Equity Completeness Fund			729,062

9,436	Nuveen Winslow Large-Cap Growth Fund (Class I)			246,183
	Total Affiliated Equity Funds (cost $4,582,911)			4,259,501
	Non-Affiliated Equity Funds – 30.0%

7,115	iShares Dow Jones U.S. Real Estate Index Fund			326,721

21,945	iShares MSCI EAFE Growth Index Fund			1,209,608

38,270	iShares MSCI Emerging Markets Index Fund			1,588,205
	Total Non-Affiliated Equity Funds (cost $2,815,862)			3,124,534
	Total Equity Funds (cost $7,398,773)			7,384,035
	FIXED INCOME FUNDS – 27.9%

	Affiliated Fixed Income Funds – 21.8%

88,563	Nuveen High Yield Bond Fund (Class I)			1,483,432

30,596	Nuveen Multi-Strategy Income Fund (Class I) (2)			623,236

7,977	Nuveen Short Duration Bond Fund (Class I)			157,301
	Total Affiliated Fixed Income Funds (cost $2,030,130)			2,263,969
	Non-Affiliated Fixed Income Funds – 6.1%

6,050	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			628,595
	Total Non-Affiliated Fixed Income Funds (cost $627,617)			628,595
	Total Fixed Income Funds (cost $2,657,747)			2,892,564

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.0%

$210	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $209,687, collateralized by $215,000 U.S. Treasury Notes, 2.625%, due 12/31/14, value $214,731	0.000%	1/04/10	$209,687
	Total Short-Term Investments (cost $209,687)			209,687
	Total Investments (cost $10,266,207) – 100.8%			10,486,286
	Other Assets Less Liabilities – (0.8)%			(78,455)
	Net Assets – 100%			$10,407,831

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Subsequent to the reporting period, the fund was renamed Nuveen Multi-Strategy Core Bond Fund.

See accompanying notes to financial statements.

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Moderate Allocation Fund

December 31, 2009

Shares	Description (1)			Value

	EQUITY FUNDS – 57.9%

	Affiliated Equity Funds – 34.5%

101,470	Nuveen NWQ Large-Cap Value Fund (Class I)			$1,577,859

32,275	Nuveen Santa Barbara Growth Fund (Class I)			560,619

113,508	Nuveen Symphony Large-Cap Growth Fund (Class I)			2,173,673

108,827	Nuveen Tradewinds Global Resources Fund (Class I)			2,263,597

174,265	Nuveen Tradewinds International Value Fund (Class I)			4,060,377

43,671	Nuveen Tradewinds Value Opportunities Fund (Class I)			1,299,657

165,938	Nuveen U.S. Equity Completeness Fund			2,789,418

36,164	Nuveen Winslow Large-Cap Growth Fund (Class I)			943,526
	Total Affiliated Equity Funds (cost $16,227,501)			15,668,726
	Non-Affiliated Equity Funds – 23.4%

31,200	iShares Dow Jones U.S. Real Estate Index Fund			1,432,704

73,995	iShares MSCI EAFE Growth Index Fund			4,078,604

123,055	iShares MSCI Emerging Markets Index Fund			5,106,783
	Total Non-Affiliated Equity Funds (cost $8,549,836)			10,618,091
	Total Equity Funds (cost $24,777,337)			26,286,817
	FIXED INCOME FUNDS – 39.0%

	Affiliated Fixed Income Funds – 30.1%

402,482	Nuveen High Yield Bond Fund (Class I)			6,741,569

219,725	Nuveen Multi-Strategy Income Fund (Class I) (2)			4,475,793

122,457	Nuveen Short Duration Bond Fund (Class I)			2,414,856
	Total Affiliated Fixed Income Funds (cost $12,387,108)			13,632,218
	Non-Affiliated Fixed Income Funds – 8.9%

38,815	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			4,032,879
	Total Non-Affiliated Fixed Income Funds (cost $4,057,662)			4,032,879
	Total Fixed Income Funds (cost $16,444,770)			17,665,097

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.8%

$1,256	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $1,255,848, collateralized by $1,285,000 U.S. Treasury Notes, 2.625%, due 12/31/14, value $1,283,394	0.000%	1/04/10	$1,255,848
	Total Short-Term Investments (cost $1,255,848)			1,255,848
	Total Investments (cost $42,477,955) – 99.7%			45,207,762
	Other Assets Less Liabilities – 0.3%			144,042
	Net Assets – 100%			$45,351,804

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Subsequent to the reporting period, the fund was renamed Nuveen Multi-Strategy Core Bond Fund.

See accompanying notes to financial statements.

14	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Conservative Allocation Fund

December 31, 2009

Shares	Description (1)			Value

	EQUITY FUNDS – 38.5%

	Affiliated Equity Funds – 24.2%

73,557	Nuveen NWQ Large-Cap Value Fund (Class I)			$1,143,814

23,276	Nuveen Santa Barbara Growth Fund (Class I)			404,301

81,801	Nuveen Symphony Large-Cap Growth Fund (Class I)			1,566,489

113,927	Nuveen Tradewinds Global Resources Fund (Class I)			2,369,683

100,542	Nuveen Tradewinds International Value Fund (Class I)			2,342,621

31,469	Nuveen Tradewinds Value Opportunities Fund (Class I)			936,513

119,678	Nuveen U.S. Equity Completeness Fund			2,011,781

26,047	Nuveen Winslow Large-Cap Growth Fund (Class I)			679,566
	Total Affiliated Equity Funds (cost $11,449,613)			11,454,768
	Non-Affiliated Equity Funds – 14.3%

32,365	iShares Dow Jones U.S. Real Estate Index Fund			1,486,201

43,210	iShares MSCI EAFE Growth Index Fund			2,381,735

69,260	iShares MSCI Emerging Markets Index Fund			2,874,290
	Total Non-Affiliated Equity Funds (cost $5,863,550)			6,742,226
	Total Equity Funds (cost $17,313,163)			18,196,994
	FIXED INCOME FUNDS – 59.8%

	Affiliated Fixed Income Funds – 49.7%

286,697	Nuveen High Yield Bond Fund (Class I)			4,802,176

462,862	Nuveen Multi-Strategy Income Fund (Class I) (2)			9,428,501

469,237	Nuveen Short Duration Bond Fund (Class I)			9,253,348
	Total Affiliated Fixed Income Funds (cost $22,174,654)			23,484,025
	Non-Affiliated Fixed Income Funds – 10.1%

45,730	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			4,751,347
	Total Non-Affiliated Fixed Income Funds (cost $4,881,150)			4,751,347
	Total Fixed Income Funds (cost $27,055,804)			28,235,372

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%

$757	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $756,708, collateralized by $775,000 U.S. Treasury Notes, 2.625%, due 12/31/14, value $774,031	0.000%	1/04/10	$756,708
	Total Short-Term Investments (cost $756,708)			756,708
	Total Investments (cost $45,125,675) – 99.9%			47,189,074
	Other Assets Less Liabilities – 0.1%			34,190
	Net Assets – 100%			$47,223,264

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Subsequent to the reporting period, the fund was renamed Nuveen Multi-Strategy Core Bond Fund.

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Assets and Liabilities (Unaudited)

December 31, 2009

	Growth Allocation	Moderate Allocation	Conservative Allocation
Assets
Affiliated investments, at value (cost $6,613,041, $28,614,609 and $33,624,267, respectively)	$6,523,470	$29,300,944	$34,938,793
Non-affiliated investments, at value (cost $3,653,166, $13,863,346 and $11,501,408, respectively)	3,962,816	15,906,818	12,250,281
Receivables:
Dividends	1,912	10,750	11,755
From Adviser	6,575	6,762	4,389
Reclaims	978	6,058	5,489
Shares sold	24,941	274,980	149,965
Other assets	8	17,817	26,158
Total assets	10,520,700	45,524,129	47,386,830
Liabilities
Payable for shares redeemed	66,231	78,189	61,484
Accrued expenses:
12b-1 distribution and service fees	4,159	12,749	15,975
Other	42,479	81,387	86,107
Total liabilities	112,869	172,325	163,566
Net assets	$10,407,831	$45,351,804	$47,223,264
Class A Shares
Net assets	$1,925,769	$25,778,925	$37,222,639
Shares outstanding	93,245	1,191,948	1,679,015
Net asset value per share	$20.65	$21.63	$22.17
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.91	$22.95	$23.52
Class B Shares
Net assets	$441,799	$2,824,956	$1,466,799
Shares outstanding	21,667	130,182	61,481
Net asset value and offering price per share	$20.39	$21.70	$23.86
Class C Shares
Net assets	$3,875,990	$5,732,121	$7,851,360
Shares outstanding	189,905	263,805	329,492
Net asset value and offering price per share	$20.41	$21.73	$23.83
Class R3 Shares
Net assets	$137,382	$146,346	$146,268
Shares outstanding	6,619	6,757	6,769
Net asset value and offering price per share	$20.75	$21.66	$21.61
Class I Shares
Net assets	$4,026,891	$10,869,456	$536,198
Shares outstanding	194,855	503,180	24,889
Net asset value and offering price per share	$20.67	$21.60	$21.54
Net Assets Consist of:
Capital paid-in	$12,385,267	$47,107,166	$49,729,952
Undistributed (Over-distribution of) net investment income	111,681	151,131	764,714
Accumulated net realized gain (loss) from investments	(2,309,096)	(4,636,300)	(5,334,801)
Net unrealized appreciation (depreciation) of investments	219,979	2,729,807	2,063,399
Net assets	$10,407,831	$45,351,804	$47,223,264

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2009

	Growth Allocation	Moderate Allocation	Conservative Allocation
Investment Income
Dividends from affiliated investments	$112,875	$555,099	$757,734
Dividends from non-affiliated investments and interest	41,607	182,235	185,110
Total investment income	154,482	737,334	942,844
Expenses
Management fees	7,257	30,591	35,289
12b-1 service fees – Class A	2,475	30,761	46,669
12b-1 distribution and service fees – Class B	2,286	15,380	8,177
12b-1 distribution and service fees – Class C	18,830	25,960	37,093
12b-1 distribution and service fees – Class R3	332	357	365
Shareholders’ servicing agent fees and expenses	9,949	29,288	25,069
Custodian’s fees and expenses	1,819	4,632	9,072
Trustees’ fees and expenses	41	155	142
Professional fees	10,353	10,263	20,581
Shareholders’ reports – printing and mailing expenses	7,672	21,338	18,614
Federal and state registration fees	26,396	24,408	24,151
Other expenses	459	1,215	1,404
Total expenses before expense reimbursement	87,869	194,348	226,626
Expense reimbursement	(44,591)	(62,748)	(47,403)
Net expenses	43,278	131,600	179,223
Net investment income	111,204	605,734	763,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(56,019)	(159,516)	(358,070)
Non-affiliated investments	(49,989)	(192,599)	(266,776)
Total net realized gain (loss)	(106,008)	(352,115)	(624,846)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	915,475	3,533,861	3,545,468
Non-affiliated investments	714,227	2,468,647	2,102,550
Total change in net unrealized appreciation (depreciation)	1,629,702	6,002,508	5,648,018
Net realized and unrealized gain (loss)	1,523,694	5,650,393	5,023,172
Net increase (decrease) in net assets from operations	$1,634,898	$6,256,127	$5,786,793

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Changes in Net Assets (Unaudited)

	Growth Allocation (1)
	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income	$111,204	$264,049
Total net realized gain (loss)	(106,008)	(2,207,748)
Total change in net unrealized appreciation (depreciation)	1,629,702	(978,231)
Net increase (decrease) in net assets from operations	1,634,898	(2,921,930)
Distributions to Shareholders
From net investment income:
Class A	(41,424)	(6,103)
Class B	(6,798)	—
Class C	(58,777)	—
Class R3	(2,707)	(9)
Class I	(95,767)	(20,152)
From accumulated net realized gains:
Class A	—	(115,060)
Class B	—	(26,345)
Class C	—	(245,868)
Class R3	—	(7,527)
Class I	—	(199,754)
Decrease in net assets from distributions to shareholders	(205,473)	(620,818)
Fund Share Transactions
Proceeds from sale of shares	1,361,868	1,315,813
Proceeds from shares issued to shareholders due to reinvestment of distributions	124,234	387,345
	1,486,102	1,703,158
Cost of shares redeemed	(1,145,882)	(4,019,656)
Net increase (decrease) in net assets from Fund share transactions	340,220	(2,316,498)
Net increase (decrease) in net assets	1,769,645	(5,859,246)
Net assets at the beginning of period	8,638,186	14,497,432
Net assets at the end of period	$10,407,831	$8,638,186
Undistributed (Over-distribution of) net investment income at the end of period	$111,681	$205,950

18	Nuveen Investments

	Moderate Allocation (2)		Conservative Allocation (3)
	Six Months Ended 12/31/09	Year Ended 6/30/09	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income	$605,734	$1,355,811	$763,621	$2,015,879
Total net realized gain (loss)	(352,115)	(3,791,560)	(624,846)	(4,503,189)
Total change in net unrealized appreciation (depreciation)	6,002,508	(4,115,576)	5,648,018	(2,986,071)
Net increase (decrease) in net assets from operations	6,256,127	(6,551,325)	5,786,793	(5,473,381)
Distributions to Shareholders
From net investment income:
Class A	(672,528)	(416,933)	(1,297,304)	(698,165)
Class B	(55,690)	(38,487)	(41,526)	(25,577)
Class C	(112,259)	(53,396)	(221,070)	(66,243)
Class R3	(3,573)	(2,011)	(4,893)	(1,799)
Class I	(307,372)	(164,574)	(19,969)	(11,104)
From accumulated net realized gains:
Class A	—	(543,190)	—	(897,527)
Class B	—	(89,182)	—	(57,601)
Class C	—	(123,859)	—	(152,912)
Class R3	—	(3,117)	—	(3,253)
Class I	—	(187,599)	—	(13,800)
Decrease in net assets from distributions to shareholders	(1,151,422)	(1,622,348)	(1,584,762)	(1,927,981)
Fund Share Transactions
Proceeds from sale of shares	9,540,081	3,611,691	1,764,647	4,028,251
Proceeds from shares issued to shareholders due to reinvestment of distributions	821,754	1,247,934	1,184,288	1,411,246
	10,361,835	4,859,625	2,948,935	5,439,497
Cost of shares redeemed	(5,452,141)	(13,423,543)	(4,159,217)	(19,625,123)
Net increase (decrease) in net assets from Fund share transactions	4,909,694	(8,563,918)	(1,210,282)	(14,185,626)
Net increase (decrease) in net assets	10,014,399	(16,737,591)	2,991,749	(21,586,988)
Net assets at the beginning of period	35,337,405	52,074,996	44,231,515	65,818,503
Net assets at the end of period	$45,351,804	$35,337,405	$47,223,264	$44,231,515
Undistributed (Over-distribution of) net investment income at the end of period	$151,131	$696,819	$764,714	$1,585,855

   (1) Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.

   (2) Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.

   (3) Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Growth Allocation Fund (“Growth Allocation”), Nuveen Moderate Allocation Fund (“Moderate Allocation”) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Each Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). Each Fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund will have a strategic allocation between equity and fixed income investments that correlates with each Fund’s risk profile. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds. NIS will adjust portfolio allocations from time to time consistent with each Fund’s risk profile in its effort to produce performance consistent with its investment objective. Each Fund primarily invests in Underlying Funds within the Nuveen family of funds.

Growth Allocation’s investment objective is to provide attractive long-term total return. The Fund pursues this objective with a growth risk profile.

Moderate Allocation’s investment objective is to provide attractive long-term total return with a moderate risk profile.

Conservative Allocation’s investment objective is to provide attractive long-term total return with a conservative risk profile.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Investments in the Underlying Funds within each Fund’s investment portfolio are valued at their respective net asset value as reported by the Underlying Funds. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

20	Nuveen Investments

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2009:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds	$6,654,973	$729,062	$—	$7,384,035
Fixed Income Funds	2,892,564	—	—	2,892,564
Short-Term Investments	209,687	—	—	209,687
Total	$9,757,224	$729,062	$—	$10,486,286
Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds	$23,497,399	$2,789,418	$—	$26,286,817
Fixed Income Funds	17,665,097	—	—	17,665,097
Short-Term Investments	1,255,848	—	—	1,255,848
Total	$42,418,344	$2,789,418	$—	$45,207,762

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds	$16,185,213	$2,011,781	$—	$18,196,994
Fixed Income Funds	28,235,372	—	—	28,235,372
Short-Term Investments	756,708	—	—	756,708
Total	$45,177,293	$2,011,781	$—	$47,189,074

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,661	$197,583	22,684	$381,631
Class A – automatic conversion of Class B Shares	961	18,711	2,327	52,210
Class B	27	543	1,035	18,994
Class C	8,718	171,524	23,026	376,709
Class R3	—	—	6,619	149,998
Class I	47,121	973,507	18,761	336,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,616	33,497	6,667	100,070
Class B	286	5,851	1,542	22,743
Class C	1,954	40,044	11,463	169,194
Class R3	—	—	—	—
Class I	2,161	44,842	6,314	95,338
	72,505	1,486,102	100,438	1,703,158
Shares redeemed:
Class A	(27,639)	(551,830)	(68,059)	(1,241,023)
Class B	(2,606)	(52,488)	(2,995)	(54,166)
Class B – automatic conversion to Class A Shares	(977)	(18,711)	(2,353)	(52,210)
Class C	(13,695)	(271,453)	(99,980)	(1,749,840)
Class R3	—	—	—	—
Class I	(12,444)	(251,400)	(53,072)	(922,417)
	(57,361)	(1,145,882)	(226,459)	(4,019,656)
Net increase (decrease)	15,144	$340,220	(126,021)	$(2,316,498)

	Moderate Allocation
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	216,621	$4,562,037	102,436	$1,834,279
Class A – automatic conversion of Class B Shares	16,092	336,923	29,602	582,726
Class B	2,447	51,997	13,050	243,195
Class C	36,280	785,276	19,715	372,822
Class R3	—	—	6,757	150,000
Class I	173,936	3,803,848	23,941	428,669
Shares issued to shareholders due to reinvestment of distributions:
Class A	24,845	539,393	44,517	738,267
Class B	1,900	41,374	5,358	88,276
Class C	2,155	47,003	4,762	78,400
Class R3	—	—	—	—
Class I	8,948	193,984	20,652	342,991
	483,224	10,361,835	270,790	4,859,625
Shares redeemed:
Class A	(183,897)	(3,926,674)	(383,365)	(6,991,944)
Class B	(19,540)	(414,487)	(75,050)	(1,375,894)
Class B – automatic conversion to Class A Shares	(16,107)	(336,923)	(29,582)	(582,726)
Class C	(22,015)	(458,999)	(101,891)	(1,868,363)
Class R3	—	—	—	—
Class I	(14,966)	(315,058)	(141,726)	(2,604,616)
	(256,525)	(5,452,141)	(731,614)	(13,423,543)
Net increase (decrease)	226,699	$4,909,694	(460,824)	$(8,563,918)

22	Nuveen Investments

	Conservative Allocation
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,144	$700,977	79,504	$1,516,830
Class A – automatic conversion of Class B Shares	9,516	206,986	42,217	823,945
Class B	3,143	74,478	14,022	303,204
Class C	29,943	703,836	59,012	1,193,915
Class R3	—	—	6,769	149,999
Class I	3,724	78,370	2,168	40,358
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,904	976,421	65,040	1,198,430
Class B	1,297	31,032	2,454	48,167
Class C	6,737	161,004	7,544	147,431
Class R3	—	—	—	—
Class I	733	15,831	960	17,218
	131,141	2,948,935	279,690	5,439,497
Shares redeemed:
Class A	(147,891)	(3,236,364)	(756,055)	(15,105,375)
Class B	(13,737)	(322,037)	(39,958)	(853,943)
Class B – automatic conversion to Class A Shares	(8,885)	(206,986)	(39,336)	(823,945)
Class C	(13,716)	(320,003)	(95,838)	(1,982,801)
Class R3	—	—	—	—
Class I	(3,515)	(73,827)	(40,361)	(859,059)
	(187,744)	(4,159,217)	(971,548)	(19,625,123)
Net increase (decrease)	(56,603)	$(1,210,282)	(691,858)	$(14,185,626)

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended December 31, 2009, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$658,000	$3,700,000	$1,541,000
Non-affiliated investments	414,111	2,019,063	574,695

Sales and maturities:
Affiliated investments	292,000	790,000	2,482,000
Non-affiliated investments	316,096	785,474	1,388,299

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2009, the cost of investments was as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$10,379,766	$43,452,239	$45,273,255

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Gross unrealized:
Appreciation	$894,535	$4,066,538	$3,555,968
Depreciation	(788,015)	(2,311,015)	(1,640,149)
Net unrealized appreciation (depreciation) of investments	$106,520	$1,755,523	$1,915,819

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Funds’ last tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$205,950	$696,816	$1,585,858
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income	$—	$—	$218,845
Distributions from net ordinary income*	194,562	990,267	700,213
Distributions from net long-term capital gains	426,256	946,947	1,126,739
*	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

At June 30, 2009, the Funds’ last tax year end, the Funds’ had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2017	$993,554	$165,573	$1,329,027

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Post-October capital losses	$1,095,975	$3,144,326	$3,233,346

6. Management Fees and Other Transactions with Affiliates

The management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NIS under which NIS manages the investment portfolios of the Funds. NIS is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Growth Allocation	.40%	October 31, 2011	.84%
Moderate Allocation	.29	October 31, 2011	N/A
Conservative Allocation	.37	October 31, 2011	N/A

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

24	Nuveen Investments

During the six months ended December 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected	$354	$22,535	$16,326
Paid to financial intermediaries	307	20,389	14,349

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances	$527	$10,844	$3,502

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained	$2,513	$13,475	$10,361

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2009, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained	$1,207	$1,323	$2,133

7. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	25

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010(h)	$17.69	$.24	$3.17	$3.41	$(.45)	$—	$(.45)	$20.65	19.28%
2009	23.58	.49	(5.18)	(4.69)	(.06)	(1.14)	(1.20)	17.69	(19.00)
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81
2005(e)	20.00	.10	.61	.71	—	—	—	20.71	3.55
Class B (12/04)
2010(h)	17.42	.16	3.12	3.28	(.31)	—	(.31)	20.39	18.84
2009	23.34	.41	(5.19)	(4.78)	—	(1.14)	(1.14)	17.42	(19.61)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94
2005(e)	20.00	.01	.62	.63	—	—	—	20.63	3.15
Class C (12/04)
2010(h)	17.44	.17	3.11	3.28	(.31)	—	(.31)	20.41	18.82
2009	23.35	.41	(5.18)	(4.77)	—	(1.14)	(1.14)	17.44	(19.56)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99
2005(e)	20.00	.01	.62	.63	—	—	—	20.63	3.15
Class R3 (8/08)
2010(h)	17.76	.23	3.17	3.40	(.41)	—	(.41)	20.75	19.13
2009(g)	22.66	.53	(4.29)	(3.76)	— **	(1.14)	(1.14)	17.76	(15.68)
Class I (12/04)(f)
2010(h)	17.72	.30	3.15	3.45	(.50)	—	(.50)	20.67	19.45
2009	23.63	.61	(5.27)	(4.66)	(.11)	(1.14)	(1.25)	17.72	(18.77)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15
2005(e)	20.00	.13	.61	.74	—	—	—	20.74	3.70

26	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income (Loss)		Expenses(d)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,926	1.57	%*	1.47	%*	.65	%*	2.40	*	7%
1,922	2.52		1.01		.79%		2.74%		173
3,420	2.04		(.07)		1.69		.28		34
6,888	1.82		.52		1.68		.66		31
4,128	2.32		.43		1.69		1.06		21
3	2.87	*	(.41	)*	1.72	*	.74	*	6

442	2.32	*	.74	*	1.40	*	1.66	*	7
434	3.35		.52		1.52		2.34		173
647	2.79		(.79)		2.44		(.44)		34
752	2.54		(.19)		2.44		(.09)		31
298	3.12		(.47)		2.44		.21		21
3	3.62	*	(1.16	)*	2.47	*	(.01	)*	6

3,876	2.32	*	.81	*	1.40	*	1.73	*	7
3,364	3.30		.53		1.53		2.30		173
6,035	2.80		(.81)		2.45		(.46)		34
8,771	2.53		(.17)		2.44		(.07)		31
3,524	3.06		(.39)		2.44		.22		21
3	3.62	*	(1.16	)*	2.47	*	(.01	)*	6

137	1.82	*	1.33	*	.90	*	2.25	*	7
118	3.01	*	1.29	*	.90	*	3.39	*	173

4,027	1.32	*	2.04	*	.40	*	2.97	*	7
2,800	2.36		1.55		.52		3.39		173
4,396	1.76		.25		1.41		.60		34
4,868	1.58		.78		1.43		.93		31
3,261	2.09		.22		1.44		.88		21
2,066	2.59	*	(.13	)*	1.44	*	1.02	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Global Value Fund. Total return for the year ended
June 30, 2009, includes performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(h)	For the six months ended December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2010(g)	$18.90	$.32	$2.99	$3.31	$(.58)	$—	$(.58)	$21.63	17.48%
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 **
2005	24.56	.56	1.47	2.03	(.64)	—	(.64)	25.95	8.33
Class B (8/96)
2010(g)	18.91	.23	2.99	3.22	(.43)	—	(.43)	21.70	17.04
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 **
2005	24.56	.37	1.47	1.84	(.45)	—	(.45)	25.95	7.53
Class C (8/96)
2010(g)	18.94	.24	2.98	3.22	(.43)	—	(.43)	21.73	17.01
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 **
2005	24.58	.37	1.47	1.84	(.45)	—	(.45)	25.97	7.53
Class R3 (8/08)
2010(g)	18.91	.29	2.99	3.28	(.53)	—	(.53)	21.66	17.33
2009(f)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(e)
2010(g)	18.89	.39	2.94	3.33	(.62)	—	(.62)	21.60	17.63
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 **
2005	24.56	.62	1.47	2.09	(.70)	—	(.70)	25.95	8.60

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income		Expenses(d)		Net Invest- ment Income		Portfolio Turnover Rate

$25,779.85		%*	2.70	%*	.54	%*	3.00	%*	4%
21,136	1.29		2.97		.62		3.64		171
29,612	1.32		2.04		1.23		2.12		51
33,519	1.26		2.17		1.24		2.19		61
30,644	1.31		1.84		1.24		1.91		56
31,248	1.30		2.16		1.25		2.21		62

2,825	1.60	*	1.84	*	1.29	*	2.14	*	4
3,054	2.02		2.18		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		61
8,051	2.06		1.09		1.99		1.15		56
11,564	2.05		1.41		2.00		1.46		62

5,732	1.60	*	2.01	*	1.29	*	2.31	*	4
4,685	2.03		2.19		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		61
7,342	2.06		1.08		1.99		1.16		56
7,947	2.05		1.41		2.00		1.46		62

146	1.10	*	2.45	*	.79	*	2.75	*	4
128	1.57	*	2.84	*	.79	*	3.62	*	171

10,869.60		*	3.32	*	.29	*	3.64	*	4
6,334	1.02		3.19		.36		3.84		171
9,662	1.07		2.29		.98		2.38		51
10,690	1.01		2.42		.99		2.44		61
9,213	1.06		2.08		.99		2.15		56
10,753	1.05		2.41		1.00		2.46		62

*	Annualized.
**	During the year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and I, respectively.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total return for the year ended June 30, 2009, includes performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months end December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2010(g)	$20.24	$.37	$2.35	$2.72	$(.79)	$—	$(.79)	$22.17	13.44%
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52
2005	21.96	.62	1.10	1.72	(.67)	—	(.67)	23.01	7.91
Class B (8/96)
2010(g)	21.72	.30	2.53	2.83	(.69)	—	(.69)	23.86	13.01
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73
2005	22.99	.47	1.15	1.62	(.35)	—	(.35)	24.26	7.08
Class C (8/96)
2010(g)	21.69	.32	2.51	2.83	(.69)	—	(.69)	23.83	13.02
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70
2005	22.96	.48	1.15	1.63	(.35)	—	(.35)	24.24	7.13
Class R3 (8/08)
2010(g)	19.71	.34	2.28	2.62	(.72)	—	(.72)	21.61	13.30
2009(f)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(e)
2010(g)	19.69	.40	2.27	2.67	(.82)	—	(.82)	21.54	13.55
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79
2005	21.57	.68	1.07	1.75	(.76)	—	(.76)	22.56	8.17

30	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income		Expenses(d)		Net Invest- ment Income		Portfolio Turnover Rate

$37,223.82		%*	3.18	%*	.62	%*	3.38	%*	5%
35,247	1.04		3.88		.63		4.28		166
52,785	1.28		2.53		1.23		2.58		37
61,577	1.22		2.64		1.22		2.64		37
58,064	1.26		2.51		1.24		2.53		44
54,323	1.24		2.76		1.24		2.76		47

1,467	1.57	*	2.36	*	1.37	*	2.56	*	5
1,730	1.77		3.22		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		37
5,916	1.98		1.87		1.98		1.87		37
10,700	2.00		1.75		1.99		1.76		44
18,671	2.00		2.01		2.00		2.01		47

7,851	1.57	*	2.48	*	1.37	*	2.68	*	5
6,649	1.81		3.21		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		37
9,363	1.97		1.90		1.97		1.90		37
7,992	2.01		1.76		1.99		1.77		44
7,979	1.99		2.01		1.99		2.01		47

146	1.07	*	2.96	*	.87	*	3.17	*	5
133	1.35	*	3.59	*	.87	*	4.08	*	166

536.57		*	3.49	*	.37	*	3.69	*	5
472.76			4.09		.39		4.46		166
1,361	1.03		2.78		.98		2.83		37
1,525.97			2.90		.97		2.90		37
1,171	1.01		2.77		.99		2.79		44
761.99			3.06		.99		3.06		47

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total return for the
year ended June 30, 2009, includes performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	33

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-ALLO-1209P

Mutual Funds

Nuveen Equity Funds

Designed to provide capital appreciation and to enhance the risk/return profile of the domestic equity portion of the Nuveen Asset Allocation Funds.

Semi-Annual Report

December 31, 2009

Nuveen U.S. Equity Completeness Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board and Lead Independent Director

February 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen U.S. Equity Completeness Fund features management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. The Fund is co-managed by David Tierney, Ph.D., Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David, John and Rob about key investment strategies and performance of the Fund for the six-month period ended December 31, 2009.

How did the Fund perform during the six-months ended December 31, 2009?

The table on page four provides performance information for the Fund for the six-month, one-year and since inception periods ended December 31, 2009. The table also compares the Fund’s performance to a general market index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What is the Fund’s investment strategy?

The Nuveen U.S. Equity Completeness Fund is designed to serve as an investment for the Nuveen Asset Allocation Funds’ portfolios, helping them to offset or correct the style risk that may exist between those Funds’ U.S. equity benchmark and the benchmarks of the Funds’ underlying equity managers.

The proprietary, risk-controlled HydePark wealth creation model has been used to manage this Fund since its inception. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Fund’s holdings.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how HydePark selects stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (Russell 3000 Index) for possible inclusion in the Fund’s portfolio. The process will not consider a stock for possible inclusion if it is not contained in the benchmark portfolio.

2	Nuveen Investments

This process produces what HydePark believes is a well-diversified, efficient portfolio that attempts to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The Fund’s portfolio typically contains a large number of holdings, with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

How did this strategy influence performance?

The Nuveen U.S. Equity Completeness Fund underperformed the Russell 3000 Index during the reporting period.

We believe the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from the Fund’s relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark, based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero. However, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund sometimes will overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: the return attributable to the Fund’s sector weightings and the return attributable to the performance of individual stocks within each sector.

On average, during the period, the Fund was overweighted in consumer discretionary, health care, telecommunications, and utility stocks and underweighted in industrials, consumer staples, and information technology stocks. The largest single sector overweight was in utilities where the Fund was, on average, 1.1% overweight versus the index. The largest single underweight was, on average, information technology stocks where the Fund was 1.0% underweight versus the index. Overall, sector weightings were a small drag on the Fund’s relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was mildly negative for the Fund during this reporting period. Stock picks in financials were the biggest positive contributors, while stock picks in information technology were the biggest negative contributors.

Nuveen Investments	3

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class I Shares – Average Annual Total Returns

As of 12/31/09

	Cumulative 6-Month	Average Annual
		1-Year	Since Inception (7/1/2008)
Nuveen U.S. Equity Completeness Fund
I Shares	20.64%	22.55%	-9.75%
Russell 3000 Index[1]	23.17%	28.34%	-6.47%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class I Shares have no sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The Fund’s return reflects a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see p. 50 of this report for more information. In addition, the Fund’s return also may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Fund Spotlight as of 12/31/09Nuveen U.S. Equity Completeness Fund

Quick Facts

NAV	$16.81
Latest Ordinary Income Distribution[1]	$0.2513
Inception Date	7/01/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may only be purchased by the Nuveen Allocation Funds. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

NAV
1-Year	22.55%
Since Inception	-9.75%

Top Five Common Stock Holdings[2]
Exxon Mobil Corporation	3.2%
AT&T Inc.	2.0%
General Electric Company	1.4%
Chevron Corporation	1.4%
Pfizer Inc.	1.2%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$5,553
Number of Common Stocks	1,514

Expense Ratios
	Gross Expense Ratio	Net Expense Ratio	As of Date
	3.38%	0.80%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through October 31, 2011.

1	Paid December 31, 2009.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	5

Fund Spotlight as of 12/31/09 Nuveen U.S. Equity Completeness Fund

Industries[1]
Oil, Gas & Consumable Fuels	9.7%
Pharmaceuticals	4.7%
Diversified Telecommunication Services	4.1%
Media	3.4%
Software	3.1%
Computers & Peripherals	3.1%
Insurance	3.1%
Diversified Financial Services	3.0%
Semiconductors & Equipment	3.0%
Commercial Banks	2.9%
Electric Utilities	2.7%
Capital Markets	2.7%
Real Estate	2.7%
Specialty Retail	2.6%
Health Care Providers & Services	2.6%
Communications Equipment	2.2%
Aerospace & Defense	2.2%
Biotechnology	2.1%
Health Care Equipment & Supplies	2.0%
Machinery	2.0%
Multi-Utilities	1.9%
Food Products	1.8%
Chemicals	1.8%
Energy Equipment & Services	1.8%
Industrial Conglomerates	1.7%
Hotels, Restaurants & Leisure	1.5%
Internet Software & Services	1.5%
IT Services	1.4%
Short-Term Investments	2.8%
Other	19.9%
1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,206.40	$1,021.22
Expenses Incurred During Period	$4.39	$4.02

Expenses are equal to the Fund’s annualized net expense ratio of .79% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 2.2%

10	Alliant Techsystems Inc., (2)	$883

10	American Science & Engineering Inc.	758

40	BE Aerospace Inc., (2)	940

350	Boeing Company	18,946

30	Curtiss Wright Corporation	940

100	Digitalglobe Inc., (2)	2,420

10	Ducommon Inc.	187

80	Esterline Technologies Corporation, (2)	3,262

270	GenCorp Inc.	1,890

150	General Dynamics Corporation	10,226

100	GeoEye, Inc., (2)	2,788

20	Goodrich Corporation	1,285

320	Hexcel Corporation, (2)	4,154

150	Honeywell International Inc.	5,880

70	ITT Industries, Inc.	3,482

60	L-3 Communications Holdings, Inc.	5,217

50	Ladish Company, Inc., (2)	754

70	Lockheed Martin Corporation	5,275

230	Northrop Grumman Corporation	12,846

30	Precision Castparts Corporation	3,311

200	Raytheon Company	10,304

10	Rockwell Collins, Inc.	554

20	Spirit AeroSystems Holdings Inc., (2)	397

350	Taser International, Inc.	1,533

10	Teledyne Technologies Inc., (2)	384

310	United Technologies Corporation	21,517
	Total Aerospace & Defense	120,133
	Air Freight & Logistics – 0.4%

10	C.H. Robinson Worldwide, Inc.	587

10	Dynamex, Inc., (2)	181

130	FedEx Corporation	10,849

10	Forward Air Corporation	251

140	United Parcel Service, Inc., Class B	8,032

20	UTI Worldwide, Inc.	286
	Total Air Freight & Logistics	20,186
	Airlines – 0.3%

280	Alaska Air Group, Inc., (2)	9,677

90	Continental Airlines, inc., (2)	1,613

180	Republic Airways Holdings, Inc., (2)	1,330

180	Southwest Airlines Co.	2,057

250	UAL Corporation, (2)	3,228

20	US Airways Group Inc., (2)	97
	Total Airlines	18,002

Nuveen Investments	7

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Auto Components – 0.2%

60	BorgWarner Inc.	$1,993

170	Cooper Tire & Rubber	3,409

40	Fuel Systems Solutions, Inc.	1,650

40	Goodyear Tire & Rubber Company, (2)	564

180	Johnson Controls, Inc.	4,903

10	Superior Industries International Inc.	153

10	TRW Automotive Holdings Corporation, (2)	239

40	WABCO Holdings Inc.	1,032
	Total Auto Components	13,943
	Automobiles – 0.6%

2,660	Ford Motor Company, (2)	26,600

70	Harley-Davidson, Inc.	1,764

60	Thor Industries, Inc.	1,884

40	Winnebago Industries Inc., (2)	488
	Total Automobiles	30,736
	Beverages – 1.1%

560	Coca-Cola Company	31,920

20	Coca-Cola Enterprises Inc.	424

60	Constellation Brands, Inc., Class A, (2)	956

140	Dr. Pepper Snapple Group, (2)	3,962

140	Heckmann Corporation, (2)	699

110	Molson Coors Brewing Company, Class B	4,968

10	Pepsi Bottling Group, Inc.	375

270	PepsiCo, Inc.	16,416
	Total Beverages	59,720
	Biotechnology – 2.1%

50	Acorda Therapeutics, Inc., (2)	1,261

50	Alexion Pharmaceuticals Inc., (2)	2,441

120	Alkermes Inc., (2)	1,129

10	Allos Therapeutics, Inc., (2)	66

50	Alnylam Pharmaceuticals, Inc., (2)	881

80	AMAG Pharmaceuticals Inc., (2)	3,042

210	Amgen Inc., (2)	11,880

140	Amicus Therapeutics, Inc.	556

120	Amylin Pharmaceuticals Inc., (2)	1,703

510	Arena Pharmaceuticals, Inc.	1,811

60	Biogen Idec Inc., (2)	3,210

80	Celgene Corporation, (2)	4,454

10	Cephalon, Inc., (2)	624

70	Cepheid, Inc., (2)	874

80	Cubist Pharmaceuticals Inc., (2)	1,518

90	Dendreon Corporation, (2)	2,365

270	Emergent BioSolutions, Inc., (2)	3,669

210	Enzon Inc., (2)	2,211

150	Exelixis, Inc., (2)	1,106

8	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

260	Facet Biotech Corporation, (2)	$4,571

40	Genzyme Corporation, (2)	1,960

30	Geron Corporation, (2)	167

160	Gilead Sciences, Inc., (2)	6,925

10	GTX, Inc., (2)	42

780	Human Genome Sciences, Inc.	23,868

750	Immunomedics, Inc.	2,408

10	Intermune, Inc., (2)	130

140	ISIS Pharmaceuticals, Inc., (2)	1,554

360	Ligand Pharmceuticals, Inc., (2)	781

10	Martek Biosciences Corporation, (2)	189

80	Medivation, Inc., (2)	3,012

160	Metabolix, Inc., (2)	1,771

60	Momenta Pharmaceuticals, Inc., (2)	757

60	Myriad Genentics Inc., (2)	1,566

60	Neurocrine Biosciences Inc., (2)	163

120	NPS Pharmaceuticals, Inc., (2)	408

90	OncoGenex Pharmacuetical Inc.	2,005

70	Onyx Pharmaceuticals Inc., (2)	2,054

210	PDL Biopahrma Inc.	1,441

140	Regeneron Pharmaceuticals, Inc., (2)	3,385

20	Rigel Pharmaceuticals, Inc., (2)	190

180	Sangamo Biosciences, Inc., (2)	1,066

100	Savient Pharmaceuticals, Inc., (2)	1,361

180	Seattle Genetics, Inc., (2)	1,829

410	SIGA Technologies, Inc.	2,378

210	Spectrum Pharmaceuticals, Inc., (2)	932

70	Theravance Inc., (2)	915

20	United Therapeutics Corporation, (2)	1,053

40	Vanda Pharmaceuticals, Inc., (2)	450

950	Vical, Inc.	3,126
	Total Biotechnology	117,258
	Building Products – 0.3%

10	Apogee Enterprises, Inc.	140

40	Armstrong World Industries Inc., (2)	1,557

180	Griffon Corporation, (2)	2,200

200	Insteel Industries, Inc.	2,600

240	Masco Corporation	3,314

50	Simpson Manufacturing Company Inc.	1,345

100	Trex Company Inc.	1,960

90	USG Corporation, (2)	1,265
	Total Building Products	14,381
	Capital Markets – 2.7%

10	Affiliated Managers Group Inc., (2)	674

570	American Capital Limited	1,391

Nuveen Investments	9

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Capital Markets (continued)

140	Ameriprise Financial, Inc.	$5,435

650	Bank of New York Company, Inc.	18,181

360	Broadpoint Gleacher Securities Inc., (2)	1,606

230	Calamos Asset Management, Inc. Class A	2,652

290	Charles Schwab Corporation	5,458

30	Duff & Phelps Corporation, Class A	548

10	Eaton Vance Corporation	304

10	Federated Investors Inc.	275

40	Franklin Resources, Inc.	4,214

40	GAMCO Investors Inc.	1,932

240	GFI Group, Inc.	1,097

260	Goldman Sachs Group, Inc.	43,898

200	Invesco LTD	4,698

10	Investment Technology Group, (2)	197

120	Janus Capital Group Inc.	1,614

100	Jefferies Group, Inc., (2)	2,373

40	Kbw Inc., (2)	1,094

180	Knight Trading Group Inc., (2)	2,772

130	LaBranche & Company Inc., (2)	369

130	Legg Mason, Inc.	3,921

700	MCG Capital Corporation, (2)	3,024

440	Morgan Stanley	13,024

30	MVC Capital Inc.	354

90	Northern Trust Corporation	4,716

10	Oppenheimer Holdings Inc.	332

50	OptionsXpress Holdings Inc.	773

50	Pennantpark Investment Corporation	446

200	Penson Worldwide, Inc.	1,812

20	Piper Jaffray Companies	1,012

80	SEI Investments Company	1,402

160	State Street Corporation	6,966

40	Stifel Financial Corporation, (2)	2,370

80	T. Rowe Price Group Inc.	4,260

10	TD Ameritrade Holding Corporation, (2)	194

30	US Global Investors, Inc.	369

90	Waddell & Reed Financial, Inc., Class A	2,749

40	Westwood Holding Group Inc.	1,454
	Total Capital Markets	149,960
	Chemicals – 1.8%

130	Air Products & Chemicals Inc.	10,538

90	Airgas, Inc.	4,284

40	Albemarle Corporation	1,455

80	Arch Chemicals Inc.	2,470

50	Ashland Inc.	1,981

20	Cabot Corporation	525

10	Calgon Carbon Corporation, (2)	139

10	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

40	Cytec Industries, Inc.	$1,457

430	Dow Chemical Company	11,881

320	E.I. Du Pont de Nemours and Company	10,774

40	Eastman Chemical Company	2,410

40	Ecolab Inc.	1,783

20	Huntsman Corporation	226

80	Innospec, Inc.	807

10	International Flavors & Fragrances Inc.	411

40	Lubrizol Corporation	2,918

90	Monsanto Company	7,358

80	Nalco Holding Company	2,041

20	NewMarket Corporation	2,295

100	Olin Corporation	1,752

90	PPG Industries, Inc.	5,269

70	Praxair, Inc.	5,622

120	Quaker Chemical Corporation	2,477

30	Rockwood Holdings Inc., (2)	707

130	RPM International, Inc.	2,643

70	Scotts Miracle Gro Company	2,752

160	Sensient Technologies Corporation	4,208

300	Shengdatech Inc.	1,839

200	Solutia Inc., (2)	2,540

160	Sparetech Corporation	1,642

60	Westlake Chemical Corporation	1,496

100	WR Grace & Company, (2)	2,535

40	Zoltek Companies, Inc., (2)	380
	Total Chemicals	101,615
	Commercial Banks – 2.9%

60	1st Source Corporation	965

30	Associated Banc-Corp.	330

100	BancorpSouth Inc.	2,346

50	Bank of the Ozarks, Inc.	1,464

300	BB&T Corporation	7,611

10	BOK Financial Corporation	475

40	Boston Private Financial Holdings Inc.	231

50	Camden National Corporation	1,635

30	Cathay General Bancorp.	227

10	Chemical Financial Corporation	236

10	City National Corporation	456

200	Comerica Incorporated	5,914

50	Community Trust Bancorp, Inc.	1,223

70	CVB Financial	605

170	Danvers Bancorp Inc.	2,208

30	East West Bancorp Inc.	474

210	F.N.B. Corporation PA	1,426

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Commercial Banks (continued)

330	Fifth Third Bancorp.	$3,218

10	First Bancorp Maine	154

30	First Bancorp of North Carolina, Inc.	419

60	First Bancorp of Puerto Rico, (2)	138

60	First Commonwealth Financial Corporation	279

90	First Community Bancshares, Inc.	1,085

50	First Financial Bancorp.	728

50	First Financial Bankshares, Inc.	2,712

10	First Financial Corporation	305

30	First Horizon National Corporation, (2)	408

130	First Midwest Bancorp, Inc.	1,416

80	FirstMerit Corporation	1,611

30	Fulton Financial Corporation	262

20	Great Southern Bancorp.	427

20	Hancock Holding Company	876

90	Heartland Financial USA, Inc.	1,292

10	Home Bancshares, Inc.	241

220	Huntington BancShares Inc.	803

50	IberiaBank Corporation	2,691

30	Independent Bank Corporation	627

60	International Bancshares Corporation	1,136

280	KeyCorp.	1,554

40	Lakeland Bancorp, Inc.	256

30	M&T Bank Corporation	2,007

300	Marshall and Ilsley Corporation	1,635

30	MB Financial, Inc.	592

10	National Bankshares, Inc.	283

140	National Penn Bancshares, Inc.	811

80	NBT Bancorp, Inc.	1,630

200	Old National Bancorp.	2,486

110	Oriental Financial Group Inc.	1,188

20	Park National Corporation	1,178

100	Pinnacle Financial Partners, Inc., (2)	1,422

180	PNC Financial Services Group, Inc.	9,502

40	Privatebancorp, Inc.	359

80	Prosperity Bancshares, Inc.	3,238

1,260	Regions Financial Corporation	6,665

20	S&T Bancorp, Inc.	340

150	Sandy Spring Bancorp, Inc.	1,334

40	Signature Bank, (2)	1,276

20	Simmons First National Corporation	556

20	Southside Bancshares, Inc.	392

20	StellarOne Corporation	199

60	Sterling Bancshares Inc.	308

10	Suffolk Bancorp.	297

12	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

160	SunTrust Banks, Inc.	$3,246

30	SVB Financial Group, (2)	1,251

10	SY Bancorp, Inc.	214

160	Synovus Financial Corp.	328

40	TCF Financial Corporation	545

10	Texas Capital BancShares, Inc., (2)	140

10	Tompkins Financial Corporation	405

80	Trustmark Corporation	1,803

490	U.S. Bancorp	11,030

20	UMB Financial Corporation	787

130	Umpqua Holdings Corporation	1,743

40	United Bankshares, Inc.	799

10	Univest Corporation of Pennsylvania	175

120	Washington Trust Bancorp, Inc.	1,870

10	Webster Financial Corporation	119

1,610	Wells Fargo & Company	43,454

20	WesBanco, Inc.	247

60	Westamerica Bancorp.	3,322

120	Whitney Holding Corporation	1,093

10	Wilmington Trust Corporation	123
	Total Commercial Banks	160,856
	Commercial Services & Supplies – 0.7%

70	ABM Industries Inc.	1,446

350	APAC Customer Services Inc.	2,086

10	ATC Technology Corporation, (2)	239

10	Avery Dennison Corporation	365

30	Bowne and Company Incorporated	200

60	Cintas Corporation	1,563

10	Copart Inc., (2)	366

40	Corrections Corporation of America, (2)	982

10	Courier Corporation	143

100	Covanta Holding Corporation, (2)	1,809

20	EnerNOC, Inc., (2)	608

120	Fuel-Tech, Inc.	980

80	Geo Group Inc., (2)	1,750

60	Healthcare Services Group, Inc.	1,288

70	HNI Corporation	1,934

50	Interface, Inc.	416

10	Iron Mountain Inc., (2)	228

30	Knoll Inc.	310

10	McGrath Rentcorp.	224

30	Mine Safety Appliances Company	796

10	Multi Color Corporation	122

250	Pitney Bowes Inc.	5,690

120	Republic Services, Inc.	3,397

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

40	Steelcase Inc.	$254

60	Sykes Enterprises Inc., (2)	1,528

90	Tetra Tech, Inc., (2)	2,445

70	United Stationers, Inc., (2)	3,980

20	Waste Connections Inc., (2)	667

170	Waste Management, Inc.	5,748
	Total Commercial Services & Supplies	41,564
	Communications Equipment – 2.2%

870	3COM Corporation, (2)	6,525

380	ADC Telecommunications Inc., (2)	2,360

80	ADTRAN, Inc.	1,804

30	Anaren Microwave Inc., (2)	452

260	Arris Group Inc., (2)	2,972

20	Aruba Networks, Inc., (2)	213

10	Bel Fuse, Inc., Class B	215

10	Black Box Corporation	283

70	Blue Coat Systems Inc., (2)	1,998

160	Brocade Communications Systems Inc., (2)	1,221

1,250	Cisco Systems, Inc., (2)	29,925

40	CommScope Inc., (2)	1,061

30	Comtech Telecom Corporation, (2)	1,052

280	Digi International, Inc.	2,554

940	Extreme Networks Inc.	2,698

160	Harmonic Inc.	1,013

70	Harris Corporation	3,329

300	Harris Stratex Networks, Inc., (2)	2,073

130	Infinera Corporation, (2)	1,153

60	Interdigital Inc., (2)	1,592

230	JDS Uniphase Corporation, (2)	1,898

110	Juniper Networks Inc., (2)	2,934

20	Loral Space & Communications, Inc., (2)	632

1,530	Motorola, Inc.	11,873

1,300	Palm Inc., (2)	13,052

70	Plantronics Inc.	1,819

140	Polycom Inc., (2)	3,496

290	QUALCOMM Inc.	13,415

50	SeaChange International, Inc., (2)	329

120	ShoreTel, Inc., (2)	694

50	Symmetricom Inc., (2)	260

190	Tekelec, (2)	2,903

110	Tellabs Inc., (2)	625

100	ViaSat, Inc., (2)	3,178
	Total Communications Equipment	121,601
	Computers & Peripherals – 3.1%

260	Apple, Inc., (2)	54,824

310	Cray, Inc.	1,990

14	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals (continued)

330	Dell Inc., (2)	$4,739

80	Electronics For Imaging	1,041

1,030	EMC Corporation, (2)	17,994

780	Hewlett-Packard Company	40,178

60	Immersion Corporation, (2)	274

80	Intermec Inc, (2)	1,029

250	International Business Machines Corporation (IBM)	32,725

190	Intevac, Inc.	2,179

260	Isilon Systems, Inc.	1,784

10	Network Appliance Inc., (2)	344

10	QLogic Corporation, (2)	189

20	Rimage Corporation, (2)	347

30	Seagate Technology	546

280	STEC Inc., (2)	4,575

50	Synaptics, Inc., (2)	1,533

130	Teradata Corporation, (2)	4,086

70	Western Digital Corporation, (2)	3,091
	Total Computers & Peripherals	173,468
	Construction & Engineering – 0.5%

10	AECOM Technology Corporation, (2)	275

70	Comfort Systems USA Inc.	864

80	Emcor Group Inc., (2)	2,152

20	Fluor Corporation	901

30	Granite Construction Inc.	1,010

10	Jacobs Engineering Group, Inc., (2)	376

90	KBR Inc.	1,710

10	Layne Christensen Company, (2)	287

80	MasTec Inc., (2)	1,000

10	Orion Marine Group Inc., (2)	211

10	Pike Electric Corporation, (2)	93

160	Quanta Services Incorporated, (2)	3,334

120	Shaw Group Inc., (2)	3,450

160	Sterling Construction Company, Inc.	3,069

10	Tutor Perini Corporation, (2)	181

160	URS Corporation, (2)	7,123
	Total Construction & Engineering	26,036
	Construction Materials – 0.1%

10	Eagle Materials Inc.	261

90	Vulcan Materials Company	4,740
	Total Construction Materials	5,001
	Consumer Finance – 0.5%

100	Advance America Cash Advance Centers Inc	556

370	American Express Company	14,992

20	Americredit Corp., (2)	381

100	Capital One Financial Corporation	3,834

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Consumer Finance (continued)

40	Cash America International, Inc.	$1,398

360	Discover Financial Services	5,296

40	Dollar Financial Corporation	946

40	EZCORP, Inc., (2)	688

230	SLM Corporation, (2)	2,592
	Total Consumer Finance	30,683
	Containers & Packaging – 0.3%

10	AptarGroup Inc.	357

180	Bemis Company, Inc.	5,337

20	Owens-Illinois, Inc., (2)	657

10	Packaging Corp. of America	230

140	Pactiv Corporation, (2)	3,380

50	Rock-Tenn Company	2,521

10	Sealed Air Corporation	219

60	Silgan Holdings, Inc.	3,473
	Total Containers & Packaging	16,174
	Distributors – 0.1%

30	Core-Mark Holding Company, Inc., (2)	989

80	Genuine Parts Company	3,037
	Total Distributors	4,026
	Diversified Consumer Services – 0.4%

20	American Public Education Inc., (2)	687

10	Apollo Group, Inc., (2)	606

60	Brinks Home Security Holdings Inc., (2)	1,958

30	Capella Education Company, (2)	2,259

20	Career Education Corporation, (2)	466

100	Chinacast Education Corporation, (2)	756

40	Coinstar Inc., (2)	1,111

160	Corinthian Colleges Inc., (2)	2,203

40	H & R Block Inc.	905

10	ITT Educational Services, Inc., (2)	960

130	Lincoln Educational Services Corporation	2,817

30	Matthews International Corporation	1,063

60	Regis Corporation	934

80	Service Corporation International	655

180	Sothebys Holdings Inc.	4,046

50	Universal Technical Institute Inc., (2)	1,010
	Total Diversified Consumer Services	22,436
	Diversified Financial Services – 3.0%

4,020	Bank of America Corporation	60,541

5,220	Citigroup Inc.	17,278

20	CME Group, Inc.	6,719

10	Financial Federal Corporation	275

70	Intercontinental Exchange, Inc., (2)	7,861

1,550	JPMorgan Chase & Co.	64,589

16	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services (continued)

40	Leucadia National Corporation, (2)	$952

110	Marketaxess, (2)	1,529

130	MSCI Inc., Class A Shares, (2)	4,134

80	New York Stock Exchange Euronext	2,024

110	PHH Corporation, (2)	1,772

30	Porfolio Recovery Associates, Inc., (2)	1,346
	Total Diversified Financial Services	169,020
	Diversified Telecommunication Services – 4.1%

20	Abovenet Communications	1,301

380	Alaska Communications Systems Group Inc.	3,032

3,970	AT&T Inc.	111,279

30	Cbeyond Inc., (2)	473

480	CenturyTel, Inc.	17,381

220	Cogent Communications Group, Inc.	2,169

20	Consolidated Communications Holdings, Inc.	350

780	Frontier Communications Corporation	6,092

80	General Communication, Inc., (2)	510

10	Global Crossing Limited, (2)	143

70	Iowa Telecommunications Services, Inc.	1,173

150	Neutral Tandem Inc., (2)	3,413

10	Premiere Global Services, Inc., (2)	83

1,430	Qwest Communications International Inc.	6,020

1,880	Verizon Communications Inc.	62,284

980	Windstream Corporation	10,770
	Total Diversified Telecommunication Services	226,473
	Electric Utilities – 2.7%

40	Allegheny Energy, Inc.	939

20	ALLETE Inc	654

320	American Electric Power Company, Inc.	11,133

120	Cleco Corporation	3,280

70	DPL Inc.	1,932

1,170	Duke Energy Corporation	20,136

160	Edison International	5,565

10	El Paso Electric Company, (2)	203

100	Entergy Corporation	8,184

400	Exelon Corporation	19,548

200	FirstEnergy Corp.	9,290

330	FPL Group, Inc.	17,431

60	IDACORP, INC	1,917

50	ITC Holdings Corporation	2,605

110	Northeast Utilities	2,837

40	NV Energy Inc.	495

140	Pepco Holdings, Inc.	2,359

60	Pinnacle West Capital Corporation	2,195

340	PNM Resources Inc.	4,301

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Electric Utilities (continued)

170	Portland General Electric Company	$3,470

180	PPL Corporation	5,816

270	Progress Energy, Inc.	11,073

420	Southern Company	13,994

60	Unisource Energy Corporation	1,931
	Total Electric Utilities	151,288
	Electrical Equipment – 0.8%

40	Acuity Brands Inc.	1,426

70	American Superconductor Corporation	2,863

10	Baldor Electric Company	281

10	Belden Inc.	219

40	Brady Corporation	1,200

10	Cooper Industries Inc.	426

160	Emerson Electric Company	6,816

180	Encore Wire Corporation	3,793

340	Ener1 Inc., (2)	2,156

100	Energy Conversion Devices Inc.	1,057

80	Franklin Electric Company, Inc.	2,326

200	Fuelcell Energy Inc.	752

170	GrafTech International Ltd., (2)	2,644

110	Hubbell Incorporated, Class B	5,203

40	II VI Inc.	1,272

350	Microvision, Inc.	1,110

100	Polypore International Inc.	1,190

30	Regal-Beloit Corporation	1,558

60	Rockwell Automation, Inc.	2,819

20	Thomas & Betts Corporation, (2)	716

20	Vicor Corporation, (2)	186

140	Woodward Governor Company	3,608
	Total Electrical Equipment	43,621
	Electronic Equipment & Instruments – 0.9%

50	Amphenol Corporation, Class A	2,309

80	Anixter International Inc., (2)	3,768

90	Avnet Inc., (2)	2,714

150	Benchmark Electronics Inc., (2)	2,837

120	Brightpoint Inc.	882

400	China Security and Surveillance Techology Inc., (2)	3,056

170	Cogent Inc.	1,766

80	Cognex Corporation	1,418

440	Corning Incorporated	8,496

10	Dolby Laboratories, Inc., (2)	477

130	Echelon Corporation	1,503

50	FLIR Systems Inc., (2)	1,636

10	Itron Inc., (2)	676

30	Jabil Circuit Inc.	521

18	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

20	L-1 Identity Solutions Inc., (2)	$150

30	Littelfuse Inc.	965

30	Maxwell Technologies, Inc., (2)	535

50	Mercury Computer Systems Inc., (2)	551

20	Molex Inc.	431

100	Multi Fineline Electronix, Inc., (2)	2,837

40	OSI Systems Inc.	1,091

60	Plexus Corporation, (2)	1,710

50	Rogers Corporation, (2)	1,516

120	SYNNEX Corporation	3,679

90	Technitrol, Inc.	394

130	TTM Technologies, Inc., (2)	1,499

10	Tyco Electronics, Limited	246

70	Universal Display Corporation	865

50	Vishay Intertechnology Inc., (2)	418
	Total Electronic Equipment & Instruments	48,946
	Energy Equipment & Services – 1.8%

80	Atwood Oceanics Inc., (2)	2,868

200	Baker Hughes Incorporated	8,096

230	Cal Dive International Inc.	1,739

50	Carbo Ceramics Inc.	3,409

120	Complete Production Services, (2)	1,560

80	Cooper Cameron Corporation, (2)	3,344

10	Dresser Rand Group, Inc., (2)	316

60	Dril Quip Inc., (2)	3,389

50	ENSCO International Incorporated	1,997

60	Exterran Holdings, Inc., (2)	1,287

50	Gulf Island Fabrication, Inc.	1,052

60	Gulfmark Offshore Inc., (2)	1,699

430	Halliburton Company	12,939

70	Helix Energy Solutions Group, (2)	823

20	Helmerich & Payne Inc.	798

440	ION Geophysical Corporation, (2)	2,605

160	Key Energy Services Inc.	1,406

30	Lufkin Industries Inc.	2,196

130	Matrix Service Company, (2)	1,385

360	Nabors Industries Inc., (2)	7,880

210	National-Oilwell Varco Inc., (2)	9,259

130	Newpark Resources Inc., (2)	550

60	Oil States International Inc., (2)	2,357

110	PHI Inc Non-Voting, (2)	2,277

220	Pioneer Drilling Company, (2)	1,738

120	Rowan Companies Inc.	2,717

50	RPC Inc.	520

300	Schlumberger Limited	19,527

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

60	Smith International, Inc.	$1,630
	Total Energy Equipment & Services	101,363
	Food & Staples Retailing – 1.4%

50	Andersons, Inc.	1,291

80	Casey’s General Stores, Inc.	2,554

70	Costco Wholesale Corporation	4,142

540	CVS Caremark Corporation	17,393

140	Kroger Co.	2,874

30	Pantry, Inc., (2)	408

30	Ruddick Corporation	772

210	Safeway Inc.	4,471

290	SUPERVALU INC.	3,686

100	Sysco Corporation	2,794

140	United Natural Foods Inc., (2)	3,744

80	Village Super Market, Inc.	2,186

200	Walgreen Co.	7,344

430	Wal-Mart Stores, Inc.	22,984

30	Weis Markets Inc.	1,091

50	Winn-Dixie Stores Inc.	502
	Total Food & Staples Retailing	78,236
	Food Products – 1.8%

240	Archer-Daniels-Midland Company	7,514

60	Bunge Limited	3,830

80	Campbell Soup Company	2,704

160	Chiquita Brands International Inc.	2,886

550	ConAgra Foods, Inc.	12,678

450	Del Monte Foods Company	5,103

10	Farmer Brothers Company	197

130	General Mills, Inc.	9,205

170	H.J. Heinz Company	7,269

130	Hain Celestial Group Inc.	2,211

10	Hershey Foods Corporation	358

60	JM Smucker Company	3,705

40	Kellogg Company	2,128

630	Kraft Foods Inc.	17,123

60	Lancaster Colony Corporation	2,982

70	Ralcorp Holdings Inc., (2)	4,180

20	Sanderson Farms Inc.	843

600	Sara Lee Corporation	7,308

30	Synutra International Inc., (2)	405

30	Treehouse Foods Inc., (2)	1,166

420	Tyson Foods, Inc., Class A	5,153

220	Zhongpin Inc., (2)	3,434
	Total Food Products	102,382

20	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities – 0.4%

10	Energen Corporation	$468

50	EQT Corporation	2,196

70	Laclede Group Inc.	2,364

10	New Jersey Resources Corporation	374

10	Nicor Inc.	421

60	ONEOK, Inc.	2,674

70	Piedmont Natural Gas Company	1,873

80	Questar Corporation	3,326

130	Southwest Gas Corporation	3,709

140	UGI Corporation	3,387

30	WGL Holdings Inc.	1,006
	Total Gas Utilities	21,798
	Health Care Equipment & Supplies – 2.0%

50	Abaxis, Inc., (2)	1,278

20	Abiomed, Inc., (2)	175

140	Accuray, Inc., (2)	785

110	Align Technology, Inc., (2)	1,960

110	American Medical Systems Holdings, Inc., (2)	2,122

40	AngioDynamics, Inc., (2)	643

100	Baxter International, Inc.	5,868

30	Beckman Coulter, Inc.	1,963

40	Becton, Dickinson and Company	3,154

630	Boston Scientific Corporation, (2)	5,670

190	Bovie Medical Corporation, (2)	1,484

100	CareFusion Corporation, (2)	2,501

60	Conceptus Inc., (2)	1,126

20	Cooper Companies, Inc.	762

10	Covidien PLC	479

40	Cyberonics, (2)	818

20	DENTSPLY International Inc.	703

230	DexCom, Inc., (2)	1,858

100	Endologix, Inc.	528

190	ev3, Inc., (2)	2,535

10	Gen-Probe, Inc., (2)	429

140	Greatbatch, Inc., (2)	2,692

30	Haemonetics Corporation, (2)	1,655

10	Heartware International Inc.	355

10	Hill Rom Holdings Inc.	240

150	Hologic Inc., (2)	2,175

10	Hospira Inc., (2)	510

10	ICU Medical, Inc., (2)	364

20	Idexx Labs Inc., (2)	1,069

110	Immucor, Inc., (2)	2,226

20	Insulet Corporation, (2)	286

20	Integra Lifesciences Holdings Corporation, (2)	736

10	Intuitive Surgical, Inc., (2)	3,033

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

40	Invacare Corporation	$998

40	Inverness Medical Innovation, (2)	1,660

10	Kensey Nash Corporation, (2)	255

100	Kinetic Concepts Inc., (2)	3,765

70	Masimo Corporation, (2)	2,129

170	Medtronic, Inc.	7,477

110	Meridian Bioscience, Inc.	2,371

30	Merit Medical Systems, Inc., (2)	579

40	Natus Medical, Inc., (2)	592

45	Neogen Corporation, (2)	1,062

40	NuVasive, Inc., (2)	1,279

240	Nxstage Medical, Inc., (2)	2,004

190	OraSure Technologies, Inc.	965

30	Orthofix International NV, (2)	929

380	Orthovita, Inc.	1,334

30	Palomar Medical Technologies, Inc., (2)	302

80	Saint Jude Medical Inc., (2)	2,942

30	SonoSite, Inc., (2)	709

190	Spectranetics Corporation	1,322

100	Steris Corporation	2,797

80	Stryker Corporation	4,030

20	Surmodics Inc., (2)	453

20	Symmetry Medical, Inc., (2)	161

10	Teleflex Inc.	539

90	Thoratec Corporation, (2)	2,423

60	Varian Medical Systems, Inc., (2)	2,811

200	Vascular Solutions, Inc., (2)	1,678

60	Volcano Corporation, (2)	1,043

30	West Pharmaceutical Services Inc.	1,176

30	Wright Medical Group, Inc., (2)	569

70	Young Innovations, Inc.	1,735

90	Zimmer Holdings, Inc., (2)	5,320
	Total Health Care Equipment & Supplies	109,591
	Health Care Providers & Services – 2.6%

160	Aetna Inc.	5,072

30	Air Methods Corporation, (2)	1,009

30	Amedisys, Inc., (2)	1,457

70	AmericGroup Corporation, (2)	1,887

80	AmerisourceBergen Corporation	2,086

20	AMN Healthcare Services Inc.	181

10	AmSurg Corporation, (2)	220

20	Bio-Reference Laboratories, Inc., (2)	784

130	Bioscrip, Inc., (2)	1,087

30	Brookdale Senior Living Inc.	546

150	Cardinal Health, Inc.	4,836

22	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

50	Catalyst Health Soltuions Inc., (2)	$1,824

50	Centene Corporation, (2)	1,059

60	Chemed Corporation	2,878

120	CIGNA Corporation	4,232

170	Community Health Systems Inc., (2)	6,052

200	Coventry Health Care, Inc., (2)	4,858

40	Cross Country Healthcare, Inc., (2)	396

20	Davita Inc., (2)	1,175

10	Emergency Medical Services Corporation, (2)	542

70	Emeritus Corporation, (2)	1,313

50	Express Scripts, Inc., (2)	4,323

20	Genoptix Inc., (2)	711

40	Gentiva Health Services, Inc., (2)	1,080

20	Hanger Orthopedic Group Inc., (2)	277

560	Health Management Associates Inc., (2)	4,071

120	Health Net Inc., (2)	2,795

110	HealthSouth Corporation, (2)	2,065

10	HealthSpring, Inc., (2)	176

50	Henry Schein Inc., (2)	2,630

40	HMS Holdings Corporation, (2)	1,948

70	Humana Inc., (2)	3,072

20	IPC The Hospitalist Company, Inc., (2)	665

90	Kindred Healthcare Inc., (2)	1,661

10	Landauer Inc.	614

10	LHC Group, Inc., (2)	336

20	Lifepoint Hospitals Inc., (2)	650

70	Magellan Health Services, Inc., (2)	2,851

80	McKesson HBOC Inc.	5,000

20	Medax Inc., (2)	1,202

40	MedCath Corporation, (2)	316

90	Medco Health Solutions, Inc., (2)	5,752

10	Molina Healthcare Inc., (2)	229

20	MWI Veterinary Supply, Inc., (2)	754

110	Odyssey Healthcare, Inc., (2)	1,714

60	Omnicare, Inc.	1,451

50	Owens and Minor Inc.	2,147

20	Patterson Companies, Inc., (2)	560

40	Pharmerica Corporation, (2)	635

30	Providence Service Corporation, (2)	474

150	PSS World Medical Inc., (2)	3,386

80	Psychiatric Solutions, Inc., (2)	1,691

40	Quest Diagnostics Incorporated	2,415

40	RehabCare Group Inc., (2)	1,217

90	Res-Care, Inc.	1,008

20	Sun Healthcare Group, Inc., (2)	183

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

720	UnitedHealth Group Incorporated	$21,946

40	Universal Health Services, Inc., Class B	1,220

30	Wellcare Health Plans Inc., (2)	1,103

260	Wellpoint Inc., (2)	15,155
	Total Health Care Providers & Services	142,977
	Health Care Technology – 0.3%

20	Allscripts Healthcare Solutions Inc., (2)	405

50	AthenaHealth Inc., (2)	2,262

20	Cerner Corporation, (2)	1,649

10	Computer Programs and Systems, Inc.	461

90	Eclipsys Corporation, (2)	1,667

60	IMS Health Incorporated	1,264

70	MedAssets Inc., (2)	1,485

80	Omnicell, Inc., (2)	935

60	Phase Forward, Inc., (2)	921

70	Quality Systems Inc.	4,395

20	Vital Images, Inc., (2)	254
	Total Health Care Technology	15,698
	Hotels, Restaurants & Leisure – 1.5%

220	AFC Enterprises, Inc.	1,795

20	Ameristar Casinos, Inc.	305

90	Bally Technologies, Inc., (2)	3,716

90	BJ’s Restaurants, Inc., (2)	1,694

30	Bob Evans Farms	869

120	Brinker International Inc.	1,790

240	Carnival Corporation	7,606

70	CBRL Group Inc.	2,659

20	CEC Entertainment Inc., (2)	638

20	Cheesecake Factory Inc., (2)	432

50	Churchill Downs Inc.	1,868

50	Darden Restaurants, Inc.	1,754

10	Intl Speedway Corporation	285

110	Jack in the Box Inc., Term Loan, (2)	2,164

80	Las Vegas Sands, (2)	1,195

160	Life Time Fitness Inc.	3,989

30	Marcus Corporation	385

100	Marriott International, Inc., Class A	2,725

320	McDonald’s Corporation	19,981

230	MGM Mirage Inc., (2)	2,098

40	O’Charley’s, Inc., (2)	262

80	P.F. Changs China Bistro, Inc., (2)	3,033

40	Panera Bread Company, (2)	2,679

20	Royal Caribbean Cruises Limited, (2)	506

20	Speedway Motorsports Inc.	352

170	Starbucks Corporation, (2)	3,920

24	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

100	Starwood Hotels & Resorts Worldwide, Inc.	$3,657

9	Steak N Shake Company	2,917

40	Universal Travel Group, (2)	406

110	WMS Industries Inc., (2)	4,400

40	Wynn Resorts Ltd, (2)	2,329

90	YUM! Brands, Inc.	3,147
	Total Hotels, Restaurants & Leisure	85,556
	Household Durables – 0.5%

10	Blyth Inc.	337

180	D.R. Horton, Inc.	1,957

70	Fortune Brands Inc.	3,024

310	Furniture Brands International, Inc.	1,693

20	Helen of Troy Limited	489

110	Irobot Corporation, (2)	1,936

10	Leggett and Platt Inc.	204

10	Lennar Corporation, Class A	128

10	M/I Homes, Inc., (2)	104

30	MDC Holdings Inc.	931

30	Mohawk Industries Inc., (2)	1,428

90	Pulte Corporation	900

100	Standard Pacific Corporation, (2)	374

130	Tempur Pedic International Inc., (2)	3,072

20	Toll Brothers Inc., (2)	376

120	Tupperware Corporation	5,588

100	Whirlpool Corporation	8,066
	Total Household Durables	30,607
	Household Products – 1.3%

10	Clorox Company	610

80	Colgate-Palmolive Company	6,572

160	Kimberly-Clark Corporation	10,194

920	Procter & Gamble Company	55,780

10	WD 40 Company	324
	Total Household Products	73,480
	Independent Power Producers & Energy Traders – 0.2%

250	AES Corporation, (2)	3,328

110	Calpine Corporation, (2)	1,210

40	Constellation Energy Group	1,407

20	Mirant Corporation, (2)	305

210	NRG Energy Inc., (2)	4,958
	Total Independent Power Producers & Energy Traders	11,208
	Industrial Conglomerates – 1.7%

130	3M Co.	10,747

10	Carlisle Companies Inc.	343

5,300	General Electric Company	80,189

70	Otter Tail Power Corporation	1,736

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

80	Textron Inc.	$1,505
	Total Industrial Conglomerates	94,520
	Insurance – 3.1%

140	AFLAC Incorporated	6,475

10	Allied World Assurance Holdings	461

240	Allstate Corporation	7,210

60	American Equity Investment Life Holding Company	446

40	American International Group, (2)	1,199

10	American National Insurance Company	1,194

90	Amtrust Financial Services, Inc.	1,064

110	Aon Corporation	4,217

30	Arch Capital Group Limited, (2)	2,147

30	Argo Group International Holdings Inc., (2)	874

10	Arthur J. Gallagher & Co.	225

20	Aspen Insurance Holdings Limited	509

80	Assurant Inc.	2,358

160	Assured Guaranty Limited	3,482

60	Axis Capital Holdings Limited	1,705

70	Brown & Brown Inc.	1,258

170	Chubb Corporation	8,361

90	Cincinnati Financial Corporation	2,362

30	CNA Financial Corporation, (2)	720

600	Conseco Inc., (2)	3,000

40	Delphi Financial Group, Inc.	895

10	Donegal Group, Inc., B	155

80	eHealth, Inc., (2)	1,314

70	Employers Holdings, Inc.	1,074

10	Erie Indemnity Company	390

50	Everest Reinsurance Group Ltd	4,284

30	FBL Financial Group Inc.	556

260	Fidelity National Title Group Inc., Class A	3,500

50	First American Corporation	1,656

20	First Mercury Financial Corporation	274

10	Flagstone Reinsurance Holdings Ltd	109

380	Genworth Financial Inc., Class A	4,313

10	Hanover Insurance Group Inc.	444

30	Harleysville Group, Inc.	954

120	Hartford Financial Services Group, Inc.	2,791

130	HCC Insurance Holdings Inc.	3,636

50	Horace Mann Educators Corporation	625

70	Lincoln National Corporation	1,742

160	Loews Corporation	5,816

210	Marsh & McLennan Companies, Inc.	4,637

40	Max Capital Group Limited	892

190	MBIA Inc., (2)	756

100	Meadowbrook Insurance Group, Inc.	740

26	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

330	MetLife, Inc.	$11,666

80	Montpelier Re Holdings Limited	1,386

240	National Financial Partners Corp.	1,942

20	Navigators Group, Inc., (2)	942

350	Old Republic International Corporation	3,514

40	PartnerRe Limited	2,986

50	Platinum Underwriters Holdings Limited	1,915

160	Presidential Life Corporation	1,464

30	ProAssurance Corporation, (2)	1,611

380	Progressive Corporation, (2)	6,836

110	Prudential Financial, Inc.	5,474

30	RenaisasnceRE Holdings, Limited	1,595

20	RLI Corporation	1,065

10	Safety Insurance Group, Inc.	362

110	Seabright Insurance Holdings Inc.	1,264

10	StanCorp Financial Group Inc.	400

20	State Auto Financial Corporation	370

90	Stewart Information Services Corporation	1,015

90	Tower Group Inc.	2,107

10	Transatlantic Holdings Inc.	521

330	Travelers Companies, Inc.	16,454

60	United America Indemnity Limited	475

60	Unitrin, Inc.	1,323

170	Unum Group	3,318

60	Valdius Holdings Limited	1,616

50	WR Berkley Corporation	1,232

280	XL Capital Ltd, Class A	5,132

60	Zenith National Insurance Corp.	1,786
	Total Insurance	170,591
	Internet & Catalog Retail – 0.2%

50	Amazon.com, Inc., (2)	6,726

60	Blue Nile Inc., (2)	3,800

210	Liberty Media Holding Corporation Interactive, Class A, (2)	2,276

20	Nutri System Inc.	623
	Total Internet & Catalog Retail	13,425
	Internet Software & Services – 1.5%

65	AOL Inc.	1,513

370	Art Technology Group, Inc.	1,669

20	ComScore Inc., (2)	351

80	Constant Contact Inc.	1,280

50	DealerTrack Holdings, Inc., (2)	940

110	Digital River, Inc., (2)	2,969

110	Earthlink, Inc.	914

450	eBay Inc., (2)	10,593

60	Google Inc., Class A, (2)	37,199

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Internet Software & Services (continued)

130	GSI Commerce, Inc.	$3,301

60	Internet Capital Group Inc., (2)	399

150	j2 Global Communications, Inc., (2)	3,053

110	Limelight Networks Inc., (2)	432

140	Liquidity Services, Inc.	1,410

20	Mercadolibre, Inc., (2)	1,037

80	ModusLink Global Solutions Inc., (2)	753

740	Move, Inc., (2)	1,228

20	NIC, Incorporated, (2)	183

270	RealNetworks Inc.	1,002

10	Savvis Inc., (2)	141

60	Sohu.com Inc., (2)	3,437

40	United Online, Inc.	288

170	ValueClick, Inc., (2)	1,720

20	VistaPrint NV, (2)	1,133

340	Yahoo! Inc., (2)	5,705
	Total Internet Software & Services	82,650
	IT Services – 1.4%

30	Accenture Limited	1,245

50	Acxiom Corporation, (2)	671

30	Affiliated Computer Services, Inc., (2)	1,791

90	Amdocs Limited, (2)	2,568

90	Automatic Data Processing, Inc.	3,854

40	Broadridge Financial Solutions, Inc.	902

40	CACI International Inc., (2)	1,954

110	Cognizant Technology Solutions Corporation, Class A, (2)	4,983

120	Computer Sciences Corporation, (2)	6,904

170	Convergys Corporation, (2)	1,828

100	Cybersource Corporation, (2)	2,011

90	Fidelity National Information Services	2,110

80	Fiserv, Inc., (2)	3,878

20	Forrester Research, Inc., (2)	519

180	Gartner Inc., (2)	3,247

30	Heartland Payment Systems Inc.	394

390	InfoUSA Inc.	3,128

20	Lender Processing Services Inc.	813

20	ManTech International Corporation, Class A, (2)	966

30	MasterCard, Inc.	7,679

30	Maximus Inc.	1,500

350	Ness Technologies, Inc.	1,715

40	Paychex, Inc.	1,226

100	Rightnow Technologies, Inc.	1,737

40	SAIC, Inc., (2)	758

130	Sapient Corporation, (2)	1,075

90	SRA International, Inc., (2)	1,719

28	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

190	TeleTech Holdings, Inc., (2)	$3,806

30	TNS Inc., (2)	771

170	Total System Services Inc.	2,936

110	VeriFone Holdings Inc., (2)	1,802

80	Visa Inc.	6,997

130	Western Union Company	2,451

20	Wright Express Corporation, (2)	637
	Total IT Services	80,575
	Leisure Equipment & Products – 0.2%

240	Brunswick Corporation	3,050

40	Eastman Kodak Company	169

230	Mattel, Inc.	4,595

50	Polaris Industries Inc.	2,182

140	RC2 Corporation, (2)	2,065

40	Sturm, Ruger, & Company	388
	Total Leisure Equipment & Products	12,449
	Life Sciences Tools & Services – 0.5%

20	Bio-Rad Laboratories Inc., (2)	1,929

70	Cambrex Corporation, (2)	391

30	Charles River Laboratories International, Inc., (2)	1,011

50	Dionex Corporation, (2)	3,694

30	eResearch Technology, Inc., (2)	180

140	Illumina Inc., (2)	4,291

10	Life Technologies Corporation, (2)	522

40	Luminex Corporation, (2)	597

230	Thermo Fisher Scientific, Inc., (2)	10,969

40	Varian Inc., (2)	2,062

20	Waters Corporation, (2)	1,239
	Total Life Sciences Tools & Services	26,885
	Machinery – 2.0%

150	Actuant Corporation	2,780

60	Albany International Corporation, Class A	1,348

10	Badger Meter Inc.	398

60	Blount International Inc., (2)	606

20	Bucyrus International, Inc.	1,127

210	Caterpillar Inc.	11,968

140	Chart Industries, Inc., (2)	2,317

50	CLARCOR, Inc.	1,622

60	Crane Company	1,837

90	Cummins Inc.	4,127

60	Danaher Corporation	4,512

150	Deere & Company	8,114

50	Dover Corporation	2,081

100	Eaton Corporation	6,362

40	Gorman-Rupp Company	1,106

20	Graco Inc.	571

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Machinery (continued)

200	Greenbrier Companies Inc.	$2,076

70	Harsco Corporation	2,256

20	IDEX Corporation	623

180	Illinois Tool Works, Inc.	8,638

100	Joy Global Inc.	5,159

10	Kennametal Inc.	259

80	LB Foster Company, (2)	2,385

70	Lincoln Electric Holdings Inc.	3,742

10	Middleby Corporation, (2)	490

10	Mueller Industries Inc.	248

830	Mueller Water Products Inc.	4,316

40	Navistar International Corporation, (2)	1,546

50	Nordson Corporation	3,059

130	PACCAR Inc.	4,715

70	Pall Corporation	2,534

70	Parker Hannifin Corporation	3,772

80	Pentair, Inc.	2,584

50	RBC Bearings Inc., (2)	1,217

10	Snap-on Incorporated	423

60	SPX Corporation	3,282

110	Sun Hydraulics Corporation	2,888

220	Titan International Inc.	1,784

10	Trinity Industries Inc.	174

10	Wabtec Corporation	408
	Total Machinery	109,454
	Marine – 0.1%

10	Alexander and Bald, Inc.	342

650	Eagle Bulk Shipping Inc.	3,218
	Total Marine	3,560
	Media – 3.4%

20	Arbitron Inc.	468

370	Cablevision Systems Corporation	9,553

330	CBS Corporation, Class B	4,637

170	CKX, Inc., (2)	896

1,560	Comcast Corporation, Class A	26,302

420	DIRECTV Group, Inc.	14,007

90	Echostar Communications Corporation, Variable Prepaid Forward, (2)	1,869

250	Interpublic Group Companies, Inc., (2)	1,845

130	Lamar Advertising Company, (2)	4,042

220	Liberty Global Inc, A Shares, (2)	4,820

140	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	3,343

31	Liberty Media Starz	1,431

40	Live Nation Inc., (2)	340

10	McGraw-Hill Companies, Inc.	335

160	MediaCom Communications Corporation, (2)	715

30	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

60	Morningstar, Inc., (2)	$2,900

10	National CineMedia, Inc.	166

110	New York Times, Class A	1,360

1,170	News Corporation, Class A	16,017

60	Omnicom Group, Inc.	2,349

140	RCN Corporation	1,519

10	Scholastic Corporation	298

300	Time Warner Cable, Class A, (2)	12,417

720	Time Warner Inc.	20,981

700	Viacom Inc., Class B, (2)	20,811

200	Virgin Media, Inc.	3,366

1,050	Walt Disney Company	33,863

30	World Wrestling Entertainment Inc.	460
	Total Media	191,110
	Metals & Mining – 1.2%

10	AK Steel Holding Corporation	214

400	Alcoa Inc.	6,448

10	AM Castle & Co	137

10	Brush Engineered Material, (2)	185

30	Century Aluminum Company, (2)	486

10	Cliffs Natural Resources Inc.	461

320	Coeur d’Alene Mines Corporation	5,779

210	Commercial Metals Company	3,287

50	Compass Minerals International, Inc.	3,360

150	Freeport-McMoRan Copper & Gold, Inc.	12,044

110	Hecla Mining Company, (2)	680

90	Newmont Mining Corporation	4,258

190	Nucor Corporation	8,864

10	Reliance Steel & Aluminum Company	432

150	RTI International Metals, Inc., (2)	3,776

10	Schnitzer Steel Industries, Inc.	477

30	Steel Dynamics Inc.	532

160	Stillwater Mining Company	1,517

20	Titanium Metals Corporation	250

140	United States Steel Corporation	7,717

70	Walter Industries Inc.	5,272

140	Worthington Industries, Inc.	1,830
	Total Metals & Mining	68,006
	Multiline Retail – 0.6%

140	99 Cents Only Stores, (2)	1,830

100	Big Lots, Inc., (2)	2,898

10	Dollar Tree Stores Inc., (2)	483

10	Family Dollar Stores, Inc.	278

240	Federated Department Stores, Inc.	4,022

120	J.C. Penney Company, Inc.	3,193

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Multiline Retail (continued)

70	Kohl’s Corporation, (2)	$3,775

30	Nordstrom, Inc.	1,127

20	Saks Inc., (2)	131

20	Sears Holding Corporation, (2)	1,669

270	Target Corporation	13,060
	Total Multiline Retail	32,466
	Multi-Utilities – 1.9%

70	Alliant Energy Corporation	2,118

160	Ameren Corporation	4,472

80	Avista Corporation	1,727

10	Black Hills Corporation	266

50	CH Energy Group Inc.	2,126

130	CMS Energy Corporation	2,036

160	Consolidated Edison, Inc.	7,269

280	Dominion Resources, Inc.	10,898

230	DTE Energy Company	10,026

20	Integrys Energy Group, Inc.	840

180	MDU Resources Group Inc.	4,248

210	NiSource Inc.	3,230

90	Northwestern Corporation	2,342

60	NSTAR	2,208

60	OGE Energy Corp.	2,213

220	PG&E Corporation	9,823

390	Public Service Enterprise Group Incorporated	12,968

70	Scana Corporation	2,638

130	Sempra Energy	7,277

140	TECO Energy, Inc.	2,271

10	Vectren Corporation	247

110	Wisconsin Energy Corporation	5,481

300	Xcel Energy, Inc.	6,366
	Total Multi-Utilities	103,090
	Office Electronics – 0.1%

430	Xerox Corporation	3,638

20	Zebra Technologies Corporation, Class A, (2)	567
	Total Office Electronics	4,205
	Oil, Gas & Consumable Fuels – 9.7%

20	Alpha Natural Resources Inc., (2)	868

310	Anadarko Petroleum Corporation	19,350

150	Apache Corporation	15,476

110	Arch Coal Inc.	2,448

50	Arena Resources Inc., (2)	2,156

30	Atlas Energy Inc	905

30	Berry Petroleum Company	875

90	Bill Barrett Corporation, (2)	2,800

80	BPZ Resources, Inc., (2)	760

32	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

40	Cabot Oil & Gas Corporation	$1,744

30	Carrizo Oil & Gas, Inc., (2)	795

380	Chesapeake Energy Corporation	9,834

1,000	Chevron Corporation	76,990

40	Cimarex Energy Company	2,119

790	ConocoPhillips	40,345

70	CONSOL Energy Inc.	3,486

70	Continental Resources Inc., (2)	3,002

90	Denbury Resources Inc., (2)	1,332

220	Devon Energy Corporation	16,170

170	El Paso Corporation	1,671

50	Encore Acquisition Company, (2)	2,401

110	EOG Resources, Inc.	10,703

10	Exco Resources Inc.	212

2,600	Exxon Mobil Corporation	177,294

50	Forest Oil Corporation, (2)	1,113

50	Frontline Limited	1,366

150	FX Energy, Inc.	428

90	Golar LNG, Limited	1,154

170	Gran Tiera Energy Inc., (2)	974

20	Gulfport Energy Corporation, (2)	229

100	Hess Corporation	6,050

10	James River Coal Company, (2)	185

30	Knightsbridge Tankers Limited	398

600	Marathon Oil Corporation	18,732

10	Massey Energy Company	420

40	McMoran Exploration Corporation, (2)	321

110	Murphy Oil Corporation	5,962

110	Newfield Exploration Company, (2)	5,305

160	Noble Energy, Inc.	11,395

380	Occidental Petroleum Corporation	30,913

10	Patriot Coal Corporation, (2)	155

140	Peabody Energy Corporation	6,329

30	Penn Virginia Corporation	639

60	Petroquest Energy Inc., (2)	368

80	Pioneer Natural Resources Company	3,854

120	Range Resources Corporation	5,982

10	Rosetta Resources, Inc., (2)	199

20	SandRidge Energy Inc., (2)	189

40	Southern Union Company	908

200	Southwestern Energy Company, (2)	9,640

320	Spectra Energy Corporation	6,563

10	Stone Energy Corporation, (2)	181

10	Swift Energy Company, (2)	240

110	Syntroleum Corporation, (2)	293

20	Toreador Resources Corporation, (2)	198

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

180	Uranium Energy Corporation, (2)	$680

310	Valero Energy Corporation	5,193

20	Venoco Inc., (2)	261

130	Western Refining Inc.	612

10	Whiting Petroleum Corporation, (2)	715

300	Williams Companies, Inc.	6,324

280	XTO Energy, Inc.	13,028
	Total Oil, Gas & Consumable Fuels	541,232
	Paper & Forest Products – 0.4%

60	Buckeye Technologies Inc., (2)	586

20	Glatfelter	243

240	International Paper Company	6,427

140	Louisiana-Pacific Corporation, (2)	977

30	MeadWestvaco Corporation	859

110	Schweitzer-Mauduit International Inc.	7,739

70	Weyerhaeuser Company	3,020
	Total Paper & Forest Products	19,851
	Personal Products – 0.6%

60	Alberto Culver Company	1,757

620	American Oriental Bioengineering Inc.	2,883

70	Avon Products, Inc.	2,205

90	Chattem Inc., (2)	8,397

50	China Sky One Medical Inc., (2)	1,138

50	Estee Lauder Companies Inc., Class A	2,418

90	Mead Johnson Nutrition Company, Class A Shares	3,933

140	NBTY Inc., (2)	6,096

110	USANA Health Sciences, Inc.	3,509
	Total Personal Products	32,336
	Pharmaceuticals – 4.7%

270	Abbott Laboratories	14,577

50	Allergan, Inc.	3,151

40	Ardea Biosciences Inc., (2)	560

300	Auxilium Pharmaceuticals, Inc., (2)	8,994

200	Biomimetic Therapeutics, Inc.	2,386

1,040	Bristol-Myers Squibb Company	26,260

70	Cadence Pharmaceuticals, Inc., (2)	677

290	Eli Lilly and Company	10,356

480	Forest Laboratories, Inc., (2)	15,413

360	ISTA Pharmaceuticals, Inc.	1,642

680	Johnson & Johnson	43,799

60	Medicis Pharmaceutical Corporation	1,623

1,480	Merck & Company Inc.	54,079

40	Mylan Laboratories Inc., (2)	737

370	Nektar Therapautics, (2)	3,448

10	Par Pharmaceuticals Inc., (2)	271

10	Perrigo Company	398

34	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

3,660	Pfizer Inc.	$66,575

40	Pozen Inc., (2)	240

70	ViroPharma, Inc., (2)	587

210	Vivus, Inc., (2)	1,930

80	Warner Chilcott Limited, (2)	2,278
	Total Pharmaceuticals	259,981
	Professional Services – 0.4%

10	Administaff, Inc.	236

40	Corporate Executive Board Company	913

30	CoStar Group, Inc., (2)	1,253

10	FTI Consulting Inc., (2)	472

40	Heidrick & Struggles International, Inc.	1,250

210	Hill International, Inc., (2)	1,310

20	Huron Consulting Group, Inc., (2)	461

10	ICF International, Inc., (2)	268

70	IHS Inc., (2)	3,837

70	Kelly Services, Inc.	835

50	Manpower Inc.	2,729

10	Monster Worldwide Inc., (2)	174

120	MPS Group Inc., (2)	1,649

50	Navigant Consulting Inc., (2)	743

60	Resources Connection, Inc., (2)	1,273

60	School Specialty Inc.	1,403

340	Spherion Corporation, (2)	1,911

20	TrueBlue Inc., (2)	296

40	Watson Wyatt Worldwide, Inc.	1,901
	Total Professional Services	22,914
	Real Estate – 2.7%

40	AMB Property Corp.	1,022

40	American Campus Communities Inc.	1,124

130	American Capital Agency Corporation	3,450

350	Annaly Capital Management Inc.	6,073

160	Anworth Mortgage Asset Corporation	1,120

30	AvalonBay Communities, Inc.	2,463

80	BioMed Realty Trust Inc.	1,262

50	Boston Properties, Inc.	3,354

260	Brandywine Realty Trust	2,964

20	BRE Properties, Inc.	662

100	Camden Property Trust	4,237

100	Capstead Mortgage Corporation	1,365

150	CBL & Associates Properties Inc.	1,451

260	Chimera Investments Corporation	1,009

120	Cousins Properties, Inc.	916

50	Cypress Sharpridge Investments Inc.	676

210	DCT Industrial Trust Inc.	1,054

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Real Estate (continued)

70	Developers Diversified Realty Corporation	$648

240	DiamondRock Hospitality Company, (2)	2,033

40	Douglas Emmett Inc.	570

100	Duke Realty Corporation	1,217

30	EastGroup Properties Inc.	1,148

110	Entertainment Properties Trust	3,880

40	Equity Lifestyles Properties Inc.	2,019

210	Equity Residential	7,094

150	Extra Space Storage Inc.	1,733

20	Federal Realty Investment Trust	1,354

210	Franklin Street Properties Corporation	3,068

60	Hatteras Financial Corp.	1,678

90	Health Care Property Investors Inc.	2,749

30	Health Care REIT, Inc.	1,330

140	Healthcare Realty Trust, Inc.	3,004

150	Highwoods Properties, Inc.	5,003

30	Home Properties New York, Inc.	1,431

80	Hospitality Properties Trust	1,897

255	Host Hotels & Resorts Inc.	2,976

30	Kilroy Realty Corporation	920

330	Kimco Realty Corporation	4,465

470	Kite Realty Group Trust	1,913

100	LaSalle Hotel Properties	2,123

50	Liberty Property Trust	1,601

39	Macerich Company	1,413

40	Mack-Cali Realty Corporation	1,383

160	Medical Properties Trust Inc.	1,600

410	MFA Mortgage Investments, Inc.	3,014

30	Mid-America Apartment Communities	1,448

30	National Health Investors Inc.	1,110

200	National Retail Properties, Inc.	4,244

90	Omega Healthcare Investors Inc.	1,751

40	Plum Creek Timber Company	1,510

30	Post Properties, Inc.	588

90	Potlatch Corporation	2,869

180	ProLogis	2,464

20	PS Business Parks Inc.	1,001

20	Public Storage, Inc.	1,629

670	RAIT Investment Trust	878

20	Rayonier Inc.	843

60	Realty Income Corporation	1,555

80	Redwood Trust Inc.	1,157

30	Regency Centers Corporation	1,052

60	Senior Housing Properties Trust	1,312

60	Simon Property Group, Inc.	4,788

36	Nuveen Investments

Shares	Description (1)	Value

	Real Estate (continued)

30	SL Green Realty Corporation	$1,507

40	Starwood Property Trust Inc.	756

90	Sun Communities Inc.	1,778

300	Sunstone Hotel Investors Inc.	2,664

70	Tanger Factory Outlet Centers	2,729

200	UDR Inc.	3,288

40	Urstadt Biddle Properties Inc.	611

60	Ventas Inc.	2,624

50	Vornado Realty Trust	3,497

60	Washington Real Estate Investment Trust	1,653
	Total Real Estate	148,772
	Real Estate Management & Development – 0.1%

60	CB Richard Ellis Group, Inc., Class A, (2)	814

50	Consolidated Tomoka Land Company	1,747

140	Forestar Real Estate Group Inc.	3,077
	Total Real Estate Management & Development	5,638
	Road & Rail – 1.3%

10	AMERCO, (2)	497

90	Arkansas Best Corporation	2,649

1,000	Avis Budget Group Inc., (2)	13,120

130	Burlington Northern Santa Fe Corporation	12,821

10	Con-Way, Inc.	349

160	CSX Corporation	7,758

10	Heartland Express, Inc.	153

600	Hertz Global Holdings, Inc., (2)	7,152

80	J.B. Hunt Transports Serives Inc.	2,582

120	Kansas City Southern Industries, (2)	3,995

40	Landstar System	1,551

130	Norfolk Southern Corporation	6,815

90	Old Dominion Frght Line	2,763

30	Saia, Inc., (2)	445

140	Union Pacific Corporation	8,946

100	Werner Enterprises, Inc.	1,979

490	YRC Worldwide Inc., (2)	412
	Total Road & Rail	73,987
	Semiconductors & Equipment – 3.0%

20	Actel Corporation, (2)	238

190	Advanced Micro Devices, Inc., (2)	1,839

140	Altera Corporation	3,168

270	Amkor Technology Inc.	1,933

110	Analog Devices, Inc.	3,474

620	Applied Materials, Inc.	8,643

90	Atheros Communications, Inc., (2)	3,082

120	Atmel Corporation, (2)	553

20	ATMI Inc., (2)	372

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

120	Broadcom Corporation, Class A, (2)	$3,774

130	Brooks Automation Inc.	1,115

60	Cabot Microelectronics Corporation, (2)	1,978

60	Cavium Networks, Inc., (2)	1,430

50	Cirrus Logic Inc., (2)	341

110	Cymer, Inc., (2)	4,222

340	Cypress Semiconductor Corporation, (2)	3,590

30	Exar Corporation, (2)	213

390	Fairchild Semiconductor International Inc., Class A, (2)	3,896

60	FEI Company, (2)	1,402

100	FormFactor Inc., (2)	2,176

30	Hittite Microwave Corporation, (2)	1,223

240	Integrated Device Technology, Inc., (2)	1,553

1,640	Intel Corporation	33,456

20	International Rectifier Corporation, (2)	442

130	Intersil Holding Corporation, Class A	1,994

280	IXYS Corporation	2,078

150	KLA-Tencor Corporation	5,424

40	Linear Technology Corporation	1,222

250	LSI Logic Corporation, (2)	1,503

220	Marvell Technology Group Ltd., (2)	4,565

70	Maxim Integrated Products, Inc.	1,421

10	MEMC Electronic Materials, (2)	136

150	Micrel, Incorporated	1,230

20	Microchip Technology Incorporated	581

570	Micron Technology, Inc., (2)	6,019

200	Microsemi Corporation, (2)	3,550

100	Microtune, Inc., (2)	226

90	MIPS Technologies, Inc., (2)	393

40	MKS Instruments Inc., (2)	696

170	Monolithic Power Systems, Inc., (2)	4,075

190	National Semiconductor Corporation	2,918

40	Netlogic Microsystems Inc., (2)	1,850

80	NVE Corporation, (2)	3,305

90	NVIDIA Corporation, (2)	1,681

120	ON Semiconductor Corporation, (2)	1,057

40	Pericom Semiconductor Corporation, (2)	461

220	PMC-Sierra, Inc., (2)	1,905

30	Power Integrations Inc.	1,091

30	Rambus Inc., (2)	732

1,350	RF Micro Devices, Inc., (2)	6,440

100	Semtech Corporation, (2)	1,701

410	Skyworks Solutions Inc., (2)	5,818

10	Supertex Inc., (2)	298

200	Tessera Technologies Inc., (2)	4,654

38	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

290	Texas Instruments Incorporated	$7,557

340	TriQuint Semiconductor, Inc., (2)	2,040

110	Xilinx, Inc.	2,757
	Total Semiconductors & Equipment	165,491
	Software – 3.1%

20	ACI Worldwide, Inc., (2)	343

140	Activision Blizzard Inc., (2)	1,555

90	Adobe Systems Incorporated, (2)	3,310

20	Advent Software Inc., (2)	815

10	ArcSight Inc., (2)	256

120	Ariba Inc., (2)	1,502

90	Asiainfo Holdings, Inc., (2)	2,742

40	Autodesk, Inc., (2)	1,016

70	Blackbaud, Inc.	1,654

90	Blackboard, Inc., (2)	4,085

90	BMC Software, Inc., (2)	3,609

140	CA Inc.	3,144

40	Chordiant Software, Inc., (2)	110

60	Citrix Systems, (2)	2,497

90	CommVault Systems, Inc., (2)	2,132

130	Compuware Corporation, (2)	940

80	Concur Technologies, Inc., (2)	3,420

140	Deltek Inc.	1,089

70	Epicor Software Corporation, (2)	533

30	EPIQ Systems, Inc., (2)	420

50	FactSet Research Systems Inc.	3,294

40	Fair Isaac Corporation	852

250	Henry Jack and Associates Inc.	5,780

190	Informatica Corporation, (2)	4,913

80	Interactive Intelligence, Inc.	1,475

20	Intuit, Inc., (2)	614

190	Lawson Software, Inc., (2)	1,264

150	Mentor Graphics Corporation, (2)	1,325

10	Micros Systems, Inc., (2)	310

1,580	Microsoft Corporation	48,174

10	Microstrategy Inc.	940

60	Net 1 Ueps Technologies, Inc., (2)	1,165

70	NetScout Systems, Inc., (2)	1,025

370	Novell Inc., (2)	1,536

170	Nuance Communications, Inc., (2)	2,642

190	OPNET Technologies, Inc.	2,316

620	Oracle Corporation	15,215

110	Parametric Technology Corporation, (2)	1,797

50	Progress Software Corporation, (2)	1,461

60	PROS Holdings, Inc., (2)	621

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Software (continued)

180	Quest Software Inc., (2)	$3,312

210	Red Hat, Inc., (2)	6,489

10	Rosetta Stone Inc., (2)	180

170	Rovi Corporation, (2)	5,418

130	S1 Corpoartion	848

20	Salesforce.com, Inc., (2)	1,475

80	Solera Holdings Inc.	2,881

170	SonicWALL, Inc., (2)	1,294

50	SuccessFactors, Inc., (2)	829

70	Sybase, Inc., (2)	3,038

140	Symantec Corporation, (2)	2,505

40	Synopsys Inc., (2)	891

60	Take-Two Interactive Software, Inc., (2)	603

50	Taleo Corporation, (2)	1,176

130	TeleCommunication Systems	1,258

140	THQ, Inc.	706

460	Tibco Software Inc., (2)	4,430

10	Tyler Technologies Inc., (2)	199

90	Ultimate Software Group, Inc., (2)	2,643

190	Vasco Data Security International, Inc., (2)	1,191

40	Websense Inc., (2)	698
	Total Software	173,955
	Specialty Retail – 2.6%

40	Abercrombie & Fitch Co., Class A	1,394

60	Advance Auto Parts, Inc.	2,429

10	Aeropostale, Inc., (2)	341

100	America’s Car-Mart, Inc.	2,633

110	Ann Taylor Stores Corporation, (2)	1,500

220	Asbury Automotive Group, Inc., (2)	2,537

190	AutoNation Inc., (2)	3,639

100	bebe stores, inc.	627

10	Bed Bath and Beyond Inc., (2)	386

60	Best Buy Co., Inc.	2,368

90	Buckle Inc.	2,635

30	Cabela’s Incorporated, (2)	428

30	Childrens Place Retail Stores Inc., (2)	990

290	Christopher & Banks Corporation	2,210

200	Colective Brands Inc., (2)	4,554

80	Dress Barn, Inc., (2)	1,848

20	Foot Locker, Inc.	223

40	GameStop Corporation, (2)	878

120	Gap, Inc.	2,514

70	Guess Inc.	2,961

170	Haverty Furniture Companies Inc., (2)	2,334

190	Hhgregg Inc.	4,186

40	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

80	Hibbett Sporting Goods, Inc., (2)	$1,759

1,200	Home Depot, Inc.	34,716

40	Hot Topic, Inc., (2)	254

80	J. Crew Group Inc., (2)	3,579

140	Jo Ann Stores, Inc., (2)	5,074

30	Joseph A Bank Clothiers, Inc., (2)	1,266

80	Limited Brands, Inc.	1,539

550	Lowe’s Companies, Inc.	12,865

170	Mens Wearhouse Inc.	3,580

100	Monro Muffler Brake, Inc.	3,344

110	OfficeMax Inc.	1,396

270	Pacific Sunwear of California, Inc.	1,075

50	Penske Auto Group, Inc.	759

80	PetSmart Inc.	2,135

150	Rent-A-Center Inc., (2)	2,658

40	Ross Stores, Inc.	1,708

20	Sherwin-Williams Company	1,233

100	Signet Jewelers Limited	2,672

140	Staples, Inc.	3,443

80	Talbots, Inc.	713

90	Tiffany & Co.	3,870

80	TJX Companies, Inc.	2,924

70	Tractor Supply Company, (2)	3,706

50	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	907

300	Wet Seal Inc.	1,034

60	Williams-Sonoma Inc.	1,246
	Total Specialty Retail	143,070
	Textiles, Apparel & Luxury Goods – 0.8%

100	Carter’s Inc., (2)	2,624

20	Cherokee Inc.	355

170	Coach, Inc.	6,209

410	Crocs, Inc.	2,357

20	Deckers Outdoor Corporation, (2)	2,033

140	FGX International Limited, (2)	2,742

10	Fossil Inc., (2)	335

170	Iconix Brand Group, Inc., (2)	2,150

40	Jones Apparel Group, Inc.	641

30	K Swiss, Inc.	297

40	Maidenform Brands Inc., (2)	667

20	Movado Group Inc.	193

130	Nike, Inc., Class B	8,588

20	Oxford Industries Inc.	413

760	Quicksilver Inc.	1,534

10	Steven Madden Limited, (2)	411

10	Under Armour, Inc., (2)	272

40	UniFirst Corporation	1,923

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

40	VF Corporation	$2,929

70	Volcom, Inc., (2)	1,171

70	Warnaco Group, Inc., (2)	2,952

80	Weyco Group, Inc.	1,890
	Total Textiles, Apparel & Luxury Goods	42,686
	Thrifts & Mortgage Finance – 0.4%

260	Astoria Financial Corporation	3,231

210	Bank Mutual Corporation	1,452

50	Dime Community Bancshares, Inc.	585

110	First Financial Holdings, Inc.	1,428

170	First Niagara Financial Group Inc.	2,364

50	Flushing Financial Corporation	562

20	Home Federal Bancorp, Inc.	265

140	Hudson City Bancorp, Inc.	1,921

540	MGIC Investment Corporation	3,120

20	New York Community Bancorp, Inc.	289

190	Ocwen Financial Corporation	1,817

20	Oritani Financial Corporation	274

150	People’s United Financial, Inc.	2,504

130	TFS Financial Corporation	1,577

10	TrustCo Bank Corporation NY	62

30	United Financial Bancorp.	392

90	Viewpoint Financial Group	1,296
	Total Thrifts & Mortgage Finance	23,139
	Tobacco – 0.9%

680	Altria Group, Inc.	13,347

40	Lorillard Inc.	3,208

540	Philip Morris International	26,022

130	Reynolds American Inc.	6,885

10	Universal Corporation	455

30	Vector Group Ltd.	419
	Total Tobacco	50,336
	Trading Companies & Distributors – 0.2%

20	Aircastle LTD	196

20	Applied Industrial Technologies Inc.	440

20	Beacon Roofing Supply Company, (2)	319

20	GATX Corporation	574

30	Interline Brands Inc., (2)	517

70	Kaman Corporation	1,615

160	TAL International Group Inc.	2,116

70	Watsco Inc.	3,428

10	WESCO International Inc., (2)	269
	Total Trading Companies & Distributors	9,474
	Water Utilities – 0.2%

100	American States Water Co	3,540

20	Aqua America Inc.	349

42	Nuveen Investments

Shares	Description (1)			Value

	Water Utilities (continued)

20	California Water Service Group			$735

190	Consolidated Water Company, Limited			2,714

110	SJW Corporation			2,482

100	York Water Company			1,450
	Total Water Utilities			11,270
	Wireless Telecommunication Services – 0.6%

140	American Tower Corporation, (2)			6,048

100	Crown Castle International Corporation, (2)			3,903

20	Leap Wireless International, Inc., (2)			350

10	Metropcs Communications Inc., (2)			75

160	NII Holdings Inc., Class B, (2)			5,372

110	NTELOS Holdings Corporation			1,959

20	SBA Communications Corporation, (2)			682

2,010	Sprint Nextel Corporation, (2)			7,356

100	Syniverse Holdings Inc., (2)			1,747

30	Telephone and Data Systems Inc.			1,017

20	United States Cellular Corporation, (2)			847

160	USA Mobility Inc., (2)			1,761
	Total Wireless Telecommunication Services			31,117
	Total Common Stocks (cost $5,143,033)			5,408,258

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Short-Term Investments – 2.8%

$157	Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $156,583, collateralized by $160,000 U.S. Treasury Bills, 0.000%, due 7/01/10, value $159,840	0.000%	1/04/10	$156,583
	Total Short-Term Investments (cost $156,583)			156,583
	Total Investments (cost $5,299,616) – 100.2%			5,564,841
	Other Assets Less Liabilities – (0.2)%			(12,109)
	Net Assets – 100%			$5,552,732

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Assets and Liabilities (Unaudited)

December 31, 2009

Assets
Investments, at value (cost $5,299,616)	$5,564,841
Receivables:
Dividends	7,761
From Adviser	21,218
Total assets	5,593,820
Liabilities
Accrued other expenses	41,088
Total liabilities	41,088
Net assets	$5,552,732
Shares outstanding	330,236
Net asset value per share	$16.81
Net Assets Consist of:
Capital paid-in	$6,855,401
Undistributed (Over-distribution of) net investment income	13,021
Accumulated net realized gain (loss) from investments	(1,580,915)
Net unrealized appreciation (depreciation) of investments	265,225
Net assets	$5,552,732

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2009

Investment Income	$56,011
Expenses
Management fees	14,280
Shareholders’ servicing agent fees and expenses	63
Custodian’s fees and expenses	72,196
Trustees’ fees and expenses	61
Professional fees	4,333
Shareholders’ reports – printing and mailing expenses	15,112
Federal and state registration fees	118
Other expenses	965
Total expenses before expense reimbursement	107,128
Expense reimbursement	(86,240)
Net expenses	20,888
Net investment income	35,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(113,843)
Net unrealized appreciation (depreciation) of investments	1,045,711
Net realized and unrealized gain (loss)	931,868
Net increase (decrease) in net assets from operations	$966,991

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income	$35,123	$87,039
Net realized gain (loss) from investments	(113,843)	(1,468,814)
Net unrealized appreciation (depreciation) of investments	1,045,711	(780,486)
Net increase (decrease) in net assets from operations	966,991	(2,162,261)
Distributions to Shareholders
From net investment income	(82,988)	(24,986)
Decrease in net assets from distributions to shareholders	(82,988)	(24,986)
Fund Share Transactions
Proceeds from sale of shares	212,999	7,623,977
Cost of shares redeemed	(286,000)	(695,000)
Net increase (decrease) in net assets from Fund share transactions	(73,001)	6,928,977
Net increase (decrease) in net assets	811,002	4,741,730
Net assets at the beginning of period	4,741,730	—
Net assets at the end of period	$5,552,732	$4,741,730
Undistributed (Over-distribution of) net investment income at the end of period	$13,021	$60,886

See accompanying notes to financial statements.

46	Nuveen Investments

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen U.S. Equity Completeness Fund, (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). “NAM”).

Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies.

The Fund’s only investors are the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (individually, an “Allocation Fund,” and collectively, the “Allocation Funds”). Each Allocation Fund is a “fund of funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The Fund is managed with the goal of outperforming a customized benchmark that is designed so that, when it is combined with the benchmarks of the U.S. equity-focused Underlying Funds included in the Allocation Funds, it approximates the performance of the Russell 3000 Index. This process seeks to optimize return while targeting a tracking error of 1.50% relative to the customized benchmark.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Sales Charge Program

The Fund’s shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Instruments

The Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,408,258	$—	$—	$5,408,258
Short-Term Investments	156,583	—	—	156,583
Total	$5,564,841	$—	$—	$5,564,841

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended December 31, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold	13,031	$212,999	384,419	$7,623,977
Shares redeemed	(18,069)	(286,000)	(49,145)	(695,000)
Net increase (decrease)	(5,038)	$(73,001)	335,274	$6,928,977

48	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended December 31, 2009, aggregated $2,445,703 and $2,530,762, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments was $5,300,327.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$559,885
Depreciation	(295,371)
Net unrealized appreciation (depreciation) of investments	$264,514

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$61,028
Undistributed net long-term capital gains	244
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$24,986
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $1,466,853 are treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is .35% of average daily net assets.

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Fund through October 31, 2011, so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.05% after October 31, 2011) of the average daily net assets of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At December 31, 2009, Nuveen owned 1,250 shares of the Fund.

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

50	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
2010(d)	$14.14	$.11	$2.81	$2.92	$(.25)	$—	$(.25)	$16.81	20.64%
2009	20.00	.28	(6.07)	(5.79)	(.07)	—	(.07)	14.14	(28.96)

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
$5,553	4.07	%*	(1.94	)%*	.79	%*	1.33	%*	48%
4,742	3.38		(.57)		.80		2.02		69

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

56	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	57

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-COMP-1209P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

December 31, 2009

Nuveen Enhanced Core Equity Fund	Nuveen Enhanced Mid-Cap Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board and Lead Independent Director

February 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Enhanced Core Equity Fund and the Nuveen Enhanced Mid-Cap Fund feature management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. Both Funds are co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David, John and Rob about the key investment strategies and performance of the Funds for the six-month period ending December 31, 2009.

How did the Funds perform during the six-month period ended December 31, 2009?

The table on page four provides performance information for both Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ended December 31, 2009. The table also compares each Fund’s performance to industry and general market indexes. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period?

The proprietary, risk-controlled HydePark wealth creation model was used to manage the Funds during this six-month period and since the inception of the Funds. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Funds.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Funds.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index for the Enhanced Core Equity Fund and Russell Midcap Index for the Enhanced Mid-Cap Fund) for possible inclusion in the respective portfolios. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio. This process produces what HydePark believes are well-diversified, efficient

2	Nuveen Investments

portfolios that attempt to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmarks. Both portfolios typically contain a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolios are monitored daily with rebalances occurring quarterly.

How did these strategies influence performance?

Nuveen Enhanced Core Equity Fund

Class A Shares (at net asset value) for the Nuveen Enhanced Core Equity Fund underperformed the Lipper and S&P 500 indexes during the reporting period.

We believe the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from the Fund’s relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero. However, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund sometimes will overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: the return attributable to the Fund’s sector weightings and the return attributable to the performance of individual stocks within each sector.

On average, during the reporting period, the Fund was overweight in consumer staples, health care, telecommunication services and utility stocks. The largest single overweight was in health care, where the Fund was, on average, 0.58% overweight versus the index. The largest single underweight was, on average, in financials, where the Fund was 1.15% underweight versus the index. Overall, sector weightings had a negative impact on the Fund’s performance relative to the index.

Performance attributable to the individual stock holdings was, on the whole, a positive for the Fund during the reporting period. Stock picks within the industrial sector having the largest positive impact. The holdings within the information technology sector were also a positive for the Fund. Holdings within the energy and financial sectors resulted in negative relative performance for the Fund.

Nuveen Enhanced Mid-Cap Fund

Class A Shares (at net asset value) for the Nuveen Enhanced Mid-Cap Fund outperformed the Lipper index and underperformed the Russell MidCap Index during the reporting period.

Similar to the Nuveen Enhanced Core Equity Fund, we employ a quantitative, risk-controlled process for this Fund that weighted every stock in the portfolio according to our five wealth creation fundamentals. We believe the resultant portfolio should, under normal circumstances, track its benchmark portfolios closely, with value-added potential coming from our relative overweights/underweights of each stock versus the index. We

Nuveen Investments	3

1	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. Since inception return is from 12/31/07, as index performance is based on month end data. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. Since inception return is from 12/31/07, as index performance is based on month end data. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. Since inception return is from 12/31/07, as index performance is based on month end data. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. Since inception return is from 12/31/07, as index performance is based on month end data. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero. However, the HydePark process is not constrained to be industry or sector neutral. As a result, the Fund sometimes is overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed in two parts: the return attributable to the Fund’s sector weightings and the return attributable to the performance of individual stocks within each sector.

On average, during this reporting period, the Fund was comparatively overweight in the energy, consumer discretionary, consumer staples, health care, financials and utilities sectors. The largest overweight was in financials and utilities where the Fund was, on average, 1.65% overweight versus the Russell index. The largest single sector underweight was, on average, in information technology, where the Fund was 2.40% underweight versus the Russell index. Overall, sector weightings were a drag on the Fund’s relative performance versus the index.

Performance attributable to the individual stock weightings was, on the whole, a net negative for the Fund relative to the Russell index during this period. Stock selection was positive in the information technology and utilities sectors. Selection was a negative within the industrials, consumer discretionary, financials, and health care sectors.

Class A Shares – Average Annual Total Returns

As of 12/31/09

	Cumulative	Average Annual
			Since inception
	6-Month	1-Year	(12/3/2007)
Nuveen Enhanced Core Equity Fund
A Shares at NAV	21.54%	22.23%	-11.65%
A Shares at Offer	14.53%	15.23%	-14.13%
Lipper Large-Cap Core Funds Index[1]	21.64%	28.15%	-9.87%
S&P 500 Stock Index[2]	22.59%	26.46%	-10.42%
Nuveen Enhanced Mid-Cap Fund
A Shares at NAV	27.21%	33.15%	-12.60%
A Shares at Offer	19.90%	25.49%	-15.05%
Lipper Mid-Cap Core Funds Index[3]	23.90%	26.59%	-7.27%
Russell Midcap Index[4]	27.76%	40.48%	-8.99%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a contractual agreement between the Funds and the investment adviser to waive certain fees and expenses; see p. 50 of this report for more information. In addition, returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Enhanced Core Equity Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NEEAX	NEECX	NEERX
NAV	$14.70	$14.72	$14.69
Latest Ordinary Income Distribution[1]	$0.4107	$0.3144	$0.4428
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	22.23%	15.23%
Since Inception	-11.65%	-14.13%

C Shares	NAV
1-Year	21.22%
Since Inception	-12.32%

I Shares	NAV
1-Year	22.50%
Since Inception	-11.44%

Top Five Common Stock Holdings[3]
Exxon Mobil Corporation	3.7%
Microsoft Corporation	2.5%
Apple, Inc.	2.4%
JPMorgan Chase & Co.	2.3%
International Business Machines Corporation (IBM)	2.0%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$14,253
Number of Common Stocks	488

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.52%	0.75%	6/30/09
Class C	2.31%	1.50%	6/30/09
Class I	1.23%	0.50%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010.

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009, and ordinary income paid on December 31, 2009, if any.

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

3	As a percentage of total common stocks as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	5

Fund Spotlight as of 12/31/09 Nuveen Enhanced Core Equity Fund

Industries[1]
Oil, Gas & Consumable Fuels	8.8%
Computers & Peripherals	6.8%
Pharmaceuticals	5.6%
Diversified Financial Services	4.9%
Software	4.1%
Diversified Telecommunication Services	3.2%
Capital Markets	3.2%
Media	3.0%
Insurance	3.0%
Aerospace & Defense	2.6%
Semiconductors & Equipment	2.6%
Communications Equipment	2.4%
Internet Software & Services	2.4%
Beverages	2.4%
Health Care Providers & Services	2.3%
Food & Staples Retailing	2.2%
Specialty Retail	2.1%
Commercial Banks	2.0%
Industrial Conglomerates	2.0%
Household Products	2.0%
Energy Equipment & Services	1.9%
Chemicals	1.9%
Health Care Equipment & Supplies	1.9%
Electric Utilities	1.8%
Machinery	1.8%
Tobacco	1.6%
Hotels, Restaurants & Leisure	1.6%
Short-Term Investments	1.0%
Other	18.9%

1	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,215.40	$1,211.30	$1,217.10	$1,021.48	$1,017.64	$1,022.74
Expenses Incurred During Period	$4.13	$8.36	$2.74	$3.77	$7.63	$2.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.50% and .49% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen Enhanced Mid-Cap Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NDPAX	NDPCX	NDPRX
NAV	$14.63	$14.66	$14.61
Latest Ordinary Income Distribution[1]	$0.1922	$0.1017	$0.2224
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	33.15%	25.49%
Since Inception	-12.60%	-15.50%

C Shares	NAV
1-Year	32.23%
Since Inception	-13.25%

I Shares	NAV
1-Year	33.57%
Since Inception	-12.37%

Top Five Common Stock Holdings[3]
Hartford Financial Services Group, Inc.	0.9%
Annaly Capital Management Inc.	0.9%
International Paper Company	0.8%
Western Digital Corporation	0.7%
Genworth Financial, Inc.	0.7%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,351
Number of Common Stocks	713

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	7.84%	0.80%	6/30/09
Class C	8.61%	1.55%	6/30/09
Class I	7.68%	0.55%	6/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010.

1	Ordinary income distribution consists of ordinary income paid December 31, 2009

2	As a percentage of total investments as of December 31, 2009. Holdings are subject to change.

3	As a percentage of total common stocks as of December 31, 2009. Holdings are subject to change.

4	Rounds to less than 0.1%.

Nuveen Investments	7

Fund Spotlight as of 12/31/09 Nuveen Enhanced Mid-Cap Fund

Industries[1]
Insurance	6.8%
Real Estate	5.8%
Oil, Gas & Consumable Fuels	4.7%
Machinery	4.2%
Specialty Retail	4.1%
Energy Equipment & Services	3.6%
Chemicals	3.5%
Semiconductors & Equipment	3.4%
Multi-Utilities	3.3%
Health Care Providers & Services	3.1%
Media	2.9%
Computers & Peripherals	2.6%
IT Services	2.6%
Capital Markets	2.5%
Food Products	2.4%
Hotels, Restaurants & Leisure	2.2%
Commercial Banks	2.1%
Health Care Equipment & Supplies	2.0%
Electric Utilities	1.9%
Software	1.9%
Aerospace & Defense	1.8%
Electronic Equipment & Instruments	1.7%
Metals & Mining	1.7%
Household Durables	1.7%
Multiline Retail	1.7%
Internet & Catalog Retail	1.5%
Paper & Forest Products	1.3%
Diversified Telecommunication Services	1.3%
Independent Power Producers & Energy Traders	1.3%
Beverages	1.3%
Other	19.1%

1	As a percentage of total common stocks as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,272.10	$1,266.80	$1,273.80	$1,021.22	$1,017.39	$1,022.48
Expenses Incurred During Period	$4.52	$8.86	$3.09	$4.02	$7.88	$2.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.55% and .54% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 2.6%

800	Boeing Company	$43,304

500	General Dynamics Corporation	34,085

200	Goodrich Corporation	12,850

1,200	Honeywell International Inc.	47,040

200	ITT Industries, Inc.	9,948

100	L-3 Communications Holdings, Inc.	8,695

400	Lockheed Martin Corporation	30,140

500	Northrop Grumman Corporation	27,925

200	Precision Castparts Corporation	22,070

400	Raytheon Company	20,608

300	Rockwell Collins, Inc.	16,608

1,400	United Technologies Corporation	97,174
	Total Aerospace & Defense	370,447
	Air Freight & Logistics – 0.6%

100	C.H. Robinson Worldwide, Inc.	5,873

100	Expeditors International of Washington, Inc.	3,473

300	FedEx Corporation	25,035

900	United Parcel Service, Inc., Class B	51,633
	Total Air Freight & Logistics	86,014
	Airlines – 0.0%

300	Southwest Airlines Co.	3,429
	Auto Components – 0.2%

500	Goodyear Tire & Rubber Company, (2)	7,050

1,000	Johnson Controls, Inc.	27,240
	Total Auto Components	34,290
	Automobiles – 0.7%

8,400	Ford Motor Company, (2)	84,000

500	Harley-Davidson, Inc.	12,600
	Total Automobiles	96,600
	Beverages – 2.3%

100	Brown-Forman Corporation	5,357

3,000	Coca-Cola Company	171,000

600	Coca-Cola Enterprises Inc.	12,720

300	Constellation Brands, Inc., Class A, (2)	4,779

400	Dr. Pepper Snapple Group	11,320

200	Molson Coors Brewing Company, Class B	9,032

300	Pepsi Bottling Group, Inc.	11,250

1,800	PepsiCo, Inc.	109,440
	Total Beverages	334,898
	Biotechnology – 0.7%

800	Amgen Inc., (2)	45,256

300	Biogen Idec Inc., (2)	16,050

200	Celgene Corporation, (2)	11,136

100	Genzyme Corporation, (2)	4,901

Nuveen Investments	9

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Biotechnology (continued)

600	Gilead Sciences, Inc., (2)	$25,968
	Total Biotechnology	103,311
	Building Products – 0.0%

500	Masco Corporation	6,905
	Capital Markets – 3.1%

500	Ameriprise Financial, Inc.	19,410

700	Bank of New York Company, Inc.	19,579

800	Charles Schwab Corporation	15,056

2,900	E*Trade Group Inc., (2)	5,075

100	Federated Investors Inc.	2,750

300	Franklin Resources, Inc.	31,605

1,200	Goldman Sachs Group, Inc.	202,608

700	Invesco LTD	16,443

300	Janus Capital Group Inc.	4,035

300	Legg Mason, Inc.	9,048

2,900	Morgan Stanley	85,840

200	Northern Trust Corporation	10,480

200	State Street Corporation	8,708

300	T. Rowe Price Group Inc.	15,975
	Total Capital Markets	446,612
	Chemicals – 1.9%

400	Air Products & Chemicals Inc.	32,424

100	Airgas, Inc.	4,760

100	CF Industries Holdings, Inc.	9,078

2,000	Dow Chemical Company	55,260

1,500	E.I. Du Pont de Nemours and Company	50,505

200	Eastman Chemical Company	12,048

200	Ecolab Inc.	8,916

100	FMC Corporation	5,576

100	International Flavors & Fragrances Inc.	4,114

400	Monsanto Company	32,700

300	PPG Industries, Inc.	17,562

400	Praxair, Inc.	32,124

100	Sigma-Aldrich Corporation	5,053
	Total Chemicals	270,120
	Commercial Banks – 2.0%

800	BB&T Corporation	20,296

200	Comerica Incorporated	5,914

1,200	Fifth Third Bancorp.	11,700

500	First Horizon National Corporation, (2)	6,707

900	Huntington BancShares Inc.	3,285

400	KeyCorp.	2,220

100	M&T Bank Corporation	6,689

600	Marshall and Ilsley Corporation	3,270

600	PNC Financial Services Group, Inc.	31,674

1,500	Regions Financial Corporation	7,935

10	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

400	SunTrust Banks, Inc.	$8,116

1,700	U.S. Bancorp	38,267

5,100	Wells Fargo & Company	137,649

200	Zions Bancorporation	2,566
	Total Commercial Banks	286,288
	Commercial Services & Supplies – 0.5%

100	Avery Dennison Corporation	3,649

200	Cintas Corporation	5,210

200	Iron Mountain Inc., (2)	4,552

300	Pitney Bowes Inc.	6,828

500	R.R. Donnelley & Sons Company	11,135

400	Republic Services, Inc.	11,324

700	Waste Management, Inc.	23,667
	Total Commercial Services & Supplies	66,365
	Communications Equipment – 2.4%

8,100	Cisco Systems, Inc., (2)	193,914

200	Harris Corporation	9,510

500	JDS Uniphase Corporation, (2)	4,125

700	Juniper Networks Inc., (2)	18,669

3,900	Motorola, Inc., (2)	30,264

1,800	QUALCOMM, Inc.	83,268

500	Tellabs Inc., (2)	2,840
	Total Communications Equipment	342,590
	Computers & Peripherals – 6.7%

1,600	Apple, Inc., (2)	337,376

2,100	Dell Inc., (2)	30,156

3,300	EMC Corporation, (2)	57,651

3,200	Hewlett-Packard Company	164,832

2,100	International Business Machines Corporation (IBM)	274,890

100	Lexmark International, Inc., Class A, (2)	2,598

700	Network Appliance Inc., (2)	24,073

200	QLogic Corporation, (2)	3,774

300	SanDisk Corporation, (2)	8,697

1,600	Sun Microsystems Inc., (2)	14,992

400	Teradata Corporation, (2)	12,572

600	Western Digital Corporation, (2)	26,490
	Total Computers & Peripherals	958,101
	Construction & Engineering – 0.1%

200	Fluor Corporation	9,008

100	Jacobs Engineering Group, Inc., (2)	3,761

200	Quanta Services Incorporated, (2)	4,168
	Total Construction & Engineering	16,937
	Consumer Finance – 1.0%

2,500	American Express Company	101,300

600	Capital One Financial Corporation	23,004

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Consumer Finance (continued)

1,300	Discover Financial Services	$19,123

400	SLM Corporation, (2)	4,508
	Total Consumer Finance	147,935
	Containers & Packaging – 0.2%

100	Ball Corporation	5,170

200	Bemis Company, Inc.	5,930

200	Owens-Illinois, Inc., (2)	6,574

100	Pactiv Corporation, (2)	2,414

300	Sealed Air Corporation	6,558
	Total Containers & Packaging	26,646
	Distributors – 0.1%

200	Genuine Parts Company	7,592
	Diversified Consumer Services – 0.1%

100	Apollo Group, Inc., (2)	6,058

400	H & R Block Inc.	9,048
	Total Diversified Consumer Services	15,106
	Diversified Financial Services – 4.8%

17,700	Bank of America Corporation	266,562

12,800	Citigroup Inc.	42,368

100	CME Group, Inc.	33,595

100	Intercontinental Exchange, Inc., (2)	11,230

7,600	JPMorgan Chase & Co.	316,692

100	Leucadia National Corporation, (2)	2,379

200	Moody's Corporation	5,360

100	Nasdaq Stock Market, Inc., (2)	1,982

300	New York Stock Exchange Euronext	7,590
	Total Diversified Financial Services	687,758
	Diversified Telecommunication Services – 3.2%

9,000	AT&T Inc.	252,270

700	CenturyTel, Inc.	25,347

600	Frontier Communications Corporation	4,686

3,000	Qwest Communications International Inc.	12,630

4,600	Verizon Communications Inc.	152,398

800	Windstream Corporation	8,792
	Total Diversified Telecommunication Services	456,123
	Electric Utilities – 1.8%

100	Allegheny Energy, Inc.	2,348

700	American Electric Power Company, Inc.	24,353

2,300	Duke Energy Corporation	39,583

500	Edison International	17,390

200	Entergy Corporation	16,368

700	Exelon Corporation	34,209

300	FirstEnergy Corp.	13,935

600	FPL Group, Inc.	31,692

300	Northeast Utilities	7,737

12	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

300	Pepco Holdings, Inc.	$5,055

200	Pinnacle West Capital Corporation	7,316

400	PPL Corporation	12,924

400	Progress Energy, Inc.	16,404

900	Southern Company	29,988
	Total Electric Utilities	259,302
	Electrical Equipment – 0.4%

1,000	Emerson Electric Company	42,600

200	Rockwell Automation, Inc.	9,396

100	Roper Industries Inc.	5,237
	Total Electrical Equipment	57,233
	Electronic Equipment & Instruments – 0.6%

500	Agilent Technologies, Inc., (2)	15,535

300	Amphenol Corporation, Class A	13,854

2,600	Corning Incorporated	50,206

100	FLIR Systems Inc., (2)	3,272

300	Jabil Circuit Inc.	5,211

200	Molex Inc.	4,310
	Total Electronic Equipment & Instruments	92,388
	Energy Equipment & Services – 1.9%

400	Baker Hughes Incorporated	16,192

600	BJ Services Company	11,160

400	Cooper Cameron Corporation, (2)	16,720

100	Diamond Offshore Drilling, Inc.	9,842

200	FMC Technologies Inc., (2)	11,568

1,700	Halliburton Company	51,153

500	Nabors Industries Inc., (2)	10,945

700	National-Oilwell Varco Inc.	30,863

300	Rowan Companies Inc., (2)	6,792

1,500	Schlumberger Limited	97,635

300	Smith International, Inc.	8,151
	Total Energy Equipment & Services	271,021
	Food & Staples Retailing – 2.2%

500	Costco Wholesale Corporation	29,585

1,500	CVS Caremark Corporation	48,315

600	Kroger Co.	12,318

600	Safeway Inc.	12,774

500	SUPERVALU INC.	6,355

800	Sysco Corporation	22,352

1,800	Walgreen Co.	66,096

2,000	Wal-Mart Stores, Inc.	106,900

300	Whole Foods Market, Inc., (2)	8,235
	Total Food & Staples Retailing	312,930
	Food Products – 1.5%

800	Archer-Daniels-Midland Company	25,048

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Food Products (continued)

200	Campbell Soup Company	$6,760

800	ConAgra Foods, Inc.	18,440

200	Dean Foods Company, (2)	3,608

400	General Mills, Inc.	28,324

400	H.J. Heinz Company	17,104

200	Hershey Foods Corporation	7,158

100	Hormel Foods Corporation	3,845

200	JM Smucker Company	12,350

300	Kellogg Company	15,960

1,800	Kraft Foods Inc.	48,924

200	McCormick & Company, Incorporated	7,226

1,200	Sara Lee Corporation	14,616

600	Tyson Foods, Inc., Class A	7,362
	Total Food Products	216,725
	Gas Utilities – 0.2%

200	EQT Corporation	8,784

100	Nicor Inc.	4,210

200	Questar Corporation	8,314
	Total Gas Utilities	21,308
	Health Care Equipment & Supplies – 1.9%

500	Baxter International, Inc.	29,340

300	Becton, Dickinson and Company	23,658

1,800	Boston Scientific Corporation, (2)	16,200

100	C. R. Bard, Inc.	7,790

300	CareFusion Corporation, (2)	7,503

200	DENTSPLY International Inc.	7,034

300	Hospira Inc., (2)	15,300

100	Intuitive Surgical, Inc., (2)	30,332

1,600	Medtronic, Inc.	70,368

400	Saint Jude Medical Inc., (2)	14,712

300	Stryker Corporation	15,111

100	Varian Medical Systems, Inc., (2)	4,685

400	Zimmer Holdings, Inc., (2)	23,644
	Total Health Care Equipment & Supplies	265,677
	Health Care Providers & Services – 2.3%

500	Aetna Inc.	15,850

500	AmerisourceBergen Corporation	13,035

600	Cardinal Health, Inc.	19,344

600	CIGNA Corporation	21,162

300	Coventry Health Care, Inc., (2)	7,287

100	Davita Inc., (2)	5,874

400	Express Scripts, Inc., (2)	34,580

300	Humana Inc., (2)	13,167

100	Laboratory Corporation of America Holdings, (2)	7,484

500	McKesson HBOC Inc.	31,250

14	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

700	Medco Health Solutions, Inc., (2)	$44,737

100	Patterson Companies, Inc., (2)	2,798

200	Quest Diagnostics Incorporated	12,076

1,200	Tenet Healthcare Corporation, (2)	6,468

1,500	UnitedHealth Group Incorporated	45,720

800	Wellpoint Inc., (2)	46,632
	Total Health Care Providers & Services	327,464

	Health Care Technology – 0.1%

400	IMS Health Incorporated	8,424
	Hotels, Restaurants & Leisure – 1.6%

800	Carnival Corporation, (2)	25,352

300	Darden Restaurants, Inc.	10,521

600	International Game Technology	11,262

300	Marriott International, Inc., Class A	8,175

1,300	McDonald's Corporation	81,172

1,600	Starbucks Corporation, (2)	36,896

400	Starwood Hotels & Resorts Worldwide, Inc.	14,628

500	Wyndham Worldwide Corporation	10,085

100	Wynn Resorts Ltd	5,823

600	YUM! Brands, Inc.	20,982
	Total Hotels, Restaurants & Leisure	224,896
	Household Durables – 0.4%

100	Black & Decker Corporation	6,483

500	D.R. Horton, Inc.	5,435

100	Fortune Brands Inc.	4,320

200	Harman International Industries Inc.	7,056

300	Leggett and Platt Inc.	6,120

300	Lennar Corporation, Class A	3,831

300	Newell Rubbermaid Inc.	4,503

200	Whirlpool Corporation	16,132
	Total Household Durables	53,880
	Household Products – 2.0%

200	Clorox Company	12,200

700	Colgate-Palmolive Company	57,505

600	Kimberly-Clark Corporation	38,226

2,900	Procter & Gamble Company	175,827
	Total Household Products	283,758
	Independent Power Producers & Energy Traders – 0.2%

1,400	AES Corporation, (2)	18,634

300	Constellation Energy Group	10,551
	Total Independent Power Producers & Energy Traders	29,185
	Industrial Conglomerates – 2.0%

800	3M Co.	66,136

14,000	General Electric Company	211,820

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

400	Textron Inc.	$7,524
	Total Industrial Conglomerates	285,480
	Insurance – 2.9%

700	AFLAC Incorporated	32,375

800	Allstate Corporation	24,032

200	American International Group, (2)	5,996

200	Aon Corporation	7,668

200	Assurant Inc.	5,896

400	Chubb Corporation	19,672

200	Cincinnati Financial Corporation	5,248

1,800	Genworth Financial Inc., Class A, (2)	20,430

1,400	Hartford Financial Services Group, Inc.	32,564

500	Lincoln National Corporation	12,440

600	Loews Corporation	21,810

500	Marsh & McLennan Companies, Inc.	11,040

1,200	MetLife, Inc.	42,420

800	Principal Financial Group, Inc.	19,232

700	Progressive Corporation, (2)	12,593

1,300	Prudential Financial, Inc.	64,688

100	Torchmark Corporation	4,395

900	Travelers Companies, Inc.	44,874

600	Unum Group	11,712

1,000	XL Capital Ltd, Class A	18,330
	Total Insurance	417,415
	Internet & Catalog Retail – 1.0%

800	Amazon.com, Inc., (2)	107,616

600	Expedia, Inc., (2)	15,426

100	Priceline.com Incorporated, (2)	21,850
	Total Internet & Catalog Retail	144,892
	Internet Software & Services – 2.4%

300	Akamai Technologies, Inc., (2)	7,599

2,500	eBay Inc., (2)	58,850

400	Google Inc., Class A, (2)	247,992

100	VeriSign, Inc., (2)	2,424

1,100	Yahoo! Inc., (2)	18,458
	Total Internet Software & Services	335,323
	IT Services – 1.6%

100	Affiliated Computer Services, Inc., (2)	5,969

600	Automatic Data Processing, Inc.	25,692

700	Cognizant Technology Solutions Corporation, Class A, (2)	31,710

400	Computer Sciences Corporation, (2)	23,012

500	Fidelity National Information Services	11,720

200	Fiserv, Inc., (2)	9,696

100	MasterCard, Inc.	25,598

400	Paychex, Inc.	12,256

16	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

200	SAIC, Inc., (2)	$3,788

300	Total System Services Inc.	5,181

600	Visa Inc.	52,476

800	Western Union Company	15,080
	Total IT Services	222,178
	Leisure Equipment & Products – 0.2%

200	Hasbro, Inc.	6,412

700	Mattel, Inc.	13,986
	Total Leisure Equipment & Products	20,398
	Life Sciences Tools & Services – 0.4%

300	Life Technologies Corporation, (2)	15,669

100	Millipore Corporation, (2)	7,235

100	Perkinelmer Inc.	2,059

600	Thermo Fisher Scientific, Inc., (2)	28,614

100	Waters Corporation, (2)	6,196
	Total Life Sciences Tools & Services	59,773
	Machinery – 1.8%

1,200	Caterpillar Inc.	68,388

300	Cummins Inc.	13,758

300	Danaher Corporation	22,560

700	Deere & Company	37,863

300	Dover Corporation	12,483

300	Eaton Corporation	19,086

100	Flowserve Corporation	9,453

600	Illinois Tool Works, Inc.	28,794

400	PACCAR Inc.	14,508

100	Pall Corporation	3,620

200	Parker Hannifin Corporation	10,776

100	Snap-on Incorporated	4,226

100	Stanley Works	5,151
	Total Machinery	250,666
	Media – 3.0%

1,300	CBS Corporation, Class B	18,265

2,700	Comcast Corporation, Class A	45,522

1,400	DIRECTV Group, Inc., (2)	46,690

300	Gannett Company Inc.	4,455

800	Interpublic Group Companies, Inc., (2)	5,904

400	McGraw-Hill Companies, Inc.	13,404

100	Meredith Corporation	3,085

100	New York Times, Class A, (2)	1,236

2,900	News Corporation, Class A	39,701

400	Omnicom Group, Inc.	15,660

100	Scripps Networks Interactive, Class A Shares	4,150

800	Time Warner Cable, Class A, (2)	33,112

2,100	Time Warner Inc.	61,194

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Media (continued)

1,500	Viacom Inc., Class B, (2)	$44,595

2,600	Walt Disney Company	83,850
	Total Media	420,823
	Metals & Mining – 1.3%

200	AK Steel Holding Corporation	4,270

800	Alcoa Inc.	12,896

100	Allegheny Technologies, Inc.	4,477

200	Cliffs Natural Resources Inc.	9,218

1,200	Freeport-McMoRan Copper & Gold, Inc., (2)	96,348

800	Newmont Mining Corporation	37,848

300	Nucor Corporation	13,995

100	Titanium Metals Corporation, (2)	1,252

100	United States Steel Corporation	5,512
	Total Metals & Mining	185,816
	Multiline Retail – 1.1%

100	Big Lots, Inc., (2)	2,898

200	Family Dollar Stores, Inc.	5,566

1,000	Federated Department Stores, Inc.	16,760

500	J.C. Penney Company, Inc.	13,305

600	Kohl's Corporation, (2)	32,358

500	Nordstrom, Inc.	18,790

100	Sears Holding Corporation, (2)	8,345

1,100	Target Corporation	53,207
	Total Multiline Retail	151,229
	Multi-Utilities – 1.4%

300	Ameren Corporation	8,385

600	CenterPoint Energy, Inc.	8,706

500	CMS Energy Corporation	7,830

400	Consolidated Edison, Inc.	18,172

800	Dominion Resources, Inc.	31,136

300	DTE Energy Company	13,077

100	Integrys Energy Group, Inc.	4,199

600	NiSource Inc.	9,228

600	PG&E Corporation	26,790

600	Public Service Enterprise Group Incorporated	19,950

200	Scana Corporation	7,536

300	Sempra Energy	16,794

400	TECO Energy, Inc.	6,488

100	Wisconsin Energy Corporation	4,983

700	Xcel Energy, Inc.	14,854
	Total Multi-Utilities	198,128
	Office Electronics – 0.1%

1,300	Xerox Corporation	10,998
	Oil, Gas & Consumable Fuels – 8.8%

800	Anadarko Petroleum Corporation	49,936

18	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

400	Apache Corporation	$41,268

100	Cabot Oil & Gas Corporation	4,359

1,000	Chesapeake Energy Corporation	25,880

2,500	Chevron Corporation	192,475

1,800	ConocoPhillips	91,926

300	CONSOL Energy Inc.	14,940

300	Denbury Resources Inc., (2)	4,440

300	Devon Energy Corporation	22,050

800	El Paso Corporation	7,864

200	EOG Resources, Inc.	19,460

6,300	Exxon Mobil Corporation	429,597

200	Hess Corporation	12,100

1,300	Marathon Oil Corporation	40,586

200	Massey Energy Company	8,402

300	Murphy Oil Corporation	16,260

200	Noble Energy, Inc.	14,244

1,300	Occidental Petroleum Corporation	105,755

500	Peabody Energy Corporation	22,605

200	Pioneer Natural Resources Company	9,634

100	Range Resources Corporation	4,985

300	Southwestern Energy Company, (2)	14,460

1,100	Spectra Energy Corporation	22,561

100	Sunoco, Inc.	2,610

300	Tesoro Corporation	4,065

600	Valero Energy Corporation	10,050

900	Williams Companies, Inc.	18,972

800	XTO Energy, Inc.	37,224
	Total Oil, Gas & Consumable Fuels	1,248,708
	Paper & Forest Products – 0.3%

1,000	International Paper Company	26,780

500	MeadWestvaco Corporation	14,315

100	Weyerhaeuser Company	4,314
	Total Paper & Forest Products	45,409
	Personal Products – 0.3%

800	Avon Products, Inc.	25,200

200	Estee Lauder Companies Inc., Class A	9,672

300	Mead Johnson Nutrition Company, Class A Shares	13,110
	Total Personal Products	47,982
	Pharmaceuticals – 5.6%

1,600	Abbott Laboratories	86,384

400	Allergan, Inc.	25,204

3,100	Bristol-Myers Squibb Company	78,275

1,200	Eli Lilly and Company	42,852

400	Forest Laboratories, Inc., (2)	12,844

3,100	Johnson & Johnson	199,671

300	King Pharmaceuticals Inc., (2)	3,681

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Pharmaceuticals (continued)

3,500	Merck & Company Inc.	$127,890

600	Mylan Laboratories Inc., (2)	11,058

11,100	Pfizer Inc.	201,909

200	Watson Pharmaceuticals Inc., (2)	7,922
	Total Pharmaceuticals	797,690
	Professional Services – 0.1%

100	Equifax Inc.	3,089

100	Monster Worldwide Inc., (2)	1,740

100	Robert Half International Inc.	2,673
	Total Professional Services	7,502
	Real Estate – 1.3%

200	Apartment Investment & Management Company, Class A	3,184

100	AvalonBay Communities, Inc.	8,211

200	Boston Properties, Inc.	13,414

300	Equity Residential	10,134

600	Health Care Property Investors Inc.	18,324

200	Health Care REIT, Inc.	8,864

900	Host Hotels & Resorts Inc., (2)	10,503

400	Kimco Realty Corporation	5,412

200	Plum Creek Timber Company	7,552

1,300	ProLogis	17,797

200	Public Storage, Inc.	16,290

400	Simon Property Group, Inc.	31,920

400	Ventas Inc.	17,496

200	Vornado Realty Trust	13,988
	Total Real Estate	183,089
	Real Estate Management & Development – 0.0%

500	CB Richard Ellis Group, Inc., Class A, (2)	6,785
	Road & Rail – 1.0%

400	Burlington Northern Santa Fe Corporation	39,448

600	CSX Corporation	29,094

400	Norfolk Southern Corporation	20,968

100	Ryder System, Inc.	4,117

700	Union Pacific Corporation	44,730
	Total Road & Rail	138,357
	Semiconductors & Equipment – 2.5%

1,000	Advanced Micro Devices, Inc., (2)	9,680

400	Altera Corporation	9,052

500	Analog Devices, Inc.	15,790

1,200	Applied Materials, Inc.	16,728

700	Broadcom Corporation, Class A, (2)	22,015

7,400	Intel Corporation	150,960

200	KLA-Tencor Corporation	7,232

300	Linear Technology Corporation	9,162

1,100	LSI Logic Corporation, (2)	6,611

20	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

300	Microchip Technology Incorporated	$8,718

1,800	Micron Technology, Inc., (2)	19,008

300	National Semiconductor Corporation	4,608

100	Novellus Systems, Inc., (2)	2,334

600	NVIDIA Corporation, (2)	11,208

300	Teradyne Inc., (2)	3,219

2,100	Texas Instruments Incorporated	54,726

400	Xilinx, Inc.	10,024
	Total Semiconductors & Equipment	361,075
	Software – 4.1%

800	Adobe Systems Incorporated, (2)	29,424

200	Autodesk, Inc., (2)	5,082

300	BMC Software, Inc., (2)	12,030

500	CA Inc.	11,230

200	Citrix Systems, (2)	8,322

300	Compuware Corporation, (2)	2,169

400	Intuit, Inc., (2)	12,284

100	McAfee Inc., (2)	4,057

11,400	Microsoft Corporation	347,586

100	Novell Inc., (2)	415

4,400	Oracle Corporation	107,976

400	Red Hat, Inc., (2)	12,360

200	Salesforce.com, Inc., (2)	14,754

1,000	Symantec Corporation, (2)	17,890
	Total Software	585,579
	Specialty Retail – 2.1%

200	Abercrombie & Fitch Co., Class A	6,970

200	AutoNation Inc., (2)	3,830

500	Bed Bath and Beyond Inc., (2)	19,315

800	Best Buy Co., Inc.	31,568

200	GameStop Corporation, (2)	4,388

1,000	Gap, Inc.	20,950

2,300	Home Depot, Inc.	66,539

500	Limited Brands, Inc.	9,620

1,600	Lowe's Companies, Inc.	37,424

800	Office Depot, Inc., (2)	5,160

200	O'Reilly Automotive Inc., (2)	7,624

300	RadioShack Corporation	5,850

200	Ross Stores, Inc.	8,542

100	Sherwin-Williams Company	6,165

1,000	Staples, Inc.	24,590

300	Tiffany & Co.	12,900

800	TJX Companies, Inc.	29,240
	Total Specialty Retail	300,675

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2009

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 0.5%

600	Coach, Inc.			$21,918

500	Nike, Inc., Class B			33,035

100	Polo Ralph Lauren Corporation			8,098

200	VF Corporation			14,648
	Total Textiles, Apparel & Luxury Goods			77,699
	Thrifts & Mortgage Finance – 0.1%

400	Hudson City Bancorp, Inc.			5,492

200	People's United Financial, Inc.			3,340
	Total Thrifts & Mortgage Finance			8,832
	Tobacco – 1.6%

3,300	Altria Group, Inc.			64,779

300	Lorillard Inc.			24,069

2,600	Philip Morris International			125,294

300	Reynolds American Inc.			15,891
	Total Tobacco			230,033
	Trading Companies & Distributors – 0.1%

100	Fastenal Company			4,164

100	W.W. Grainger, Inc.			9,683
	Total Trading Companies & Distributors			13,847
	Wireless Telecommunication Services – 0.3%

500	American Tower Corporation, (2)			21,605

200	Metropcs Communications Inc., (2)			1,526

6,700	Sprint Nextel Corporation, (2)			24,522
	Total Wireless Telecommunication Services			47,653
	Total Common Stocks (cost $12,454,748)			13,992,292

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

$144	Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $143,870, collateralized by $150,000 U.S. Treasury Bills, 0.000%, due 7/01/10, value $149,850	0.000%	1/04/10	$143,870
	Total Short-Term Investments (cost $143,870)			143,870
	Total Investments (cost $12,598,618) – 99.2%			14,136,162
	Other Assets Less Liabilities – 0.8%			116,459
	Net Assets – 100%			$14,252,621

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund

December 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 100.7%

	Aerospace & Defense – 1.8%

110	BE Aerospace Inc., (2)	$2,585

130	Goodrich Corporation	8,353

80	ITT Industries, Inc.	3,978

50	L-3 Communications Holdings, Inc.	4,348

110	Precision Castparts Corporation	12,139

130	Rockwell Collins, Inc.	7,197

110	Spirit AeroSystems Holdings Inc., (2)	2,185

20	TransDigm Group Inc., (2)	950
	Total Aerospace & Defense	41,735
	Air Freight & Logistics – 0.3%

70	C.H. Robinson Worldwide, Inc.	4,111

80	Expeditors International of Washington, Inc.	2,777

50	UTI Worldwide, Inc.	716
	Total Air Freight & Logistics	7,604
	Airlines – 0.3%

40	Copa Holdings SA	2,178

160	Delta Air Lines, Inc., (2)	1,821

190	Southwest Airlines Co.	2,172
	Total Airlines	6,171
	Auto Components – 0.7%

100	Autoliv Inc.	4,336

30	BorgWarner Inc.	997

20	Federal Mogul Corporation, Class A Shares, (2)	346

150	Gentex Corporation	2,678

260	Goodyear Tire & Rubber Company, (2)	3,665

140	TRW Automotive Holdings Corporation, (2)	3,343

40	WABCO Holdings Inc.	1,032
	Total Auto Components	16,397
	Automobiles – 0.3%

260	Harley-Davidson, Inc.	6,552

40	Thor Industries, Inc.	1,256
	Total Automobiles	7,808
	Beverages – 1.3%

30	Brown-Forman Corporation	1606

10	Central European Distribution Corporation, (2)	284

410	Coca-Cola Enterprises Inc.	8,692

80	Constellation Brands, Inc., Class A, (2)	1,274

220	Dr. Pepper Snapple Group	6,226

10	Hansen Natural Corporation, (2)	384

50	Molson Coors Brewing Company, Class B	2,258

190	Pepsi Bottling Group, Inc.	7,125

60	PepsiAmericas Inc.	1,756
	Total Beverages	29,605

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Biotechnology – 0.4%

40	Alexion Pharmaceuticals Inc., (2)	$1,953

70	Amylin Pharmaceuticals Inc., (2)	993

40	BioMarin Pharmaceutical Inc., (2)	752

160	Dendreon Corporation, (2)	4,204

20	OSI Pharmaceuticals, Inc., (2)	621

10	United Therapeutics Corporation, (2)	527

20	Vertex Pharmaceuticals Inc., (2)	857
	Total Biotechnology	9,907
	Building Products – 0.4%

40	Armstrong World Industries Inc., (2)	1,556

30	Lennox International Inc.	1,171

280	Masco Corporation	3,867

90	Owens Corning, (2)	2,308

10	USG Corporation, (2)	141
	Total Building Products	9,043
	Capital Markets – 2.5%

40	Affiliated Managers Group Inc., (2)	2,694

370	Ameriprise Financial, Inc.	14,363

100	Eaton Vance Corporation	3,041

50	Federated Investors Inc.	1,375

60	GLG Partners Inc., (2)	193

10	Greenhill & Co Inc.	802

440	Invesco LTD	10,335

30	Investment Technology Group, (2)	591

120	Janus Capital Group Inc.	1,614

50	Jefferies Group, Inc., (2)	1,187

40	Lazard Limited	1,519

180	Legg Mason, Inc.	5,429

60	Raymond James Financial Inc.	1,426

50	SEI Investments Company	876

150	T. Rowe Price Group Inc.	7,988

100	TD Ameritrade Holding Corporation, (2)	1,938

90	Waddell & Reed Financial, Inc., Class A	2,749
	Total Capital Markets	58,120
	Chemicals – 3.5%

50	Airgas, Inc.	2,380

90	Albemarle Corporation	3,273

170	Ashland Inc.	6,735

60	Cabot Corporation	1,573

210	Celanese Corporation, Series A	6,741

50	CF Industries Holdings, Inc.	4,539

60	Cytec Industries, Inc.	2,185

110	Eastman Chemical Company	6,626

130	Ecolab Inc.	5,795

20	FMC Corporation	1,115

24	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

320	Huntsman Corporation	$3,613

40	International Flavors & Fragrances Inc.	1,646

20	Interpid Potash Inc., (2)	583

100	Lubrizol Corporation	7,295

180	Nalco Holding Company	4,592

140	PPG Industries, Inc.	8,196

150	RPM International, Inc.	3,050

10	Scotts Miracle Gro Company	393

70	Sigma-Aldrich Corporation	3,537

200	Terra Industries, Inc.	6,438

70	Valspar Corporation	1,900
	Total Chemicals	82,205
	Commercial & Professional Services – 0.1%

10	Brinks Company	243

60	Corrections Corporation of America, (2)	1,473
	Total Commercial & Professional Services	1,716
	Commercial Banks – 2.2%

30	Associated Banc-Corp.	330

50	BancorpSouth Inc.	1,173

20	Bank of Hawaii Corporation	941

10	BOK Financial Corporation	475

280	Capitalsource Inc.	1,112

10	City National Corporation	456

100	Comerica Incorporated	2,957

30	Commerce Bancshares Inc.	1,162

20	Cullen/Frost Bankers, Inc.	1,000

920	Fifth Third Bancorp.	8,970

310	First Horizon National Corporation, (2)	4,157

80	Fulton Financial Corporation	698

900	Huntington BancShares Inc.	3,285

10	KeyCorp.	56

60	M&T Bank Corporation	4,012

680	Marshall and Ilsley Corporation	3,706

590	Popular, Inc.	1,333

1,380	Regions Financial Corporation	7,300

60	SunTrust Banks, Inc.	1,217

450	Synovus Financial Corp.	923

60	TCF Financial Corporation	817

70	Valley National Bancorp.	989

80	Whitney Holding Corporation	729

60	Wilmington Trust Corporation	740

170	Zions Bancorporation	2,181
	Total Commercial Banks	50,719

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.1%

50	Avery Dennison Corporation	$1,825

60	Cintas Corporation	1,563

30	Copart Inc., (2)	1,099

60	Covanta Holding Corporation, (2)	1,085

90	Iron Mountain Inc., (2)	2,048

50	Pitney Bowes Inc.	1,138

300	R.R. Donnelley & Sons Company	6,681

180	Republic Services, Inc.	5,095

30	St Joe Company, (2)	867

40	Stericycle Inc., (2)	2,207

40	Waste Connections Inc., (2)	1,334
	Total Commercial Services & Supplies	24,942
	Communication Equipment – 0.7%

350	Brocade Communications Systems Inc., (2)	2,671

20	Ciena Corporation, (2)	217

130	CommScope Inc., (2)	3,448

20	Echostar Holding Corproation, Class A, (2)	403

70	F5 Networks, Inc., (2)	3,709

80	Harris Corporation	3,804

240	JDS Uniphase Corporation, (2)	1,980

180	Tellabs Inc., (2)	1,022
	Total Communication Equipment	17,254
	Computers & Peripherals – 2.7%

40	Diebold Inc.	1,138

20	NCR Corporation, (2)	223

350	Network Appliance Inc., (2)	12,036

80	QLogic Corporation, (2)	1,510

160	SanDisk Corporation, (2)	4,638

680	Seagate Technology	12,369

840	Sun Microsystems Inc., (2)	7,871

190	Teradata Corporation, (2)	5,972

380	Western Digital Corporation, (2)	16,777
	Total Computers & Peripherals	62,534
	Construction & Engineering – 0.3%

20	AECOM Technology Corporation, (2)	550

90	KBR Inc.	1,710

20	Quanta Services Incorporated, (2)	417

120	Shaw Group Inc., (2)	3,450

30	URS Corporation, (2)	1,335
	Total Construction & Engineering	7,462
	Construction Materials – 0.1%

20	Eagle Materials Inc.	521

30	Vulcan Materials Company	1,580
	Total Construction Materials	2,101

26	Nuveen Investments

Shares	Description (1)	Value

	Consumer Finance – 0.9%

190	Americredit Corp., (2)	$3,618

970	Discover Financial Services	14,268

190	SLM Corporation, (2)	2,141
	Total Consumer Finance	20,027
	Containers & Packaging – 1.1%

20	AptarGroup Inc.	715

50	Ball Corporation	2,584

50	Bemis Company, Inc.	1,483

110	Crown Holdings Inc., (2)	2,814

40	Greif Inc.	2,159

120	Owens-Illinois, Inc., (2)	3,944

80	Packaging Corp. of America	1,841

10	Pactiv Corporation, (2)	241

150	Sealed Air Corporation	3,279

50	Sonoco Products Company	1,463

220	Temple-Inland Inc.	4,644
	Total Containers & Packaging	25,167
	Distributors – 0.2%

80	Genuine Parts Company	3,036

70	LKQ Corporation, (2)	1,371
	Total Distributors	4,407
	Diversified Consumer Services – 0.4%

40	Brinks Home Security Holdings Inc., (2)	1,305

40	Career Education Corporation, (2)	932

10	Devry, Inc.	567

140	H & R Block Inc.	3,167

20	Hillenbrand Inc.	377

250	Service Corporation International	2,048

20	Weight Watcher's International Inc.	583
	Total Diversified Consumer Services	8,979
	Diversified Financial Services – 0.4%

30	Interactive Brokers Group, Inc., (2)	532

20	Intercontinental Exchange, Inc., (2)	2,246

80	Leucadia National Corporation, (2)	1,903

90	MSCI Inc., Class A Shares, (2)	2,862

60	New York Stock Exchange Euronext	1,517
	Total Diversified Financial Services	9,060
	Diversified REIT – 0.3%

120	Liberty Property Trust	3,841

30	Vornado Realty Trust	2,097
	Total Diversified REIT	5,938
	Diversified Telecommunication Services – 1.3%

350	CenturyTel, Inc.	12,674

270	Frontier Communications Corporation	2,109

730	Level 3 Communications Inc., (2)	1,117

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

1,860	Qwest Communications International Inc.	$7,831

150	TW Telecom Inc., (2)	2,571

380	Windstream Corporation	4,175
	Total Diversified Telecommunication Services	30,477
	Electric Utilities – 1.9%

40	Allegheny Energy, Inc.	939

80	DPL Inc.	2,208

260	Edison International	9,043

100	Great Plains Energy Incorporated	1,939

80	Hawaiian Electric Industries	1,672

20	ITC Holdings Corporation	1,042

120	Northeast Utilities	3,095

210	NV Energy Inc.	2,600

110	Pepco Holdings, Inc.	1,854

110	Pinnacle West Capital Corporation	4,024

180	PPL Corporation	5,815

230	Progress Energy, Inc.	9,432

100	Westar Energy Inc.	2,172
	Total Electric Utilities	45,835
	Electrical Equipment – 0.7%

50	Ametek Inc.	1,912

90	General Cable Corporation, (2)	2,648

50	Hubbell Incorporated, Class B	2,365

90	Rockwell Automation, Inc.	4,227

40	Roper Industries Inc.	2,095

70	Thomas & Betts Corporation, (2)	2,505
	Total Electrical Equipment	15,752
	Electronic Components – 0.4%

140	Amphenol Corporation, Class A	6,465

30	AVX Group	380

20	Dolby Laboratories, Inc., (2)	955

220	Vishay Intertechnology Inc., (2)	1,836
	Total Electronic Components	9,636
	Electronic Equipment & Instruments – 1.3%

170	Agilent Technologies, Inc., (2)	5,282

140	Arrow Electronics, Inc., (2)	4,145

180	Avnet Inc., (2)	5,428

50	FLIR Systems Inc., (2)	1,636

160	Ingram Micro, Inc., Class A, (2)	2,792

10	Itron Inc., (2)	676

220	Jabil Circuit Inc.	3,821

80	Molex Inc.	1,724

20	National Instruments Corporation	589

90	Tech Data Corporation, (2)	4,199

50	Trimble Navigation Limited, (2)	1,260
	Total Electronic Equipment & Instruments	31,552

28	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 3.6%

80	Atwood Oceanics Inc., (2)	$2,868

330	BJ Services Company	6,138

200	Cooper Cameron Corporation, (2)	8,360

60	Diamond Offshore Drilling, Inc.	5,905

40	Dresser Rand Group, Inc., (2)	1,264

180	ENSCO International Incorporated	7,189

70	Exterran Holdings, Inc., (2)	1,502

110	FMC Technologies Inc., (2)	6,362

230	Helix Energy Solutions Group, (2)	2,703

120	Helmerich & Payne Inc.	4,786

340	Nabors Industries Inc., (2)	7,443

70	Oceaneering International Inc., (2)	4,095

60	Oil States International Inc., (2)	2,357

180	Patterson-UTI Energy, Inc.	2,763

270	Pride International Inc., (2)	8,616

180	Rowan Companies Inc., (2)	4,075

20	SeaCor Smit Inc., (2)	1,525

20	Seahawk Drilling Inc., (2)	451

60	Smith International, Inc.	1,630

40	Superior Energy Services, Inc., (2)	972

50	Tidewater Inc.	2,398

40	Unit Corporation, (2)	1,700
	Total Energy Equipment & Services	85,102
	Food & Staples Retailing – 0.7%

970	Rite Aid Corporation, (2)	1,465

310	Safeway Inc.	6,600

360	SUPERVALU INC.	4,576

170	Whole Foods Market, Inc., (2)	4,666
	Total Food & Staples Retailing	17,307
	Food Products – 2.4%

100	Bunge Limited	6,383

60	Campbell Soup Company	2,028

390	ConAgra Foods, Inc.	8,990

30	Corn Products International, Inc.	877

20	Dean Foods Company, (2)	361

230	Del Monte Foods Company	2,608

30	Flowers Foods Inc.	713

40	Green Mountain Coffee Inc., (2)	3,259

140	H.J. Heinz Company	5,986

40	Hershey Foods Corporation	1,432

40	Hormel Foods Corporation	1,538

80	JM Smucker Company	4,940

70	McCormick & Company, Incorporated	2,528

570	Sara Lee Corporation	6,943

220	Smithfield Foods, Inc., (2)	3,342

350	Tyson Foods, Inc., Class A	4,295
	Total Food Products	56,223

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Gas Utilities – 1.0%

50	AGL Resources Inc.	$1,824

80	Atmos Energy Corporation	2,352

60	Energen Corporation	2,808

50	EQT Corporation	2,195

60	National Fuel Gas Company	3,000

110	ONEOK, Inc.	4,903

130	Questar Corporation	5,404

50	UGI Corporation	1,210
	Total Gas Utilities	23,696
	Health Care Equipment & Supplies – 2.0%

60	Beckman Coulter, Inc.	3,926

50	C. R. Bard, Inc.	3,895

50	Cooper Companies, Inc.	1,905

60	DENTSPLY International Inc.	2,110

30	Edwards Lifesciences Corporation, (2)	2,606

20	Gen-Probe, Inc., (2)	858

30	Hill Rom Holdings Inc.	720

30	Hologic Inc., (2)	435

100	Hospira Inc., (2)	5,100

20	Idexx Labs Inc., (2)	1,069

40	Intuitive Surgical, Inc., (2)	12,133

120	Inverness Medical Innovation, (2)	4,981

60	Kinetic Concepts Inc., (2)	2,259

30	ResMed Inc., (2)	1,568

10	Teleflex Inc.	539

70	Varian Medical Systems, Inc., (2)	3,280
	Total Health Care Equipment & Supplies	47,384
	Health Care Providers & Services – 3.2%

260	AmerisourceBergen Corporation	6,778

70	Brookdale Senior Living Inc., (2)	1,273

400	CIGNA Corporation	14,108

130	Community Health Systems, Inc., (2)	4,628

220	Coventry Health Care, Inc., (2)	5,344

50	Davita Inc., (2)	2,937

10	Emdeon Inc., Class A, (2)	153

530	Health Management Associates Inc., (2)	3,853

120	Health Net Inc., (2)	2,795

30	Henry Schein Inc., (2)	1,577

140	Humana Inc., (2)	6,145

50	Laboratory Corporation of America Holdings, (2)	3,742

60	Lifepoint Hospitals Inc., (2)	1,951

60	Lincare Holdings, (2)	2,227

30	Medax Inc., (2)	1,803

70	Omnicare, Inc.	1,693

30	Patterson Companies, Inc., (2)	839

30	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

60	Quest Diagnostics Incorporated	$3,623

920	Tenet Healthcare Corporation, (2)	4,959

100	Universal Health Services, Inc., Class B	3,050

40	VCA Antech, Inc., (2)	997
	Total Health Care Providers & Services	74,475
	Health Care Technology – 0.5%

80	Allscripts Healthcare Solutions Inc., (2)	1,617

60	Cerner Corporation, (2)	4,946

210	IMS Health Incorporated	4,423
	Total Health Care Technology	10,986
	Hotels, Restaurants & Leisure – 2.2%

100	Boyd Gaming Corporation, (2)	837

150	Brinker International Inc.	2,238

20	Chipotle Mexican Grill, (2)	1,763

10	Choice Hotels International, Inc.	317

150	Darden Restaurants, Inc.	5,261

300	International Game Technology	5,631

10	Intl Speedway Corporation	285

450	Las Vegas Sands, (2)	6,723

70	Marriott International, Inc., Class A	1,907

10	Panera Bread Company, (2)	670

30	Penn National Gaming, Inc., (2)	815

300	Royal Caribbean Cruises Limited, (2)	7,584

210	Starwood Hotels & Resorts Worldwide, Inc.	7,680

30	Wendy's International, Inc.	141

30	WMS Industries Inc., (2)	1,200

340	Wyndham Worldwide Corporation	6,858

30	Wynn Resorts Ltd	1,747
	Total Hotels, Restaurants & Leisure	51,657
	Household Durables – 1.7%

50	Black & Decker Corporation	3,242

310	D.R. Horton, Inc.	3,370

70	Fortune Brands Inc.	3,024

140	Garmin Limited	4,297

80	Harman International Industries Inc.	2,822

110	Jarden Corporation	3,400

80	KB Home	1,094

160	Leggett and Platt Inc.	3,264

230	Lennar Corporation, Class A	2,937

10	MDC Holdings Inc.	310

30	Mohawk Industries Inc., (2)	1,428

130	Newell Rubbermaid Inc.	1,951

110	Whirlpool Corporation	8,873
	Total Household Durables	40,012

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Household Products – 0.2%

30	Church & Dwight Company Inc.	$1,814

50	Clorox Company	3,050

10	Energizer Holdings Inc., (2)	613
	Total Household Products	5,477
	Independent Power Producers & Energy Traders – 1.3%

900	AES Corporation, (2)	11,978

190	Calpine Corporation, (2)	2,090

200	Constellation Energy Group	7,034

170	Mirant Corporation, (2)	2,596

260	NRG Energy Inc., (2)	6,139

10	Ormat Technologies Inc.	378

20	RRI Energy Inc., (2)	114
	Total Independent Power Producers & Energy Traders	30,329
	Industrial Conglomerates – 0.5%

60	Carlisle Companies Inc.	2,056

230	McDermott International Inc., (2)	5,522

180	Textron Inc.	3,386
	Total Industrial Conglomerates	10,964
	Industrial REIT – 0.6%

80	AMB Property Corp.	2,044

850	ProLogis	11,637
	Total Industrial REIT	13,681
	Insurance – 6.9%

60	Allied World Assurance Holdings	2,764

80	American Financial Group Inc.	1,996

130	American International Group, (2)	3,897

10	American National Insurance Company	1,194

70	Aon Corporation	2,684

30	Arch Capital Group Limited, (2)	2,147

50	Arthur J. Gallagher & Co.	1,126

110	Aspen Insurance Holdings Limited	2,800

120	Assurant Inc.	3,538

150	Axis Capital Holdings Limited	4,262

60	Brown & Brown Inc.	1,078

80	Cincinnati Financial Corporation	2,099

30	CNA Financial Corporation, (2)	720

70	Endurance Specialty Holdings, Limited	2,606

10	Erie Indemnity Company	390

40	Everest Reinsurance Group Ltd	3,427

160	Fidelity National Title Group Inc., Class A	2,154

90	First American Corporation	2,980

1,400	Genworth Financial Inc., Class A, (2)	15,890

20	Hanover Insurance Group Inc.	889

950	Hartford Financial Services Group, Inc.	22,097

80	HCC Insurance Holdings Inc.	2,238

32	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

360	Lincoln National Corporation	$8,957

240	Marsh & McLennan Companies, Inc.	5,299

10	Mercury General Corporation	393

200	Old Republic International Corporation	2,008

20	OneBeacon Insurance Group Limited, Class A	276

60	PartnerRe Limited	4,480

500	Principal Financial Group, Inc.	12,020

350	Progressive Corporation, (2)	6,297

190	Protective Life Corporation	3,145

60	Reinsurance Group of America Inc.	2,859

30	RenaisasnceRE Holdings, Limited	1,595

40	StanCorp Financial Group Inc.	1,601

80	Torchmark Corporation	3,516

40	Transatlantic Holdings Inc.	2,084

30	Unitrin, Inc.	662

360	Unum Group	7,027

60	Valdius Holdings Limited	1,616

110	WR Berkley Corporation	2,710

660	XL Capital Ltd, Class A	12,098
	Total Insurance	161,619
	Internet & Catalog Retail – 1.5%

280	Expedia, Inc., (2)	7,199

810	Liberty Media Holding Corporation Interactive, Class A, (2)	8,780

60	NetFlix.com Inc., (2)	3,308

70	Priceline.com Incorporated, (2)	15,295
	Total Internet & Catalog Retail	34,582
	Internet Software & Services – 0.5%

170	Akamai Technologies, Inc., (2)	4,306

40	Equinix Inc., (2)	4,246

70	IAC/InterActiveCorp., (2)	1,434

50	WebMD Health Corporation, Class A, (2)	1,925
	Total Internet Software & Services	11,911
	IT Services – 2.6%

50	Affiliated Computer Services, Inc., (2)	2,985

10	Alliance Data Systems Corporation, (2)	646

90	Amdocs Limited, (2)	2,568

170	Broadridge Financial Solutions, Inc.	3,835

340	Cognizant Technology Solutions Corporation, Class A, (2)	15,402

160	Computer Sciences Corporation, (2)	9,205

140	Convergys Corporation, (2)	1,505

20	DST Systems Inc., (2)	871

250	Fidelity National Information Services	5,860

60	Fiserv, Inc., (2)	2,909

30	Genpact Limited, (2)	447

80	Global Payments Inc.	4,309

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	IT Services (continued)

40	Hewitt Associates Inc., Class A, (2)	$1,690

90	Lender Processing Services Inc.	3,659

30	NeuStar, Inc., (2)	691

100	Paychex, Inc.	3,064

60	SAIC, Inc., (2)	1,136

70	Total System Services Inc.	1,209
	Total IT Services	61,991
	Leisure Equipment & Products – 0.3%

30	Hasbro, Inc.	962

310	Mattel, Inc.	6,194
	Total Leisure Equipment & Products	7,156
	Life Sciences Tools & Services – 0.7%

10	Bio-Rad Laboratories Inc., (2)	965

10	Charles River Laboratories International, Inc., (2)	337

30	Covance, Inc., (2)	1,637

140	Life Technologies Corporation, (2)	7,312

20	Mettler-Toledo International Inc., (2)	2,100

20	Millipore Corporation, (2)	1,447

40	Perkinelmer Inc.	824

30	Pharmaceutical Product Development Inc.	703

10	Techne Corporation	686

20	Waters Corporation, (2)	1,239
	Total Life Sciences Tools & Services	17,250
	Machinery – 4.2%

20	AGCO Corporation, (2)	647

150	Bucyrus International, Inc.	8,456

60	Crane Company	1,837

210	Cummins Inc.	9,631

40	Donaldson Company, Inc.	1,702

140	Dover Corporation	5,825

160	Eaton Corporation	10,179

70	Flowserve Corporation	6,617

40	Gardner Denver, Inc.	1,702

30	Graco Inc.	857

60	Harsco Corporation	1,934

40	IDEX Corporation	1,246

160	Joy Global Inc.	8,254

20	Kennametal Inc.	518

20	Lincoln Electric Holdings Inc.	1,069

130	Manitowoc Company Inc.	1,296

80	Navistar International Corporation, (2)	3,092

210	Oshkosh Truck Corporation	7,776

50	Pall Corporation	1,810

110	Parker Hannifin Corporation	5,927

50	Pentair, Inc.	1,615

34	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

20	Snap-on Incorporated	$845

50	SPX Corporation	2,735

80	Stanley Works	4,121

30	Terex Corporation, (2)	594

130	Timken Company	3,082

30	Toro Company	1,254

130	Trinity Industries Inc.	2,267

20	Valmont Industries, Inc.	1,569

20	Wabtec Corporation	817
	Total Machinery	99,274
	Marine – 0.1%

30	Alexander and Bald, Inc.	1,027

30	Kirby Corporation, (2)	1,045
	Total Marine	2,072
	Media – 2.9%

270	Cablevision Systems Corporation	6,971

630	CBS Corporation, Class B	8,852

30	Central European Media Enterprises Limited, (2)	708

30	Clear Channel Outdoor Holdings Inc., Class A, (2)	312

50	CTC Media, Inc., (2)	745

150	Discovery Communications Inc., Class C Shares, (2)	3,978

30	Dreamworks Animation SKG Inc., (2)	1,199

300	Echostar Communications Corporation, Variable Prepaid Forward, (2)	6,231

200	Gannett Company Inc.	2,970

20	Interactive Data Corporation	506

420	Interpublic Group Companies, Inc., (2)	3,100

10	John Wiley and Sons Inc., Class A	419

50	Lamar Advertising Company, (2)	1,555

230	Liberty Global Inc, A Shares, (2)	5,039

80	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	1,910

70	Marvel Entertainment Inc., (2)	3,786

120	McGraw-Hill Companies, Inc.	4,021

30	Meredith Corporation	926

10	Morningstar, Inc., (2)	483

90	Regal Entertainment Group, Class A	1,300

50	Scripps Networks Interactive, Class A Shares	2,075

660	Virgin Media, Inc.	11,108

40	Warner Music Group Corporation, (2)	226
	Total Media	68,420
	Metals & Mining – 1.7%

130	AK Steel Holding Corporation	2,776

70	Allegheny Technologies, Inc.	3,134

40	Carpenter Technology Inc.	1,078

150	Cliffs Natural Resources Inc.	6,914

210	Commercial Metals Company	3,287

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value
	Metals & Mining (continued)

10	Compass Minerals International, Inc.	$672

130	Reliance Steel & Aluminum Company	5,619

10	Royal Gold, Inc.	471

20	Schnitzer Steel Industries, Inc.	954

300	Steel Dynamics Inc.	5,316

20	Titanium Metals Corporation, (2)	250

40	United States Steel Corporation	2,205

100	Walter Industries Inc.	7,531
	Total Metals & Mining	40,207
	Mortgage REIT – 0.9%

1,170	Annaly Capital Management Inc.	20,300

370	Chimera Investments Corporation	1,436
	Total Mortgage REIT	21,736
	Multiline Retail – 1.7%

40	Big Lots, Inc., (2)	1,159

10	Dollar Tree Stores Inc., (2)	483

30	Family Dollar Stores, Inc.	835

690	Federated Department Stores, Inc.	11,564

300	J.C. Penney Company, Inc.	7,983

280	Nordstrom, Inc.	10,522

80	Sears Holding Corporation, (2)	6,676
	Total Multiline Retail	39,222
	Multi-Utilities – 3.3%

90	Alliant Energy Corporation	2,723

230	Ameren Corporation	6,429

330	CenterPoint Energy, Inc.	4,788

320	CMS Energy Corporation	5,011

190	Consolidated Edison, Inc.	8,632

170	DTE Energy Company	7,410

70	Integrys Energy Group, Inc.	2,939

70	MDU Resources Group Inc.	1,652

400	NiSource Inc.	6,152

70	NSTAR	2,576

90	OGE Energy Corp.	3,320

90	Scana Corporation	3,391

160	Sempra Energy	8,957

180	TECO Energy, Inc.	2,920

60	Vectren Corporation	1,481

50	Wisconsin Energy Corporation	2,492

370	Xcel Energy, Inc.	7,851
	Total Multi-Utilities	78,724
	Office Electronics – 0.3%

700	Xerox Corporation	5,922

20	Zebra Technologies Corporation, Class A, (2)	567
	Total Office Electronics	6,489

36	Nuveen Investments

Shares	Description (1)	Value

	Office REIT – 1.3%

30	Alexandria Real Estate Equities Inc.	$1,929

70	Boston Properties, Inc.	4,695

230	Brandywine Realty Trust	2,622

30	Corporate Office Properties	1,099

80	Digital Realty Trust Inc.	4,022

100	Douglas Emmett Inc.	1,425

230	Duke Realty Corporation	2,799

510	HRPT Properties Trust	3,300

90	Mack-Cali Realty Corporation	3,111

130	SL Green Realty Corporation	6,531
	Total Office REIT	31,533
	Oil, Gas & Consumable Fuels – 4.7%

100	Alpha Natural Resources Inc., (2)	4,338

140	Arch Coal Inc.	3,115

60	Cabot Oil & Gas Corporation	2,615

110	Cimarex Energy Company	5,827

10	CNX Gas Corporation, (2)	295

60	Concho Resources Inc., (2)	2,694

160	CONSOL Energy Inc.	7,968

20	Continental Resources Inc., (2)	858

150	Denbury Resources Inc., (2)	2,220

260	El Paso Corporation	2,556

100	Encore Acquisition Company, (2)	4,802

130	Exco Resources Inc.	2,760

40	Forest Oil Corporation, (2)	890

50	Frontier Oil Corporation	602

30	Frontline Limited	820

40	Holly Corporation	1,025

120	Mariner Energy Inc., (2)	1,393

130	Massey Energy Company	5,461

150	Murphy Oil Corporation	8,130

180	Newfield Exploration Company, (2)	8,681

90	Noble Energy, Inc.	6,410

30	Overseas Shipholding Group Inc.	1,319

50	Petrohawk Energy Corporation, (2)	1,200

130	Pioneer Natural Resources Company	6,262

190	Plains Exploration & Production Company, (2)	5,255

170	Quicksilver Resources Inc., (2)	2,552

110	Southern Union Company	2,497

430	Spectra Energy Corporation	8,819

70	St Mary Land and Exploration Company	2,397

70	Teekay Shipping Corporation	1,625

240	Tesoro Corporation	3,252

40	Whiting Petroleum Corporation, (2)	2,858
	Total Oil, Gas & Consumable Fuels	111,496

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Paper & Forest Products – 1.3%

740	International Paper Company	$19,817

280	MeadWestvaco Corporation	8,016

90	Weyerhaeuser Company	3,883
	Total Paper & Forest Products	31,716
	Personal Products – 1.1%

40	Alberto Culver Company	1,172

390	Avon Products, Inc.	12,285

100	Estee Lauder Companies Inc., Class A	4,836

100	Herbalife, Limited	4,057

20	Mead Johnson Nutrition Company, Class A Shares	874

80	NBTY Inc., (2)	3,483
	Total Personal Products	26,707
	Pharmaceuticals – 0.8%

50	Endo Pharmaceuticals Holdings Inc., (2)	1,026

130	Forest Laboratories, Inc., (2)	4,174

60	King Pharmaceuticals Inc., (2)	736

350	Mylan Laboratories Inc., (2)	6,451

30	Perrigo Company	1,195

50	Valeant Pharmaceuticals International, (2)	1,590

70	Watson Pharmaceuticals Inc., (2)	2,773
	Total Pharmaceuticals	17,945
	Professional Services – 0.4%

30	Dun and Bradstreet Inc.	2,531

50	Equifax Inc.	1,545

20	IHS Inc., (2)	1,096

70	Manpower Inc.	3,821

50	Robert Half International Inc.	1,337
	Total Professional Services	10,330
	Real Estate Management & Development – 0.3%

200	CB Richard Ellis Group, Inc., Class A, (2)	2,714

130	Forest City Enterprises, Inc., (2)	1,531

40	Jones Lang LaSalle Inc.	2,416
	Total Real Estate Management & Development	6,661
	Residential REIT – 0.6%

90	Apartment Investment & Management Company, Class A	1,433

50	AvalonBay Communities, Inc.	4,106

30	BRE Properties, Inc.	992

50	Camden Property Trust	2,119

110	Equity Residential	3,716

40	UDR Inc.	658
	Total Residential REIT	13,024
	Retail REIT – 0.5%

10	Federal Realty Investment Trust	677

140	Macerich Company	5,033

38	Nuveen Investments

Shares	Description (1)	Value

	Retail REIT (continued)

70	Realty Income Corporation	$1,814

40	Taubman Centers Inc.	1,436

120	Weingarten Realty Trust	2,375
	Total Retail REIT	11,335
	Road & Rail – 0.5%

10	Con-Way, Inc.	349

320	Hertz Global Holdings, Inc., (2)	3,814

20	J.B. Hunt Transports Serives Inc.	645

60	Kansas City Southern Industries, (2)	1,997

20	Landstar System	775

90	Ryder System, Inc.	3,705
	Total Road & Rail	11,285
	Semiconductors & Equipment – 3.4%

520	Advanced Micro Devices, Inc., (2)	5,034

110	Altera Corporation	2,489

260	Analog Devices, Inc.	8,211

180	Atmel Corporation, (2)	830

150	Cree, Inc., (2)	8,456

150	Cypress Semiconductor Corporation, (2)	1,584

130	Fairchild Semiconductor International Inc., Class A, (2)	1,299

20	Integrated Device Technology, Inc., (2)	129

40	International Rectifier Corporation, (2)	885

60	Intersil Holding Corporation, Class A	920

60	KLA-Tencor Corporation	2,170

20	Lam Research Corporation, (2)	784

80	Linear Technology Corporation	2,443

430	LSI Logic Corporation, (2)	2,584

450	Marvell Technology Group Ltd., (2)	9,338

200	Maxim Integrated Products, Inc.	4,060

120	Microchip Technology Incorporated	3,487

1,010	Micron Technology, Inc., (2)	10,666

100	National Semiconductor Corporation	1,536

20	Novellus Systems, Inc., (2)	467

30	NVIDIA Corporation, (2)	560

450	ON Semiconductor Corporation, (2)	3,965

200	PMC-Sierra, Inc., (2)	1,732

10	Rambus Inc., (2)	244

40	Silicon Laboratories Inc., (2)	1,934

150	Teradyne Inc., (2)	1,610

20	Varian Semiconductor Equipment Associate, (2)	718

120	Xilinx, Inc.	3,007
	Total Semiconductors & Equipment	81,142
	Software – 1.9%

40	Ansys Inc., (2)	1,738

30	Autodesk, Inc., (2)	762

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value

	Software (continued)

80	BMC Software, Inc., (2)	$3,208

190	CA Inc.	4,267

50	Citrix Systems, (2)	2,081

50	Compuware Corporation, (2)	362

40	FactSet Research Systems Inc.	2,635

110	Intuit, Inc., (2)	3,378

30	McAfee Inc., (2)	1,217

50	Micros Systems, Inc., (2)	1,552

120	Novell Inc., (2)	498

130	Nuance Communications, Inc., (2)	2,020

240	Red Hat, Inc., (2)	7,416

120	Rovi Corporation, (2)	3,824

90	Salesforce.com, Inc., (2)	6,639

60	Sybase, Inc., (2)	2,604

60	Synopsys Inc., (2)	1,337
	Total Software	45,538
	Specialized REIT – 1.7%

300	Health Care Property Investors Inc.	9,162

70	Health Care REIT, Inc.	3,102

150	Hospitality Properties Trust	3,557

450	Host Hotels & Resorts Inc., (2)	5,252

90	Nationwide Health Properties, Inc.	3,166

20	Plum Creek Timber Company	755

30	Public Storage, Inc.	2,444

40	Rayonier Inc.	1,686

130	Senior Housing Properties Trust	2,843

180	Ventas Inc.	7,873
	Total Specialized REIT	39,840
	Specialy Retail – 4.1%

150	Abercrombie & Fitch Co., Class A	5,228

50	Advance Auto Parts, Inc.	2,024

80	Aeropostale, Inc., (2)	2,724

170	American Eagle Outfitters, Inc.	2,887

80	AutoNation Inc., (2)	1,532

100	Barnes & Noble Inc.	1,907

220	Bed Bath and Beyond Inc., (2)	8,499

240	CarMax, Inc., (2)	5,820

300	Chico's FAS, Inc., (2)	4,215

50	Dick's Sporting Goods Inc., (2)	1,244

160	Foot Locker, Inc.	1,782

10	GameStop Corporation, (2)	219

80	Guess Inc.	3,384

320	Limited Brands, Inc.	6,157

570	Office Depot, Inc., (2)	3,677

50	O'Reilly Automotive Inc., (2)	1,906

40	Nuveen Investments

Shares	Description (1)	Value
	Specialy Retail (continued)

50	Penske Auto Group, Inc., (2)	$759

110	PetSmart Inc.	2,936

160	RadioShack Corporation	3,120

120	Ross Stores, Inc.	5,125

30	Sherwin-Williams Company	1,850

70	Signet Jewelers Limited, (2)	1,870

160	Tiffany & Co.	6,880

390	TJX Companies, Inc.	14,255

100	Urban Outfitters, Inc., (2)	3,499

160	Williams-Sonoma Inc.	3,325
	Total Specialy Retail	96,824
	Textiles, Apparel & Luxury Goods – 1.2%

330	Coach, Inc.	12,055

120	Hanesbrands Inc., (2)	2,893

70	Phillips-Van Heusen Corporation	2,848

60	Polo Ralph Lauren Corporation	4,859

70	VF Corporation	5,127
	Total Textiles, Apparel & Luxury Goods	27,782
	Thrifts & Mortgage Finance – 0.3%

10	Capitol Federal Financial	315

40	First Niagara Financial Group Inc.	556

90	Hudson City Bancorp, Inc.	1,236

100	New York Community Bancorp, Inc.	1,451

130	People's United Financial, Inc.	2,171

40	TFS Financial Corporation	486

50	Washington Federal Inc.	967
	Total Thrifts & Mortgage Finance	7,182
	Tobacco – 0.3%

80	Lorillard Inc.	6,418
	Trading Companies & Distributors – 0.4%

50	Fastenal Company	2,082

40	GATX Corporation	1,150

20	MSC Industrial Direct Inc., Class A	940

40	W.W. Grainger, Inc.	3,873

70	WESCO International Inc., (2)	1,891
	Total Trading Companies & Distributors	9,936
	Water Utilities – 0.0%

30	American Water Works Company	672

30	Aqua America Inc.	525
	Total Water Utilities	1,197
	Wireless Telecommunication Services – 0.8%

260	Crown Castle International Corporation, (2)	10,150

140	NII Holdings Inc., Class B, (2)	4,701

70	SBA Communications Corporation, (2)	2,391

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2009

Shares	Description (1)	Value
	Wireless Telecommunication Services (continued)

30	Telephone and Data Systems Inc.	$1,018

10	United States Cellular Corporation, (2)	424
	Total Wireless Telecommunication Services	18,684
	Total Common Stocks (cost $1,995,375)	2,366,674

Shares	Description (1)	Value
	WARRANTS – 0.0%

	Diversified Telecommunication Services – 0.0%

60	Clearwire Corporation Stock Rights	$24
	Total Warrants (cost $0)	24
	Total Investments (cost $1,995,375) – 100.7%	2,366,698
	Other Assets Less Liabilities – (0.7)%	(15,937)
	Net Assets – 100%	2,350,761

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

December 31, 2009

	Enhanced Core Equity	Enhanced Mid-Cap
Assets
Investments, at value (cost $12,598,618 and $1,995,375, respectively)	$14,136,162	$2,366,698
Cash	—	34,685
Receivables:
Dividends	20,459	3,440
From Adviser	2,157	8,944
Investments sold	—	591,486
Shares sold	144,097	49
Other assets	10	2
Total assets	14,302,885	3,005,304
Liabilities
Payable for investments purchased	—	613,901
Accrued expenses:
12b-1 distribution and service fees	423	605
Other	49,841	40,037
Total liabilities	50,264	654,543
Net assets	$14,252,621	$2,350,761
Class A Shares
Net assets	$385,894	$556,636
Shares outstanding	26,255	38,057
Net asset value per share	$14.70	$14.63
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.60	$15.52
Class C Shares
Net assets	$429,717	$553,873
Shares outstanding	29,200	37,775
Net asset value and offering price per share	$14.72	$14.66
Class I Shares
Net assets	$13,437,010	$1,240,252
Shares outstanding	914,824	84,873
Net asset value and offering price per share	$14.69	$14.61
Net Assets Consist of:
Capital paid-in	$17,463,855	$3,205,885
Undistributed (Over-distribution of) net investment income	30,033	5,858
Accumulated net realized gain (loss) from investments and derivative transactions	(4,778,811)	(1,232,305)
Net unrealized appreciation (depreciation) of investments	1,537,544	371,323
Net assets	$14,252,621	$2,350,761

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Operations (Unaudited)

Six Months Ended December 31, 2009

	Enhanced Core Equity	Enhanced Mid-Cap
Investment Income	$152,151	$24,416
Expenses
Management fees	33,608	6,057
12b-1 service fees – Class A	295	648
12b-1 distribution and service fees – Class C	2,037	2,591
Shareholders’ servicing agent fees and expenses	560	344
Custodian’s fees and expenses	20,431	17,834
Trustees’ fees and expenses	121	25
Professional fees	4,209	3,483
Shareholders’ reports – printing and mailing expenses	23,132	12,924
Federal and state registration fees	18,985	19,178
Other expenses	890	439
Total expenses before custodian fee credit and expense reimbursement	104,268	63,523
Custodian fee credit	(2)	(1)
Expense reimbursement	(68,266)	(54,216)
Net expenses	36,000	9,306
Net investment income	116,151	15,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(377,596)	(141,582)
Change in net unrealized appreciation (depreciation) of investments	2,928,320	645,499
Net realized and unrealized gain (loss)	2,550,724	503,917
Net increase (decrease) in net assets from operations	$2,666,875	$519,027

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Enhanced Core Equity		Enhanced Mid-Cap
	Six Months Ended 12/31/09	Year Ended 6/30/09	Six Months Ended 12/31/09	Year Ended 6/30/09
Operations
Net investment income	$116,151	$555,799	$15,110	$33,637
Net realized gain (loss) from:
Investments	(377,596)	(5,726,772)	(141,582)	(963,769)
Redemptions in-kind	—	(5,326,612)	—	—
Change in net unrealized appreciation (depreciation) of investments	2,928,320	2,063,669	645,499	(154,445)
Net increase (decrease) in net assets from operations	2,666,875	(8,433,916)	519,027	(1,084,577)
Distributions to Shareholders
From net investment income:
Class A	(6,228)	(4,627)	(7,313)	(7,243)
Class C	(8,460)	(4,554)	(3,842)	(2,473)
Class I	(385,277)	(541,428)	(18,842)	(20,296)
From accumulated net realized gains:
Class A	(342)	—	—	—
Class C	(618)	—	—	—
Class I	(19,881)	—	—	—
Decrease in net assets from distributions to shareholders	(420,806)	(550,609)	(29,997)	(30,012)
Fund Share Transactions
Proceeds from sale of shares	2,113,828	394,408	6,867	76,843
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,834	318,368	2,294	3,025
	2,128,662	712,776	9,161	79,868
Cost of shares redeemed	(303,720)	(69,427)	(54,568)	(74,924)
Cost of redemptions in-kind	—	(12,780,056)	—	—
Net increase (decrease) in net assets from Fund share transactions	1,824,942	(12,136,707)	(45,407)	4,944
Net increase (decrease) in net assets	4,071,011	(21,121,232)	443,623	(1,109,645)
Net assets at the beginning of period	10,181,610	31,302,842	1,907,138	3,016,783
Net assets at the end of period	$14,252,621	$10,181,610	$2,350,761	$1,907,138
Undistributed (Over-distribution of) net investment income at the end of period	$30,033	$313,847	$5,858	$20,745

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Fund (“Enhanced Core Equity”) and Nuveen Enhanced Mid-Cap Fund (“Enhanced Mid-Cap”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Enhanced Core Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund primarily invests in equity securities of companies within the S&P 500 Index. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the Fund will contain many of the names within the S&P 500 Index, the relative weights assigned to each name will differ from the weights in the S&P 500 Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

Enhanced Mid-Cap’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund primarily invests in equity securities of companies within the Russell Midcap Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the Fund will contain many of the names within the Russell Midcap Index, the relative weights assigned to each name will differ from the weights in the Russell Midcap Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

46	Nuveen Investments

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Redemptions In-Kind

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemptions in-kind ). For financial reporting purposes, the Fund recognizes a gain on the redemptions in-kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2009, Enhanced Core Equity realized $5,326,612 of net loss on redemptions in-kind. There were no redemptions in-kind for Enhanced Mid-Cap during the fiscal year ended June 30, 2009, or for either Fund during the six months ended December 31, 2009.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2009:

Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$13,992,292	$—	$—	$13,992,292
Short-Term Investments	143,870	—	—	143,870
Total	$14,136,162	$—	$—	$14,136,162

Enhanced Mid-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,366,674	$—	$—	$2,366,674
Warrants	24	—	—	24
Total	$2,366,698	$—	$—	$2,366,698

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Enhanced Core Equity
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,597	$168,775	6,044	$79,142
Class C	7	112	22,849	280,616
Class I	159,098	1,944,941	3,059	34,650
Shares issued to shareholders due to reinvestment of distributions:
Class A	68	1,006	22	270
Class C	339	5,036	226	2,765
Class I	592	8,792	25,889	315,333
	171,701	2,128,662	58,089	712,776
Shares redeemed:
Class A	(3,976)	(53,801)	—	—
Class C	—	—	(6,721)	(69,427)
Class I	(16,590)	(249,919)	—	—
Class I – redemptions in-kind	—	—	(1,024,864)	(12,780,056)
	(20,566)	(303,720)	(1,031,585)	(12,849,483)
Net increase (decrease)	151,135	$1,824,942	(973,496)	$(12,136,707)

	Enhanced Mid-Cap
	Six Months Ended 12/31/09		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	541	$9,552
Class C	275	3,242	313	3,346
Class I	281	3,625	6,452	63,945
Shares issued to shareholders due to reinvestment of distributions:
Class A	7	106	9	103
Class C	—	—	2	21
Class I	148	2,188	268	2,901
	711	9,161	7,585	79,868
Shares redeemed:
Class A	—	—	—	—
Class C	(315)	(4,568)	—	—
Class I	(3,342)	(50,000)	(6,218)	(74,924)
	(3,657)	(54,568)	(6,218)	(74,924)
Net increase (decrease)	(2,946)	$(45,407)	1,367	$4,944

48	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months end December 31, 2009, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Purchases	$4,533,633	$1,600,146
Sales	3,114,452	1,669,256

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2009, the cost of investments was as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Cost of investments	$12,631,090	$1,995,375

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Gross unrealized:
Appreciation	$1,859,441	$393,668
Depreciation	(354,369)	(22,345)
Net unrealized appreciation (depreciation) of investments	$1,505,072	$371,323

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Funds’ last tax year end, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Undistributed net ordinary income*	$334,676	$20,742
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$550,609	$30,012
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2009, the Funds’ last tax year end, Enhanced Mid-Cap had an unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Enhanced Mid-Cap
Expiration:
June 30, 2017	$289,649

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses are treated as having arisen on the first day of the current fiscal year:

	Enhanced Core Equity	Enhanced Mid-Cap
Post-October capital losses	$4,368,733	$801,069

Enhanced Core Equity’s Post-October capital loss at June 30, 2009, the Fund’s last tax year end is subject to an annual limitation under the Internal Revenue Code and related regulations.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Enhanced Core Equity Fund-Level Fee Rate	Enhanced Mid-Cap Fund-Level Fee Rate
For the first $125 million	.3000%	.3500%
For the next $125 million	.2875	.3375
For the next $250 million	.2750	.3250
For the next $500 million	.2625	.3125
For the next $1 billion	.2500	.3000
For net assets over $2 billion	.2250	.2750

The annual complex-level fee for each Fund, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolios of the Funds. HydePark is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Enhanced Core Equity and Enhanced Mid-Cap through October 31, 2010, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .50% and .55% of the average daily net assets of any class of Fund shares of Enhanced Core Equity and Enhanced Mid-Cap, respectively, and from exceeding 1.00% and 1.05%, respectively, after October 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

50	Nuveen Investments

During the six months ended December 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Commission advances	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
12b-1 fees retained	$896	$2,571

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At December 31, 2009, Nuveen owned 12,500, 12,500 and 24,954 shares of Class A, C and I, respectively, of Enhanced Core Equity and 37,500, 37,500 and 74,883 shares of Class A, C and I, respectively, of Enhanced Mid-Cap.

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED CORE EQUITY
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2010(d)	$12.43	$.11	$2.57	$2.68	$(.39)	$(.02)	$(.41)	$14.70	21.54%
2009	17.44	.27	(5.02)	(4.75)	(.26)	—	(.26)	12.43	(27.18)
2008(e)	20.00	.19	(2.72)	(2.53)	(.03)	—	(.03)	17.44	(12.67)
Class C (12/07)
2010(d)	12.41	.05	2.57	2.62	(.29)	(.02)	(.31)	14.72	21.13
2009	17.38	.18	(5.01)	(4.83)	(.14)	—	(.14)	12.41	(27.78)
2008(e)	20.00	.11	(2.71)	(2.60)	(.02)	—	(.02)	17.38	(13.02)
Class I (12/07)
2010(d)	12.43	.12	2.58	2.70	(.42)	(.02)	(.44)	14.69	21.71
2009	17.46	.32	(5.04)	(4.72)	(.31)	—	(.31)	12.43	(27.02)
2008(e)	20.00	.22	(2.73)	(2.51)	(.03)	—	(.03)	17.46	(12.55)

52	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$386	1.75	%*	.49	%*	.74	%*	1.49	%*	24%
231	1.52		1.36		.75		2.13		33
218	1.25	*	1.26	*	.74	*	1.77	*	21

430	2.49	*	(.26	)*	1.49	*	.74	*	24
358	2.31		.63		1.50		1.44		33
217	2.00	*	.51	*	1.49	*	1.02	*	21

13,437	1.49	*	.73	*	.49	*	1.73	*	24
9,593	1.23		1.65		.50		2.38		33
30,868.74		*	1.75	*	.49	*	2.01	*	21

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended December 31, 2009.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:
Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED MID-CAP
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2010(d)	$11.65	$.09	$3.08	$3.17	$(.19)	$—	$(.19)	$14.63	27.21%
2009	18.59	.21	(6.96)	(6.75)	(.19)	—	(.19)	11.65	(36.27)
2008(e)	20.00	.15	(1.51)	(1.36)	(.05)	—	(.05)	18.59	(6.79)
Class C (12/07)
2010(d)	11.66	.04	3.06	3.10	(.10)	—	(.10)	14.66	26.68
2009	18.53	.11	(6.91)	(6.80)	(.07)	—	(.07)	11.66	(36.70)
2008(e)	20.00	.06	(1.50)	(1.44)	(.03)	—	(.03)	18.53	(7.20)
Class I (12/07)
2010(d)	11.65	.11	3.07	3.18	(.22)	—	(.22)	14.61	27.38
2009	18.62	.24	(6.98)	(6.74)	(.23)	—	(.23)	11.65	(36.09)
2008(e)	20.00	.15	(1.48)	(1.33)	(.05)	—	(.05)	18.62	(6.67)

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$557	5.65	%*	(3.46	)%*	.79	%*	1.39	%*	73%
443	7.84		(5.39)		.80		1.65		76
697	3.81	*	(1.70	)*	.78	*	1.33	*	89

554	6.39	*	(4.21	)*	1.54	*	.64	*	73
441	8.61		(6.16)		1.55		.90		76
695	4.56	*	(2.45	)*	1.53	*	.58	*	89

1,240	5.39	*	(3.21	)*	.54	*	1.64	*	73
1,023	7.68		(5.24)		.55		1.90		76
1,625	3.52	*	(1.43	)*	.53	*	1.55	*	89

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended December 31, 2009.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	55

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

56	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	57

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-ENHCM-1209P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Semi-Annual Report

December 31, 2009

Nuveen NWQ Equity Income Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during July of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board and Lead Independent Director

February 22, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, Inc. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 22 years of corporate finance and investment management experience.

Here Jon talks about his management strategies and the performance of the Fund for the period since inception on September 15, 2009, through December 31, 2009.

How did the Fund perform during the period from its inception through December 31 2009?

The table on page four provides performance information for the Fund (Class A Shares at net asset value) for the period from its inception on September 15, 2009, through December 31, 2009. The table also compares the Fund’s performance to some industry and market indexes.

What was the Fund’s investment strategy and how did this strategy influence performance over this initial period?

The Fund is designed to seek high current income and capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures), and other securities with equity characteristics. The Fund will not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest up to 25% of its net assets in non-U.S. equity securities. The Fund also has the ability to sell covered call options.

The Fund began investment operations on September 15, 2009, and we have been in the initial invest up phase for much of this reporting period. During the period from the Fund’s inception through December 31, 2009, it performed roughly in line with its benchmark and trailed the return of the Standard & Poor’s (S&P) 500 Stock Index.

Energy investments ConocoPhillips and Noble Energy were among our best performing stocks. Against the backdrop of improving industry fundamentals and rising oil prices (crude approached $80 per barrel during the period, up from the mid-$60’s at the end of third quarter, and the low-$30’s at the beginning of 2009), both companies had specific catalysts that contributed to investor’s taking increased interest in the stocks. ConocoPhillips is one of the cheapest integrated oil stocks despite the company’s high quality downstream assets. Management has made meaningful strategic changes such as

2	Nuveen Investments

announcing the sale of $10 billion in assets over two years to pay down debt, a reduction in its 2010 capital budget, and increased its quarterly dividend. We believe the company has an attractive absolute valuation, and the potential for further asset re-structuring. A noteworthy catalyst for Noble Energy was its signing of a long-term contract to sell at least 23% of the gas from its Tamar discovery in offshore Israel at a price indexed to Brent Crude oil. This follows the company’s announcement of a second discovery (Tamar II) in July that was consistent with its original find. The company is also ramping up its exploration programs with seven-nine major wells set to drill in 2010. Fertilizer investment Mosaic Co. appreciated as the company came to terms with the Chinese government for its 2010 potash supplies, providing greater visibility to the market with regards to pricing and volumes. Investors are also expecting fertilizer volumes to recover in 2010 as farmers restock given better harvests and crop prices this year. Our investment in Viacom Inc. also contributed positively toward performance as the advertising environment continued to firm and the company improved its operating performance. Viacom is also benefitting from increased affiliate fees, and the outlook for its Paramount Studios division has improved given the success of recent hits Star Trek and Paranormal Activity. Lastly, Microsoft outperformed as the company has been successful in improving earnings through tighter cost controls, new product launches (which includes recently launched Windows 7), and the overall improvement in corporate IT spending.

Our common stock investments in Genworth Financial Inc., Hartford Financial Services Group, and MetLife Inc. declined since purchased in mid-September. However, it should be noted that we had hedged these investments by selling call options against the positions, thereby offsetting much of the losses. While previous capital and liquidity challenges have largely dissipated for these insurance companies, concerns about premium growth, a competitive pricing environment, and profit-taking in general have pressured the stocks. Shares of Genworth Financial had rallied strongly from their lows as the company has dramatically strengthened its balance sheet during the year with the sale of a partial interest in its Canadian mortgage insurance operation in July and a secondary stock offering in September. Hartford Financial’s stock rallied substantially after it improved its capital position with a common equity raise in August. In addition, stronger overall asset prices aided the company’s investment portfolio and reduced its exposure within its variable annuity business. Our position in Motorola Inc. also declined on profit-taking. Prior to our investment in the company, the stock had appreciated as investors became more optimistic on management’s ability to return its struggling handset business to profitability. The handset business seems to be stabilizing as the company successfully launched its new DROID smart phone in November. We believe the risk/reward profile for holding this stock remains extremely favorable. We believe the shares are undervalued on a sum-of-the-parts basis, and its non-handset businesses are generating positive cash flow in the current depressed economic environment.

Nuveen Investments	3

*	Fund returns are from its inception on 9/15/09. Index returns are from 9/30/09, as index performance is based on month end data.

1	The Lipper Extended U.S. Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the all funds in the Lipper Extended U.S. Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Cumulative Total Returns

As of 12/31/09

Since Inception*
Nuveen NWQ Equity Income Fund
A Shares at NAV	4.79%
A Shares at Offer	-1.23%
Lipper Extended U.S. Large-Cap Core Funds Index[1]	4.84%
S&P 500 Stock Index[2]	7.20%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The Fund’s return reflects a contractual agreement between the Fund and the investment advisor to waive certain fees and expenses; see p. 17 of this report for more information. In addition, the Fund’s return also may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Fund Spotlight as of 12/31/09 Nuveen NWQ Equity Income Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$20.86	$20.85	$20.85	$20.86
Latest Ordinary Income Distribution[1]	$0.0993	$0.0606	$0.0864	$0.1122
Inception Date	9/15/09	9/15/09	9/15/09	9/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 12/31/09

A Shares	NAV	Offer
Since Inception	4.79%	-1.23%

C Shares	NAV	w/CDSC
Since Inception	4.55%	3.55%

R3 Shares	NAV
Since Inception	4.68%

I Shares	NAV
Since Inception	4.86%

Top Five Common Stock Holdings[3]
Lockheed Martin Corporation	4.2%
CA Inc.	4.1%
Merck & Company Inc.	4.1%
Pitney Bowes Inc.	3.9%
Mosaic Company	3.6%

Fund Allocation2

Portfolio Statistics
Net Assets ($000)	$1,043
Number of Common Stocks	37

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.39%	1.15%	9/15/09
Class C	2.14%	1.90%	9/15/09
Class R3	1.64%	1.40%	9/15/09
Class I	1.14%	0.90%	9/15/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2012.

1	Paid December 31, 2009.

2	As a percentage of total investments (excluding call options written) as of December 31, 2009. Holdings are subject to change.

3	As a percentage of total common stocks as of December 31, 2009. Holdings are subject to change.

Nuveen Investments	5

Fund Spotlight as of 12/31/09 Nuveen NWQ Equity Income Fund

Industries[1]
Insurance	19.5%
Oil, Gas & Consumable Fuels	13.2%
Pharmaceuticals	10.4%
Aerospace & Defense	7.3%
Software	5.8%
Diversified Telecommunication Services	5.3%
Diversified Financial Services	5.2%
Metals & Mining	5.1%
Media	4.8%
Commercial Services & Supplies	3.8%
Chemicals	3.5%
Other	16.1%
1	As a percentage of total investments (excluding call options written) as of December 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 108 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/15/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,047.90	$1,045.50	$1,046.80	$1,048.60	$1,011.42	$1,009.20	$1,010.68	$1,012.16
Expenses Incurred During Period	$3.45	$5.72	$4.21	$2.70	$3.39	$5.62	$4.13	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89%, 1.39% and .89% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the 108 days in the period since the Fund’s commencement of operations).

6	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund

December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 94.3%

	Aerospace & Defense – 7.2%

550	Lockheed Martin Corporation	$41,439

650	Raytheon Company	33,488
	Total Aerospace & Defense	74,927
	Chemicals – 3.4%

600	Mosaic Company (5)	35,838
	Commercial Banks – 2.1%

800	Wells Fargo & Company (5)	21,592
	Commercial Services & Supplies – 3.7%

1,700	Pitney Bowes Inc.	38,692
	Communications Equipment – 2.4%

3,200	Motorola, Inc., (2),(5)	24,832
	Containers & Packaging – 1.0%

450	Packaging Corp. of America	10,355
	Diversified Financial Services – 5.1%

1,400	Bank of America Corporation (5)	21,084

9,800	Citigroup Inc.	32,438
	Total Diversified Financial Services	53,522
	Diversified Telecommunication Services – 5.2%

550	AT&T Inc.	15,417

2,900	Frontier Communications Corporation	22,649

500	Verizon Communications Inc.	16,565
	Total Diversified Telecommunication Services	54,631
	Food & Staples Retailing – 1.8%

900	Kroger Co.	18,477
	Household Products – 2.1%

350	Kimberly-Clark Corporation	22,299
	Insurance – 15.4%

700	Aon Corporation	26,838

1,900	Genworth Financial Inc., Class A, (2)	21,565

900	Hartford Financial Services Group, Inc.	20,934

750	Loews Corporation	27,263

950	MetLife, Inc. (5)	33,583

600	Travelers Companies, Inc.	29,916
	Total Insurance	160,099
	Media – 4.7%

1,000	Comcast Corporation, Special Class A	16,010

1,100	Viacom Inc., Class B, (2)	32,703
	Total Media	48,713
	Metals & Mining – 5.0%

800	Barrick Gold Corporation	31,504

450	Nucor Corporation	20,993
	Total Metals & Mining	52,497

Nuveen Investments	7

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund (continued)

December 31, 2009

Shares	Description (1)				Value
	Oil, Gas & Consumable Fuels – 12.9%

700	ConocoPhillips				$35,749

400	Eni S.p.A., Sponsored ADR				20,244

400	Exxon Mobil Corporation				27,276

400	Noble Energy, Inc. (5)				28,488

350	Total SA, Sponsored ADR				22,414
	Total Oil, Gas & Consumable Fuels				134,171
	Pharmaceuticals – 10.2%

1,100	Merck & Company Inc.				40,194

1,800	Pfizer Inc.				32,742

850	Sanofi-Aventis, Sponsored ADR				33,380
	Total Pharmaceuticals				106,316
	Road & Rail – 2.5%

400	Union Pacific Corporation (5)				25,560
	Software – 5.7%

1,800	CA Inc.				40,428

625	Microsoft Corporation				19,056
	Total Software				59,484
	Tobacco – 2.5%

550	Philip Morris International				26,505
	Wireless Telecommunication Services – 1.4%

650	Vodafone Group PLC, Sponsored ADR				15,009
	Total Common Stocks (cost $957,883)				983,519

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 3.7%

	Insurance – 3.7%

$40	Genworth Financial Inc.	5.750%	6/15/14	BBB	$38,292
	Total Corporate Bonds (cost $36,484)				38,292
	Total Investments (cost $994,367) – 98.0%				1,021,811

8	Nuveen Investments

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value
	Call Options Written – (0.6)%

(14)	Bank of America Corporation	$(26,600)	2/20/10	$19.0	$(77)

(3)	MetLife, Inc.	(12,000)	1/16/10	40.0	(12)

(3)	Mosaic Company	(15,000)	1/16/10	50.0	(2,977)

(3)	Mosaic Company	(16,500)	1/16/10	55.0	(1,635)

(23)	Motorola, Inc.	(23,000)	1/16/10	10.0	(35)

(4)	Noble Energy, Inc.	(30,000)	1/16/10	75.0	(150)

(2)	Union Pacific Corporation	(12,000)	1/16/10	60.0	(830)

(6)	Wells Fargo & Company	(17,400)	1/16/10	29.0	(114)
(58)	Total Call Options Written (premiums received $10,964)	(152,500)			(5,830)
	Other Assets Less Liabilities – 2.6%				26,771
	Net Assets – 100%				$1,042,752

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)	Investment, or portion of investment, has been pledged as collateral for call options written.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	9

Statement of Assets and Liabilities (Unaudited)

December 31, 2009

Assets
Investments, at value (cost $994,367)	$1,021,811
Cash	38,207
Receivables:
Dividends	1,934
From Adviser	2,428
Interest	102
Reclaims	70
Total assets	1,064,552
Liabilities
Call options written, at value (premiums received $10,964)	5,830
Dividends payable	4,481
Accrued expenses:
12b-1 distribution and service fees	389
Other	11,100
Total liabilities	21,800
Net assets	$1,042,752
Class A Shares
Net assets	$260,713
Shares outstanding	12,500
Net asset value per share	$20.86
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$22.13
Class C Shares
Net assets	$260,613
Shares outstanding	12,500
Net asset value and offering price per share	$20.85
Class R3 Shares
Net assets	$260,680
Shares outstanding	12,500
Net asset value and offering price per share	$20.85
Class I Shares
Net assets	$260,746
Shares outstanding	12,500
Net asset value and offering price per share	$20.86
Net Assets Consist of:
Capital paid-in	$1,000,000
Undistributed (Over-distribution of) net investment income	1,363
Accumulated net realized gain (loss) from investments and call options written	8,811
Net unrealized appreciation (depreciation) of investments and call options written	32,578
Net assets	$1,042,752

See accompanying notes to financial statements.

10	Nuveen Investments

Statement of Operations (Unaudited)

For the Period September 15, 2009 (commencement of operations) through December 31, 2009

Dividend and Interest Income (net of foreign tax withheld of $201)	$9,873
Expenses
Management fees	2,246
12b-1 service fees – Class A	190
12b-1 distribution and service fees – Class C	758
12b-1 distribution and service fees – Class R3	379
Shareholders’ servicing agent fees and expenses	41
Custodian’s fees and expenses	1,132
Trustees’ fees and expenses	7
Professional fees	3,860
Shareholders’ reports – printing and mailing expenses	6,375
Other expenses	196
Total expenses before expense reimbursement	15,184
Expense reimbursement	(11,155)
Net expenses	4,029
Net investment income	5,844
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,625
Call options written	7,186
Net unrealized appreciation (depreciation) of:
Investments	27,444
Call options written	5,134
Net realized and unrealized gain (loss)	41,390
Net increase (decrease) in net assets from operations	$47,233

See accompanying notes to financial statements.

Nuveen Investments	11

Statement of Changes in Net Assets (Unaudited)

For the Period September 15, 2009 (commencement of operations) through December 31, 2009

Operations
Net investment income	$5,844
Net realized gain (loss) from:
Investments	1,625
Call options written	7,186
Net unrealized appreciation (depreciation) of:
Investments	27,444
Call options written	5,134
Net increase (decrease) in net assets from operations	47,233
Distributions to Shareholders
From net investment income:
Class A	(1,241)
Class C	(758)
Class R3	(1,080)
Class I	(1,402)
Decrease in net assets from distributions to shareholders	(4,481)
Fund Share Transactions
Net proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	1,042,752
Net assets at the beginning of period	—
Net assets at the end of period	$1,042,752
Undistributed (Over-distribution of) net investment income at the end of period	$1,363

See accompanying notes to financial statements.

12	Nuveen Investments

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund ordinarily invests at least 80% of its net assets in equity securities. The Fund seeks to meet its investment objective by investing primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. Although the Fund invests primarily in securities issued by U.S. companies, it may invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. The value of exchange traded options are based on the last sale price, or in the absence of such a price, at the mean of the bid and asked price. Options traded in the over-the-counter (OTC) market are valued using market implied volatilities. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	13

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of call options written during the period September 15, 2009 (commencement of operations) through December 31, 2009, was $(163,400). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

14	Nuveen Investments

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$983,519	$—	$—	$983,519
Corporate Bonds	—	38,292	—	38,292
Call Options Written	(5,830)	—	—	(5,830)
Total	$977,689	$38,292	$—	$1,015,981

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$5,830

The following tables present the amount of net realized gain (loss) and net unrealized appreciation (depreciation) recognized for the period September 15, 2009 (commencement of operations) through December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$7,186

Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$5,134

Nuveen Investments	15

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	For the period September 15, 2009 (commencement of operations) through December 31, 2009
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding call options written) during the period September 15, 2009 (commencement of operations) through December 31, 2009, aggregated $1,031,414 and $38,858, respectively.

Transactions in call options written during the period September 15, 2009 (commencement of operations) through December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	86	19,042
Call options terminated in closing purchase transactions	(19)	(4,901)
Call options expired	(9)	(3,177)
Outstanding, end of period	58	$10,964

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments was $994,367.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$51,480
Depreciation	(24,036)
Net unrealized appreciation (depreciation) of investments	$27,444

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

16	Nuveen Investments

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fess and reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At December 31, 2009, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/09)
2010(d)	$20.00	$.13	$.83	$.96	$(.10)	$—	$(.10)	$20.86	4.79%
Class C (9/09)
2010(d)	20.00	.08	.83	.91	(.06)	—	(.06)	20.85	4.55
Class R3 (9/09)
2010(d)	20.00	.11	.83	.94	(.09)	—	(.09)	20.85	4.68
Class I (9/09)
2010(d)	20.00	.14	.83	.97	(.11)	—	(.11)	20.86	4.86

18	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$261	4.82	%*	(1.56	)%*	1.14	%*	2.11	%*	4%

261	5.57	*	(2.31	)*	1.89	*	1.36	*	4

261	5.07	*	(1.81	)*	1.39	*	1.86	*	4

261	4.57	*	(1.31	)*	.89	*	2.36	*	4

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 15, 2009 (commencement of operations) through December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	19

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on July 28-29, 2009 (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and NWQ Investment Management Company, LLC (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•

the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital Management, Inc. (“Winslow Capital”) which was acquired in December 2008);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that NAM would oversee the Sub-Adviser.

20	Nuveen Investments

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds. The Sub-Adviser is expected to apply research techniques similar to those applied with respect to the NWQ Large-Cap Value strategy, which draws on a universe of stocks similar to those anticipated for the Fund. In this regard, the Independent Board Members were provided with certain performance information pertaining to such strategy, including returns for such strategy and its benchmark for the year-to-date, one-year, three-year, five-year and ten-year periods through May 2009.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated fund(s), if any. The Independent Board Members also considered the Fund’s proposed sub-advisory arrangement. In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members have reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. They also reviewed the Form 8-K filed by Nuveen on July 9, 2009 (relating to, among other things, proposed financing and amendments to Nuveen’s credit facility). The Independent Board Members have also considered, at the Meeting or at prior

Nuveen Investments	21

Annual Investment Management Agreement Approval Process (continued)

meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. The Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of NAM, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

22	Nuveen Investments

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	23

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

24	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	25

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NEQI-1209P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date March 10, 2010

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date March 10, 2010